________________________________________________________________

THIS LEASE AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART CONTAINING THE RECEIPT EXECUTED BY LESSOR OR, IF LESSOR HAS ASSIGNED ITS RIGHTS TO A THIRD PARTY IN ACCORDANCE WITH THIS LEASE AGREEMENT, SUCH THIRD PARTY ON THE
            SIGNATURE PAGE OF THIS LEASE AGREEMENT.
________________________________________________________________


                      DATED:  July 22, 1999


                       AIRCRAFT 22121, INC.

                             (Lessor)

                             - and -

                     VANGUARD AIRLINES, INC.

                             (Lessee)

               ___________________________________

                      LEASE AGREEMENT 22121
                         - relating to -
                     Boeing 737-230 Aircraft
                  Manufacturers Serial No: 22121
                  U.S. Registration Mark N123NJ
              _____________________________________




                FELTMAN, KARESH, MAJOR & FARBMAN,
                  Limited Liability Partnership
                       Carnegie Hall Tower
                       152 West 57th Street
                     New York, New York 10019

                        TABLE OF CONTENTS


CLAUSE                                                                 PAGE


1.   DEFINITIONS and INTERPRETATION. . . . . . . . . . . . . . . . . . . .1
     1.1   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.2   Interpretation. . . . . . . . . . . . . . . . . . . . . . . . 19

2.   REPRESENTATIONS and WARRANTIES. . . . . . . . . . . . . . . . . . . 19
     2.1   Lessee's Representations and Warranties . . . . . . . . . . . 19
     2.2   Lessee's Further Representations and Warranties . . . . . . . 21
     2.3   Repetition. . . . . . . . . . . . . . . . . . . . . . . . . . 22
     2.4   Lessor's Representations and Warranties . . . . . . . . . . . 22
     2.5   Repetition. . . . . . . . . . . . . . . . . . . . . . . . . . 23

3.   CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . . . . . . . . 23
     3.1   Lessor's Documentary Conditions Precedent . . . . . . . . . . 23
     3.2   Lessor's Other Conditions Precedent . . . . . . . . . . . . . 25
     3.3   Lessor's Waiver . . . . . . . . . . . . . . . . . . . . . . . 25
     3.4   Lessee's Conditions Precedent . . . . . . . . . . . . . . . . 25
     3.5   Lessee's Waiver . . . . . . . . . . . . . . . . . . . . . . . 26

4.   COMMENCEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     4.1   Leasing . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     4.2   Delivery. . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     4.3   Delayed Delivery. . . . . . . . . . . . . . . . . . . . . . . 29
     4.4   Acceptance and Risk . . . . . . . . . . . . . . . . . . . . . 29

5.   PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     5.1   Security Deposit; Letter of Credit. . . . . . . . . . . . . . 30
     5.2   Rental Periods. . . . . . . . . . . . . . . . . . . . . . . . 32
     5.3   Basic Rent. . . . . . . . . . . . . . . . . . . . . . . . . . 32
     5.4   Additional Rent . . . . . . . . . . . . . . . . . . . . . . . 32
     5.5   Lessor's Moneys . . . . . . . . . . . . . . . . . . . . . . . 33
     5.6   Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     5.7   Gross-up. . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     5.8   Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     5.9   Information . . . . . . . . . . . . . . . . . . . . . . . . . 36
     5.10  Taxation of Indemnity Payments. . . . . . . . . . . . . . . . 36
     5.11  Default Interest. . . . . . . . . . . . . . . . . . . . . . . 37
     5.12  Contest . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

     5.13  Absolute. . . . . . . . . . . . . . . . . . . . . . . . . . . 38

6.   MANUFACTURER'S WARRANTIES . . . . . . . . . . . . . . . . . . . . . 39
     6.1   Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . 39
     6.2   Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     6.3   Parts . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     6.4   Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . 41

7.   LESSOR'S COVENANTS and DISCLAIMERS. . . . . . . . . . . . . . . . . 41
     7.1   Quiet Enjoyment . . . . . . . . . . . . . . . . . . . . . . . 41
     7.2   Lessor's Maintenance Contribution . . . . . . . . . . . . . . 41
     7.3   Lessor's Engine Maintenance Contribution. . . . . . . . . . . 44
     7.4   Lessor's AD Cost Sharing Contribution . . . . . . . . . . . . 45
     7.5   Registration and Filings. . . . . . . . . . . . . . . . . . . 46
     7.6   Agreed Maintenance Performers . . . . . . . . . . . . . . . . 46
     7.7   Exclusion . . . . . . . . . . . . . . . . . . . . . . . . . . 46
     7.8   Lessee's Waiver . . . . . . . . . . . . . . . . . . . . . . . 47
     7.9   Lessee's Confirmation . . . . . . . . . . . . . . . . . . . . 47

8.   LESSEE'S COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . 47
     8.1   Duration. . . . . . . . . . . . . . . . . . . . . . . . . . . 47
     8.2   Information . . . . . . . . . . . . . . . . . . . . . . . . . 47
     8.3   Lawful and Safe Operation . . . . . . . . . . . . . . . . . . 50
     8.4   Taxes and Other Charges . . . . . . . . . . . . . . . . . . . 51
     8.5   Sub-Leasing . . . . . . . . . . . . . . . . . . . . . . . . . 52
     8.6   Inspection. . . . . . . . . . . . . . . . . . . . . . . . . . 54
     8.7   Protection of Title . . . . . . . . . . . . . . . . . . . . . 54
     8.8   General . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
     8.9   Records . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
     8.10  Registration and Filings. . . . . . . . . . . . . . . . . . . 58
     8.11  Maintenance and Repair. . . . . . . . . . . . . . . . . . . . 58
     8.12  Removal of Engines and Parts. . . . . . . . . . . . . . . . . 60
     8.13  Installation of Engines and Parts . . . . . . . . . . . . . . 60
     8.14  Non-Installed Engines and Parts . . . . . . . . . . . . . . . 62
     8.15  Pooling of Engines and Parts. . . . . . . . . . . . . . . . . 63
     8.16  Equipment Changes . . . . . . . . . . . . . . . . . . . . . . 64
     8.17  Title to Engines and Parts. . . . . . . . . . . . . . . . . . 64
     8.18  Third Parties . . . . . . . . . . . . . . . . . . . . . . . . 65
     8.19  Non-Discrimination. . . . . . . . . . . . . . . . . . . . . . 65

9.   INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
     9.1   Insurances. . . . . . . . . . . . . . . . . . . . . . . . . . 66
     9.2   Requirements. . . . . . . . . . . . . . . . . . . . . . . . . 66

     9.3   Insurance Covenants . . . . . . . . . . . . . . . . . . . . . 67
     9.4   Failure to Insure . . . . . . . . . . . . . . . . . . . . . . 68
     9.5   Continuing Indemnity. . . . . . . . . . . . . . . . . . . . . 69
     9.6   Application of Insurance Proceeds . . . . . . . . . . . . . . 69

10.  INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
     10.1  General . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
     10.2  Mitigation. . . . . . . . . . . . . . . . . . . . . . . . . . 71
     10.3  Duration. . . . . . . . . . . . . . . . . . . . . . . . . . . 72

11.  EVENTS OF LOSS. . . . . . . . . . . . . . . . . . . . . . . . . . . 72
     11.1  Total Loss. . . . . . . . . . . . . . . . . . . . . . . . . . 72
     11.2  Engine Loss . . . . . . . . . . . . . . . . . . . . . . . . . 74
     11.3  Requisition . . . . . . . . . . . . . . . . . . . . . . . . . 74

12.  RETURN OF AIRCRAFT. . . . . . . . . . . . . . . . . . . . . . . . . 75
     12.1  Redelivery. . . . . . . . . . . . . . . . . . . . . . . . . . 75
     12.2  Final Checks. . . . . . . . . . . . . . . . . . . . . . . . . 75
     12.3  Final Inspection. . . . . . . . . . . . . . . . . . . . . . . 76
     12.4  Non-Compliance. . . . . . . . . . . . . . . . . . . . . . . . 77
     12.5  Export Documentation. . . . . . . . . . . . . . . . . . . . . 78
     12.6  Acknowledgment. . . . . . . . . . . . . . . . . . . . . . . . 78
     12.7  Maintenance Program . . . . . . . . . . . . . . . . . . . . . 78
     12.8  Storage . . . . . . . . . . . . . . . . . . . . . . . . . . . 78

13.  DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 79
     13.1  Events. . . . . . . . . . . . . . . . . . . . . . . . . . . . 79
     13.2  Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . 83
     13.3  Export. . . . . . . . . . . . . . . . . . . . . . . . . . . . 84
     13.4  Default Payments. . . . . . . . . . . . . . . . . . . . . . . 84
     13.5  Waiver of Certain Article 2A Rights . . . . . . . . . . . . . 85

14.  ASSIGNMENT and TRANSFER . . . . . . . . . . . . . . . . . . . . . . 85
     14.1  No Assignment by Lessee . . . . . . . . . . . . . . . . . . . 85
     14.2  Lessor Assignment . . . . . . . . . . . . . . . . . . . . . . 86
     14.3  Grants of Security Interests. . . . . . . . . . . . . . . . . 88
     14.4  Sale and Leaseback by Lessor. . . . . . . . . . . . . . . . . 90
     14.5  Further Acknowledgments . . . . . . . . . . . . . . . . . . . 90
     14.6  Certain Protections for Lessee's Benefit. . . . . . . . . . . 91

15.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . 91
     15.1  Waivers, Remedies Cumulative. . . . . . . . . . . . . . . . . 91
     15.2  Delegation. . . . . . . . . . . . . . . . . . . . . . . . . . 91

     15.3  Appropriation . . . . . . . . . . . . . . . . . . . . . . . . 91
     15.4  Currency Indemnity. . . . . . . . . . . . . . . . . . . . . . 91
     15.5  Payment by the Lessor . . . . . . . . . . . . . . . . . . . . 92
     15.6  Severability. . . . . . . . . . . . . . . . . . . . . . . . . 92
     15.7  Remedy. . . . . . . . . . . . . . . . . . . . . . . . . . . . 92
     15.8  Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . 93
     15.9  Time of Essence . . . . . . . . . . . . . . . . . . . . . . . 93
     15.10 Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . 94
     15.11 Law and Jurisdiction. . . . . . . . . . . . . . . . . . . . . 94
     15.12 Sole and Entire Agreement . . . . . . . . . . . . . . . . . . 95
     15.13 Indemnities . . . . . . . . . . . . . . . . . . . . . . . . . 95
     15.14 Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . 96
     15.15 Confidentiality . . . . . . . . . . . . . . . . . . . . . . . 96

                        TABLE OF CONTENTS
                            continued


CLAUSE                                                                  PAGE



SCHEDULES

     1.   Basic Rent and Other Terms . . . . . . . . . . . . . . . . . . 97
     2.   Aircraft Specification . . . . . . . . . . . . . . . . . . . . 99
     3.   Operating Condition at Delivery. . . . . . . . . . . . . . . .106
     4.   Operating Condition at Redelivery. . . . . . . . . . . . . . .111
     5.   Insurance Requirements . . . . . . . . . . . . . . . . . . . .116
EXHIBITS

     A.   Form of Certificate of Acceptance. . . . . . . . . . . . . . .121
     B.   Form of Certificate of Delivery Condition. . . . . . . . . . .123
     C.   Form of Consent. . . . . . . . . . . . . . . . . . . . . . . .127
     D.   Form of Legal Opinion. . . . . . . . . . . . . . . . . . . . .128
     E.   Form of Letter of Credit . . . . . . . . . . . . . . . . . . .129
     F.   Form of Monthly Status Report. . . . . . . . . . . . . . . . .130
     G.   Form of Certificate of Redelivery. . . . . . . . . . . . . . .133

THIS LEASE AGREEMENT 22121 is made the 22nd day of July, 1999

BETWEEN:

(1) AIRCRAFT 22121, INC., a Delaware corporation having its principal place of business at c/o Unicapital Air Group, Inc., 1900 Summit Tower Blvd., Suite 860, Orlando, Florida
     32810 (the "Lessor"), and

(2) VANGUARD AIRLINES, INC., a company organized and existing under the laws of the State of Delaware having its principal place of business at 533 Mexico City Avenue, Kansas City International Airport, Kansas City, Missouri 64153 (the "Lessee").

WHEREAS:

(A) Pursuant to a Sale Agreement, dated as of December 23, 1997, between the Previous Operator, as seller, and NSJ Corporation of Florida, Inc., as buyer ("NSJ-Florida"), as assigned by the Previous Operator to the Previous Owner and by NSJ-Florida to Lessor pursuant to the Assignment, Assumption and Consent Agreement, dated as of July 16, 1999, Lessor has agreed to purchase the Leased Property from the Previous Owner on or before the Delivery Date.

(B) Lessor wishes to lease the Leased Property to the Lessee, and Lessee agrees to lease the Leased Property from the Lessor, with effect immediately from the purchase of the Aircraft upon and subject to the covenants, terms and conditions set out in this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.   DEFINITIONS and INTERPRETATION

     1.1 DEFINITIONS

     In this Agreement the following expressions shall, unless the context otherwise requires, have the following respective meanings:

     ACTUAL COST              as it applies to any maintenance
                              work on the Aircraft, means the
                              actual cost of replacement parts
                              plus the cost of the associated
                              labor at Lessee's in-house labor
                              rates (if the work is performed by
                              Lessee) or at third party costs
                              charged to Lessee (if the work is
                              performed by third parties) and
                              shall in no event include late
                              charges, mark-ups, interest or
                              other similar amounts.

     ADDITIONAL RENT          collectively, Airframe Additional
                              Rent, APU Additional Rent, Engine
                              Additional Rent and Landing Gear
                              Additional Rent.

     AFFILIATE                in relation to any Person, any
                              other Person controlled directly or
                              indirectly by that Person, any
                              other Person that controls directly
                              or indirectly that Person or any
                              other Person under common control
                              with that Person.  For this purpose
                              "control" of any Person means
                              ownership of a majority of the
                              voting power of such Person.

     AGREED MAINTENANCE       the Lessee or any other reputable
       PERFORMER              maintenance organization that is
                              (i) experienced in maintaining
                              aircraft and/or engines of the same
                              type as the Aircraft and the
                              Engines, (ii) duly certificated by
                              the FAA under FAR Part 145, and
                              (iii) not objected to by Lessor
                              pursuant to Clause 7.6.

     AGREED MAINTENANCE       the Lessee's current Maintenance
       PROGRAM                Program, which shall at all times
                              be in compliance with the
                              Manufacturer's MPD and the Engine
                              Manufacturer's MPD, as the same may
                              be amended from time to time in
                              accordance with this Agreement.

     AGREED VALUE             the amount set forth on Schedule 1.

     AIRCRAFT                 the aircraft described in Part l of
                              Schedule 2 (which term includes,
                              where the context admits, a
                              separate reference to all Engines
                              and Parts).

     AIRCRAFT DOCUMENTS       the documents, data and records
                              identified in Part 2 of Schedule 2
                              and all additions, renewals,
                              revisions and replacements from
                              time to time made in accordance
                              with this Agreement.

     AIRFRAME                 the Aircraft, excluding the Engines
                              and the Aircraft Documents.

     AIRFRAME ADDITIONAL RENT as defined in Clause 5.4(a)(i).

     AIRFRAME ADDITIONAL      the amount set forth in Schedule 1.
       RENT RATE

     AIRFRAME REIMBURSABLE    as defined in Clause 7.2(a)(i).
       EXPENSES

     APPLICABLE LAW           all applicable (i) laws, treaties
                              and international agreements of any
                              national government, (ii) laws of
                              any state, province, territory,
                              locality or other political
                              subdivision of a national
                              government, and (iii) rules,
                              regulations, judgments, decrees,
                              orders, injunctions, writs,
                              directives, licenses and permits of
                              any Government Entity or
                              arbitration authority.

     APPRAISAL PROCEDURE      with respect to any amount to be
                              determined, the amount mutually
                              agreed by Lessor and Lessee or, if
                              Lessor and Lessee are unable to
                              agree upon any such amount to be
                              determined, the average of the
                              amounts determined by three
                              FAA-approved service centers in the
                              continental United States, one such
                              service center appointed by Lessor,
                              one by Lessee and one by their
                              appointed service centers, except
                              that if any party fails to appoint
                              a service center the Manufacturer
                              or the Engine Manufacturer
                              (whichever is appropriate) shall be
                              deemed appointed.

     APU (i) the auxiliary power unit listed in Schedule 2, (ii) any and all Parts, so long as such Parts are incorporated in, installed on or attached to such auxiliary power unit or so long as title to such Parts is vested in the Lessor in accordance with the terms of Clause 8.17(b) after removal from such auxiliary power unit, and
                              (iii) insofar as the same belong to
                              Lessor, all substitutions,
                              replacements or renewals from time
                              to time made in or to such
                              auxiliary power unit or to any of
                              the Parts referred to in clause
                              (ii) above, as required or
                              permitted under this Agreement.

     APU ADDITIONAL RENT      as defined in Clause 5.4(a)(iv).

     APU ADDITIONAL RENT      the amount set forth in Schedule 1.
       RATE

     APU REIMBURSABLE         as defined in Clause 7.2(d)(i).
       EXPENSES

     ASSIGNMENT               the Assignment of Lease Agreement,
                              dated the Delivery Date, between
                              Lessor and Mortgagee, and any
                              present or future assignment by the
                              Lessor in favor of any Financing
                              Party of the Lessor's rights under
                              this Agreement as security for its
                              obligations to a Financing Party.

     AVIATION AUTHORITY       the FAA or, if the State of
                              Registration ceases to be the
                              United States of America, the
                              authority and/or Government Entity
                              and/or agency which, under the laws
                              of the State of Registration, from
                              time to time (i) has control or
                              supervision of civil aviation; or
                              (ii) has jurisdiction over
                              registration, airworthiness or
                              operation of the Aircraft.

     BASIC RENT               all amounts payable pursuant to
                              Clause 5.3.

     BASIC RENT AMOUNT        the amount set forth in Schedule 1.

     BUSINESS DAY             a day (other than a Saturday or
                              Sunday) on which business of the
                              nature required by this Agreement
                              is carried out in Orlando, Florida
                              and the city in which Lessee's
                              office listed in Clause 15.10(b) is
                              located or, where used in relation
                              to payments, on which banks are
                              open for business in New York, New
                              York.

     C-CHECK                  a maintenance check on the Airframe
                              under the Agreed Maintenance
                              Program designated as a "C" check
                              and consisting of full and complete
                              zonal, systems and structural check
                              including the corresponding lower
                              checks ("A" and "B" or equivalent)
                              and any other maintenance and
                              inspections tasks that are a part
                              of such checks, all in accordance
                              with the Agreed Maintenance
                              Program, or if the Agreed
                              Maintenance Program changes and no
                              longer refers to a full and
                              complete zonal, systems and
                              structural block "C" check, then a
                              check consisting of those items of
                              maintenance characterized by the
                              MPD and best industry practice as a
                              "C" check (or its equivalent), but
                              in any event not including repairs
                              arising as the result of
                              operational or maintenance
                              mishandling or accidental damage.

     CER an engine refurbishment, including with respect to any Engine the complete visual inspection and repair as necessary of required modules of the Engine in an engine repair/overhaul station, including complete or partial disassembly, complete or partial visual inspection, de-blading of LLPs as required, visual inspection of all LLPs, verification that all snap diameters on LLPs are within limits, inspection of all blades for proper chord dimensions and cracking, repair or replacement of all blades below minimums, inspection and repair of stators as necessary, blade-up of LLPs using new lock plates, assembly of rotors in the turbine, balance of all rotors, and installation of rotors in the Engine.

     CERTIFICATE OF           a certificate in the form attached
       ACCEPTANCE             as Exhibit A to be completed and
                              executed by Lessor
                              and Lessee on Delivery.

     CERTIFICATE OF           a certificate in the form attached
       DELIVERY CONDITION     as Exhibit B to be
                              completed and executed by Lessor
                              and Lessee on Delivery.

     CERTIFICATE OF           a certificate in the form attached
       REDELIVERY             as Exhibit G to be
                              completed and executed by Lessor
                              upon redelivery of the Aircraft and
                              Aircraft Documents in accordance
                              with this Agreement.

     CONSENT the Lessee's Acknowledgment of and Consent to Assignment of Lease, dated the Delivery Date, between Lessor, Lessee and Mortgagee in the form attached as Exhibit C pursuant to which, inter alia, Lessee consents to the Assignment and Mortgagee covenants to preserve Lessee's quiet enjoyment.

     COOPESA                  The Self-Managed Cooperative of
                              Aero Industrial Services R.L.

     CPCP                     Lessee's Corrosion Prevention and
                              Control Program under the Agreed
                              Maintenance Program.

     CREDIT AGREEMENT         the Secured Loan Agreement, dated
                              as of July 19, 1999, between Lender
                              and Lessor.

     CYCLE                    one take-off and landing of an
                              airframe.

     DAMAGE NOTIFICATION      the amount set forth in Schedule 1.
       THRESHOLD

     DEFAULT any Event of Default and any event which with the giving of notice, lapse of time or fulfilment of any other condition or any combination of the foregoing would constitute an Event of Default.

     DEFAULT RATE             at any time and from time to time,
                              3.0% plus the prime or base
                              commercial lending rate as
                              announced (i) if the Mortgagee is a
                              bank or trust company, by the
                              Mortgagee at its principal banking
                              office in New York City, New York,
                              or (ii) if the Mortgagee is not a
                              bank or trust company, by Citibank,
                              N.A., in either case compounded
                              monthly and calculated on the basis
                              of the actual number of days
                              elapsed and on a 360 day year.

     DELIVERY                 the delivery of the Aircraft to the
                              Lessee in accordance with the terms
                              of this Agreement.

     DELIVERY DATE            the date on which Delivery takes
                              place, which shall be the Scheduled
                              Delivery Date or such other date
                              notified by Lessor to Lessee in
                              accordance with the provisions of
                              this Agreement, including Clauses
                              4.2(e) and 4.3.

     DELIVERY LOCATION        Kansas City International Airport,
                              Kansas City, Missouri.

     DOLLARS AND $            the lawful currency of the United
                              States of America.

     ENGINE                   whether or not installed on the
                              Aircraft:

                              (a)  each engine of the
                                   manufacture, model and serial
                                   number specified in Part 1 of
                                   Schedule 2 and having 750 or
                                   more rated take-off
                                   horsepower, title to which shall
                                   belong to the Lessor; or

                              (b)  any engine which replaces that
                                   engine, title to which passes
                                   to the Lessor in accordance
                                   with Clause 8.17(d);

                              and in each case includes all
                              modules and Parts from time to time
                              belonging to, installed in or
                              appurtenant to that engine.

     ENGINE ADDITIONAL RENT   as defined in Clause 5.4(a)(ii).

     ENGINE ADDITIONAL RENT
       RATE                   the amount set forth in Schedule 1.

     ENGINE LOSS              the occurrence, with respect to an
                              Engine, of one of the events set
                              forth in clauses (a) through (d) of
                              the definition of "Total Loss" as
                              if references to the "Airframe"
                              were to such "Engine".

     ENGINE LOSS DATE         the relevant date determined in
                              accordance with the definition of
                              "Total Loss Date" as if that
                              definition applied to an Engine
                              Loss.

     ENGINE MANUFACTURER      the Pratt & Whitney Division of
                              United Technologies Corporation.

     ENGINE REIMBURSABLE      as defined in Clause 7.2(b)(i).
       EXPENSES

     ENGINE SHOP VISIT        a shop visit requiring disassembly
                              of an Engine (but excluding for
                              this purpose any removal,
                              installation, maintenance and
                              repair of "Quick Engine Change"
                              kits) and during which there shall
                              be performed a hot section
                              restoration or repair or a cold
                              section restoration or repair or a
                              replacement of LLPs.

     EQUIPMENT CHANGE         as defined in Clause 8.16(a).

     EVENT OF DEFAULT         an event specified in Clause 13.1.

     EXCUSABLE DELAY          with respect to delivery of the
                              Aircraft, delay or non-performance
                              due to or arising out of acts of
                              God or public enemy, civil
                              war, insurrection or riot, fire,
                              flood, explosion, earthquake,
                              serious accident, epidemic,
                              quarantine restriction, import
                              restriction, any act of government,
                              governmental priority, allocation,
                              regulation or order affecting
                              directly or indirectly, the
                              Aircraft, any manufacturer, Lessor
                              or any materials or facilities,
                              strike or labor dispute causing
                              cessation, slowdown or interruption
                              of work, inability after due and
                              timely diligence to procure
                              equipment, data or materials from
                              manufacturers, suppliers, any
                              existing owner, seller or lessee in
                              a timely manner, damage,
                              destruction or loss, adverse
                              weather conditions preventing any
                              services, inspections or flights of
                              the Aircraft or any other cause to
                              the extent that such cause is
                              beyond the control of Lessor,
                              whether above mentioned or not and
                              whether or not similar to the
                              foregoing.

     EXPIRY DATE              the Scheduled Expiry Date or any
                              other date on which:

                              (a)  the Aircraft has been
                                   redelivered in accordance with
                                   this Agreement and all
                                   obligations of Lessee have
                                   been satisfied; or

                              (b)  the Lessor receives the Agreed
                                   Value following a Total Loss
                                   and any other amounts then due
                                   and owing in accordance with
                                   this Agreement.

     FAA                      the Federal Aviation Administration
                              of the U.S. Department of
                              Transportation, or any successor
                              Government Entity succeeding to the
                              functions thereof.

     FARs the Federal Aviation Regulations for the time being in force, issued by the FAA pursuant to the Federal Aviation Law and published in Title 14 of the Code of Federal
                              Regulations.

     FEDERAL AVIATION LAW     Title 49 of the United States Code,
                              as amended, or any successor
                              statutory provisions and the
                              regulations promulgated under such
                              provisions.

     FINANCIAL INDEBTEDNESS   any indebtedness in respect of:

                              (a)  moneys borrowed;

                              (b)  any liability under any
                                   debenture, bond, note, loan
                                   stock, acceptance credit,
                                   documentary credit or other
                                   security;
                              (c)  the acquisition cost of any
                                   asset to the extent payable
                                   before or after the time of
                                   acquisition or possession; or

                              (d)  the capitalized value
                                   (determined in accordance with
                                   accounting practices generally
                                   accepted in the United States
                                   of America) of obligations
                                   under finance leases; or

                              (e)  any guarantee, indemnity or
                                   similar assurance against
                                   financial loss of any Person
                                   in respect of the above.

     FINANCING PARTIES        collectively (i) Lender, (ii)
                              Mortgagee, (iii) any Additional
                              Mortgagee, (iv) any Person that
                              lends money to Lessor and for whom
                              an Additional Mortgagee holds a
                              Security Interest in the Leased
                              Property, and (v) the successors
                              and permitted assigns of such
                              Persons.

     FLIGHT HOUR              each hour or part thereof (rounded
                              up to one decimal place) elapsing
                              from the moment the wheels of the
                              Airframe leave the ground on take
                              off until the moment the wheels of
                              the Airframe next touch the ground.

     GAAP generally accepted accounting principles as in effect from time to time and, subject to changes in such principles from time to time, consistently applied in accordance with the past practices of a Person.

     GOVERNMENT ENTITY        (a)  any national, state or local
                                   government, political
                                   subdivision thereof or local
                                   jurisdiction therein;

                              (b)  any board, commission,
                                   department, division,
                                   instrumentality, court, agency
                                   or political subdivision
                                   thereof; and

                              (c)  any association, organization
                                   or institution of which any of
                                   the above is a member or to
                                   whose jurisdiction any thereof
                                   is subject or in whose
                                   activities any of the above is
                                   a participant.

     HEAVY CHECK              the maintenance checks under the
                              Agreed Maintenance Program
                              designated as "Q1" and "Q2", or any
                              comparable major airframe overhaul
                              under any other or amended
                              maintenance program.

     IATA                     the International Air Transport
                              Association.

     INDEMNITEES              Lessor, each of the Financing
                              Parties, the respective successors
                              and assigns of such Persons and the
                              shareholders, directors, officers,
                              agents and employees of such
                              Persons.

     INSURANCES               as defined in Clause 9.1.

     LANDING GEAR             the landing gear assembly of the
                              Aircraft excluding the wheels and
                              brake units.

     LANDING GEAR ADDITIONAL  as defined in Clause 5.4(a)(iii).
       RENT

     LANDING GEAR ADDITIONAL  the amount set forth in Schedule 1.
       RENT RATE

     LANDING GEAR             as defined in Clause 7.2(c)(i).
       REIMBURSABLE
       EXPENSES

     LEASED PROPERTY          the Aircraft and the Aircraft
                              Documents.

     LENDER                   FINOVA Capital Corporation and its
                              successors and assigns as "Lender"
                              under the Credit Agreement.

     LESSEE INSTALLED PART    a Part installed on the Aircraft
                              after Delivery not in replacement
                              for any Part and not required under
                              the FARs on the Aircraft,
                              title to which is held by Lessee
                              (and which may be subject to a
                              Security Interest in favor of an
                              unrelated third party) or title to
                              which is held by an unrelated third
                              party and such Part is leased or
                              conditionally sold to Lessee.

     LESSOR LIEN              (a)  the Mortgage and any other
                                   Security Interest whatever
                                   from time to time created by
                                   or arising through the Lessor
                                   and/or any Financing Party in
                                   connection with the financing
                                   or refinancing of the
                                   Aircraft;

                              (b)  any other Security Interest in
                                   respect of the Aircraft that
                                   results from acts or omissions
                                   of, or claims against, the
                                   Lessor and/or any Financing
                                   Party not related to the
                                   operation of the Aircraft or
                                   the transactions contemplated
                                   by or permitted under this
                                   Agreement; and

                              (c)  liens in respect of the
                                   Aircraft for Non-Indemnified
                                   Taxes.

     LETTER OF CREDIT         an irrevocable standby letter of
                              credit, in the form set out in
                              Exhibit E or otherwise in form and
                              substance reasonably satisfactory
                              to Lessor, to be issued (at the
                              Lessee's option) in favor of Lessor
                              (or, if designated by Lessor, in
                              favor of Mortgagee) by a bank
                              reasonably acceptable to Lessor and
                              Mortgagee for the payment of the
                              Security Deposit.

     LLPs                     life limited Parts.

     MAINTENANCE PROGRAM      an Aviation Authority approved
                              maintenance program for the
                              Aircraft encompassing scheduled
                              maintenance, condition monitored
                              maintenance and/or on-condition
                              maintenance of Airframe, Engines
                              and Parts, including servicing,
                              testing, preventative maintenance,
                              repairs, structural inspections,
                              system checks, overhauls, approved
                              modifications, service bulletins,
                              engineering orders, airworthiness
                              directives, corrosion control,
                              inspections and treatments.

     MAJOR CHECKS             any Heavy Check, C-Check, "C"
                              check, multiple or phase "C" check,
                              "D" check or annual heavy
                              maintenance visit or segment
                              thereof suggested for commercial
                              aircraft of the same model as the
                              Aircraft by the Manufacturer
                              (however denominated in the Agreed
                              Maintenance Program).

     MANUFACTURER             The Boeing Company, a Delaware
                              corporation with a place of
                              business in Seattle, Washington.

     MINIMUM LIABILITY        the amount set forth on Schedule 1.
       COVERAGE

     MORTGAGE the First Priority Aircraft Chattel Mortgage and Security Agreement, dated the Delivery Date, between Lessor, as debtor, and Mortgagee, as secured party, whereby Lessor has granted to Mortgagee a first priority security interest in the Aircraft and its right, title and interest in the Operative
                              Documents.

     MORTGAGEE                FINOVA Capital Corporation and its
                              successors and assigns as mortgagee
                              under the Mortgage.

     MPD                      for any manufacturer, such
                              manufacturer's Maintenance Planning
                              Document.

     NON-INDEMNIFIED TAXES    (a)  Taxes imposed as a direct
                                   result of activities of any
                                   Tax Indemnitee in the
                                   jurisdictions imposing the
                                   liability unrelated to such
                                   Tax Indemnitee's dealings with
                                   Lessee pursuant to the
                                   Operative Documents or to the
                                   transactions contemplated by
                                   the Operative Documents or the
                                   operation of the Aircraft by
                                   Lessee;

                              (b)  Taxes on or measured by the
                                   income, profits, gains,
                                   capital or net worth
                                   (including minimum taxes,
                                   withholding taxes and taxes on
                                   or measured by any items of
                                   tax preference) and any doing
                                   business or franchise taxes,
                                   and interest, additions to
                                   tax, penalties or other
                                   charges in respect thereof,
                                   imposed on any Tax Indemnitee
                                   (i) by any Federal Government
                                   Entity in the United States of
                                   America, (ii) by any
                                   Government Entity in the
                                   jurisdictions where such Tax
                                   Indemnitee is incorporated,
                                   formed or organized or has its
                                   principal place of business,
                                   (iii) by any state or local
                                   Government Entity in the
                                   United States of America in
                                   which such Tax Indemnitee has
                                   a nexus as a result of
                                   activities other than those
                                   contemplated by the Operative
                                   Documents, or (iv) by any
                                   Government Entity in any other
                                   jurisdiction where such Tax
                                   Indemnitee is liable for such
                                   Taxes in the absence of the
                                   transactions contemplated by
                                   this Agreement;

                              (c)  Taxes imposed with respect to
                                   any period ending or event
                                   occurring before the date of
                                   this Agreement or any period
                                   commencing or event occurring
                                   after the Expiry Date;

                              (d)  Taxes imposed as a direct
                                   result of the sale, financing
                                   or other disposition or
                                   assignment of the Aircraft, or
                                   any interest in any trust or
                                   other entity that holds a
                                   direct or indirect interest in
                                   the Aircraft, unless such sale
                                   or disposition occurs as a
                                   consequence of an Event of
                                   Default;

                              (e)  Taxes imposed by a taxing
                                   jurisdiction for a particular
                                   tax period in which none of
                                   the following is true for that
                                   tax period:  (i) the
                                   operation, registration,
                                   location, presence or use of
                                   the Aircraft, the Airframe,
                                   any Engine or any Part
                                   thereof in such jurisdiction,
                                   (ii) the place of
                                   incorporation, commercial
                                   domicile or other presence in
                                   such jurisdiction of the
                                   Lessee, any sublessee or any
                                   user of or Person in
                                   possession of the Aircraft,
                                   the Airframe, any Engine or
                                   any Part thereof in such
                                   jurisdiction, or (iii) any
                                   payments made under this
                                   Agreement and related
                                   documents being made from such
                                   jurisdiction;

                              (f)  Taxes to the extent caused by
                                   the gross negligence or
                                   willful misconduct of any Tax
                                   Indemnitee or the breach by
                                   any Tax Indemnitee of any of
                                   their obligations under the
                                   Operative Documents;

                              (g)  Taxes to the extent caused by
                                   a failure by any Tax
                                   Indemnitee to furnish in a
                                   timely manner notice or
                                   information which it is
                                   required to furnish to Lessee
                                   by the terms of this
                                   Agreement;

                              (h)  any Taxes imposed on or with
                                   respect to a transferee or
                                   assignee of the Aircraft or
                                   any interest therein to the
                                   extent that, under Applicable
                                   Law in effect at the time of
                                   the transfer or assignment,
                                   such Taxes would not have been
                                   imposed on or with respect to
                                   the transferor or assignor;
                                   and

                              (i)  any Taxes resulting from or
                                   attributable to a Lessor Lien.

     OPERATIVE DOCUMENTS      this Agreement, the Certificate of
                              Acceptance, the Certificate of
                              Delivery Condition and the Consent.

     PART                     whether or not installed on the
                              Aircraft:

                              (a)  any component, furnishing or
                                   equipment (other than a
                                   complete Engine) furnished
                                   with, installed on or
                                   appurtenant to the Airframe
                                   and Engines on Delivery; and

                              (b)  any other component,
                                   furnishing or equipment (other
                                   than a complete Engine) title
                                   to which has, or should have,
                                   passed to the Lessor pursuant
                                   to the Sale Agreement or
                                   Clause 8.17(b),

                              but excludes any such items title
                              to which has, or should have,
                              passed to Lessee pursuant to
                              Clause 8.17(c) and any Lessee
                              Installed Part.

     PERMITTED LIEN           (a)  any lien for Taxes not
                                   assessed or, if assessed, not
                                   yet due and payable, or being
                                   contested in good faith by
                                   appropriate proceedings;

                              (b)  any lien of a repairer,
                                   mechanic, carrier, hangar
                                   keeper, unpaid seller or other
                                   similar lien arising in the
                                   ordinary course of business or
                                   by operation of law in respect
                                   of obligations which are not
                                   overdue in accordance with
                                   Applicable Law (or, if
                                   applicable, generally accepted
                                   accounting principles and
                                   practices in the relevant
                                   jurisdiction) or are being
                                   contested in good faith by
                                   appropriate proceedings; and

                              (c)  any Lessor Lien;

                              but only if, in the case of (a) and
                              (b):  (i) adequate reserves have
                              been provided by Lessee for the
                              payment of the Taxes or obligations
                              in accordance with generally
                              accounting principles and practices
                              in the relevant jurisdiction; and
                              (ii) such proceedings, or the
                              continued existence of the lien, do
                              not give rise to any reasonable
                              likelihood of the sale, forfeiture
                              or other loss of the Aircraft or
                              any interest therein or of criminal
                              liability on the Lessor or any
                              Financing Party.

     PERSON any individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, association, joint stock company, trust, unincorporated organization or Government Entity.

     PREVIOUS OPERATOR        Deutsche Lufthansa
                              Aktiengesellschaft.

     PREVIOUS OWNER           First Security Bank, National
                              Association, as trustee f/b/o the
                              Previous Operator

     REDELIVERY LOCATION      Kansas City International Airport
                              or any other location agreed by
                              Lessor and Lessee.

     REIMBURSABLE EXPENSES    collectively, Airframe Reimbursable
                              Expenses, APU Reimbursable
                              Expenses, Engine Reimbursable
                              Expenses and Landing Gear
                              Reimbursable Expenses.

     RENT                     collectively, all Basic Rent,
                              Additional Rent and Supplemental
                              Rent.

     RENTAL PERIOD            each period ascertained in
                              accordance with Clause 5.2.

     RENT DATE                the Delivery Date and the
                              corresponding day of each calendar
                              month during the Term or, for any
                              calendar month that does not have a
                              corresponding day, the last day of
                              such calendar month.

     SCHEDULED DELIVERY       July 15, 1999.
       DATE

     SCHEDULED EXPIRY DATE    the fifth anniversary of the
                              Delivery Date.

     SECURITY DEPOSIT         the amount set forth on Schedule 1.

     SECURITY INTEREST        any mortgage, charge, pledge, lien,
                              assignment, hypothecation, right of
                              set-off, or any agreement or
                              arrangement having the effect of
                              creating a security interest.

     SPECIAL FAA COUNSEL      McAfee & Taft of Oklahoma City,
                              Oklahoma.

     SRM                      the Manufacturer's structural
                              repair manual.

     STATE OF INCORPORATION   State of Delaware.

     STATE OF REGISTRATION    United States of America.

     SUBSIDIARY               (a)  in relation to any reference
                                   to accounts, any company
                                   wholly or partially owned by
                                   Lessee whose accounts are
                                   consolidated with the accounts
                                   of the Lessee in accordance
                                   with accounting principles
                                   generally accepted under
                                   accounting standards of the
                                   State of Incorporation; and

                              (b)  for any other purpose, an
                                   entity from time to time:

                                   (i)  of which another has
                                        direct or indirect
                                        control or owns directly
                                        or indirectly more than
                                        50% of the voting share
                                        capital; or

                                   (ii) which is a direct or
                                        indirect subsidiary of
                                        another under the laws of
                                        the jurisdiction of its
                                        incorporation.

     SUPPLEMENTAL RENT        all amounts, liabilities and
                              obligations (other than Basic Rent
                              and Additional Rent) that Lessee
                              assumes or agrees to pay under this
                              Agreement to Lessor or any other
                              Person, including payment of
                              deposits, indemnities and the
                              Agreed Value.

     TAX INDEMNITEES          Lessor and each of the Financing
                              Parties.

     TAXES all present and future taxes, levies, imposts, duties or charges in the nature of taxes, whatever and wherever imposed, including customs duties, value added taxes or similar taxes and any franchise, transfer, sales, use, business, occupation, excise, personal property, stamp or other tax or duty imposed by any national or local taxing or fiscal authority or agency, together with any withholding, penalties, additions to tax, fines or interest thereon or with respect thereto.

     TERM                     the period commencing on the
                              Delivery Date and ending on the
                              Expiry Date or any later date
                              pursuant to Clause 12.4.

     TOTAL LOSS               with respect to the Airframe:

                              (a)  the actual, arranged or
                                   constructive total loss of the
                                   Airframe (including any damage
                                   to the Airframe which results
                                   in an insurance settlement on
                                   the basis of a total loss, or
                                   requisition for use or hire
                                   which results in an insurance
                                   settlement on the basis of a
                                   total loss);

                              (b)  the Airframe being destroyed,
                                   damaged beyond repair or
                                   permanently rendered unfit for
                                   normal use for any reason
                                   whatsoever;

                              (c)  the requisition of title, or
                                   other compulsory acquisition,
                                   capture, seizure, deprivation,
                                   confiscation or detention for
                                   any reason of the Airframe by
                                   the government of the State of
                                   Registration (whether de jure
                                   or de facto), but excluding
                                   requisition for use or hire
                                   not involving requisition of
                                   title; or

                              (d)  the hi-jacking, theft,
                                   condemnation, confiscation,
                                   seizure or requisition for use
                                   or hire of the Airframe
                                   (excluding any of the
                                   foregoing which is
                                   attributable to a Lessor Lien
                                   or the enforcement thereof)
                                   which deprives any Person
                                   permitted by this Agreement to
                                   have possession and/or use of
                                   the Airframe for more than 60
                                   consecutive days.

     TOTAL LOSS DATE          (a)  in the case of an actual total
                                   loss, the actual date on which
                                   the loss occurs or, if such
                                   date is unknown, the day on
                                   which the Aircraft was last
                                   heard of;

                              (b)  in the case of any of the
                                   events described in
                                   sub-paragraph (a) of the
                                   definition of "Total Loss"
                                   (other than an actual total
                                   loss), the earlier of (i) 30
                                   days after the date on which
                                   notice claiming such total
                                   loss is given to the relevant
                                   insurers, and (ii) the date on
                                   which such loss is admitted or
                                   compromised by the insurers;

                              (c)  in the case of any of the
                                   events described in
                                   sub-paragraph (b) of the
                                   definition of "Total Loss",
                                   the date on which such
                                   destruction, damage or
                                   rendering unfit occurs;

                              (d)  in the case of any of the
                                   events described in
                                   sub-paragraph (c) of the
                                   definition of "Total Loss",
                                   the date on which the relevant
                                   requisition of title or other
                                   compulsory acquisition,
                                   capture, seizure, deprivation,
                                   confiscation or detention
                                   occurs;

                              (e)  in the case of any of the
                                   events described in
                                   sub-paragraph (d) of the
                                   definition of "Total Loss",
                                   the expiry of the period of 60
                                   days referred to in such
                                   sub-paragraph (d);

                              and, in each case, the Total Loss
                              shall be deemed to have occurred at
                              noon Greenwich Mean Time on such
                              date.

     1.2  INTERPRETATION

          (a) In this Agreement, unless the contrary intention is stated, a reference to:

               (i) each of "Lessor", "Lessee", "Financing Party" or any other Person includes without prejudice to the provisions of this Agreement any successor in title to it and any permitted assignee;

               (ii) words importing the plural shall include the
                    singular and vice versa;

              (iii) the term "including", when used in this
                    Agreement, means "including without
                    limitation" and "including but not
                    limited to".

               (iv) any document shall include that document as
                    amended, novated or supplemented from time to time unless expressly stated to the contrary;

               (v)  a law (1) includes any statute, decree,
                    constitution, regulation, order, judgment or directive of any Government Entity; (2) includes any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (3) includes any judicial or administrative interpretation or application thereof; and (4) is a reference to that provision as amended, substituted or re-enacted; and

               (vi) a Clause, Schedule or Exhibit is a reference
                    to a clause of, a schedule to or an exhibit to this Agreement.

          (b) The headings in this Agreement are to be ignored in construing this Agreement.

20   REPRESENTATIONS and WARRANTIES

     2.1  LESSEE'S REPRESENTATIONS AND WARRANTIES

          The Lessee represents and warrants as of the date hereof to the Lessor as follows:

          (a) STATUS: The Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation, has the corporate power to own its assets and carry on its business as it is being conducted and is (or will at the relevant time be) the holder of all necessary air transportation licenses required in connection therewith and with the use and operation of the Aircraft.

          (b) POWER AND AUTHORITY: The Lessee has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize the entry into, performance and delivery of, each of the Operative Documents and the transactions contemplated by the Operative Documents.

          (c) LEGAL VALIDITY: Each of the Operative Documents constitutes the Lessee's legal, valid and binding agreement, enforceable against Lessee in accordance with its terms.

          (d) NON-CONFLICT: The entry into and performance by the Lessee of, and the transactions contemplated by, the Operative Documents do not and will not:

               (i) conflict with any Applicable Laws binding on the Lessee;

               (ii) conflict with the constitutional documents of
                    the Lessee; or

              (iii) conflict with or result in default under
                    any document which is binding upon the
                    Lessee or any of its assets, or result
                    in the creation of any Security Interest over any of its assets, other than Permitted Liens.

          (e) AUTHORIZATION: All authorizations, consents and registrations required by, and all notifications to be given by, the Lessee in connection with the entry into, performance, validity and enforceability of, the Operative Documents and the transactions contemplated by the Operative Documents have been (or will on or before Delivery have been) obtained, effected or given (as
                     appropriate) and are (or will on their being
               obtained or effected be) in full force and effect.

          (f)  NO IMMUNITY:

               (i) The Lessee is subject to civil commercial law with respect to its obligations under this Agreement.

               (ii) Neither the Lessee nor any of its assets is
                    entitled to any right of immunity and the entry into and performance of the Operative Documents by the Lessee constitute private and commercial acts.

          (g) FINANCIAL STATEMENTS: the audited consolidated financial statements of the Lessee and its Subsidiaries most recently delivered to the
               Lessor:

               (i)  have been prepared in accordance with
                    accounting principles and practices generally accepted and consistently applied in the State of Registration; and
               (ii) fairly present the consolidated financial
                    condition of the Lessee and its Subsidiaries as at the date to which they were drawn up and the consolidated results of operations of the Lessee and its Subsidiaries for the periods covered by such statements.

          (h) PARI PASSU: The obligations of the Lessee under this Agreement rank at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of the Lessee, with the exception of such obligations as are mandatorily preferred by law and not by virtue of any contract.

     2.2  LESSEE'S FURTHER REPRESENTATIONS AND WARRANTIES

          The Lessee further represents and warrants as of the date hereof to the Lessor that:

          (a) NO DEFAULT: No Event of Default has occurred and is continuing or might reasonably be expected to result from the entry into or performance of any of the Operative Documents.

          (b)  REGISTRATION:

               (i) It is not necessary or advisable under the laws of the State of Registration in order to ensure the validity, effectiveness and enforceability of the Operative Documents or to establish, perfect or protect the property rights of Lessor or any Financing Party in the Leased Property that any instrument relating thereto other than this Agreement, the Certificate of Acceptance, the Assignment or the Mortgage be filed, registered or recorded or that any other action be taken or, if any such filings, registrations, recordings or other actions are necessary, the same have been effected or will have been effected on or before Delivery.

               (ii) Under all Applicable Laws, including the laws
                    of the State of Incorporation and the State of Registration, the property rights of the Lessor and the Financing Parties (pursuant to the Assignment and Mortgage) in the Leased Property as of the Delivery Date have been fully established, perfected and protected and this Agreement will have priority in all respects over the claims of all creditors of the Lessee, with the exception of such claims as are mandatorily preferred by law and not by virtue of any contract.

          (c) LITIGATION: No litigation, arbitration or administrative proceedings are pending or, to the Lessee's knowledge, threatened against the Lessee which, if adversely determined, would have a material adverse effect upon its financial condition or business or its ability to perform its obligations under the Operative Documents.

          (d) TAXES: The Lessee has delivered all necessary returns and payments due to all tax authorities having jurisdiction over Lessee, including those in the State of Incorporation and the State of Registration, except where the failure to do so would not have a material adverse effect upon its financial condition or business or its ability to perform its obligations under the Operative Documents, and based upon the representations of Lessor in Clause 2.4 and on the assumption that Lessor is a "United States person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, Lessee is not required by law to deduct or withhold any Taxes from any payments under this Agreement.

     2.3  REPETITION

          The representations and warranties in Clause 2.1 and Clause 2.2 will survive the execution of this Agreement. The representations and warranties contained in Clause 2.1 and Clause 2.2 will be deemed to be repeated by the Lessee on Delivery with reference to the facts and circumstances then existing. The representations and warranties contained in Clause 2.1 will be deemed to be repeated by the Lessee on each Rent Date as if made with reference to the facts and circumstances then existing.

     2.4  LESSOR'S REPRESENTATIONS AND WARRANTIES

          The Lessor represents and warrants to the Lessee that:

          (a) STATUS: Lessor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own the Leased Property and carry on the business contemplated of Lessor under the Operative Documents. Lessor is a "citizen of the United States" within the meaning of Section 40102(a)(15) of the Federal Aviation Law.

          (b) POWER AND AUTHORITY: Lessor has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize the entry into, performance and delivery of, each of the Operative Documents and the transactions contemplated by the Operative Documents.

          (c) LEGAL VALIDITY: Each of the Operative Documents constitutes Lessor's legal, valid and binding agreement, enforceable against Lessor in accordance with its terms.

          (d) NON-CONFLICT: The entry into and performance by Lessor of, and the transactions contemplated by, the Operative Documents do not and will not:

               (i) conflict with any Applicable Laws binding on Lessor;

               (ii) conflict with the certificate of
                    incorporation or bylaws of Lessor; or

              (iii) conflict with or result in default under
                    any document which is binding upon
                    Lessor or any of its assets.

          (e) AUTHORIZATION: So far as concerns the obligations of Lessor, all authorizations, consents, registrations and notifications required in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, the Operative Documents by Lessor have been (or will on or before Delivery have been) obtained, effected or given (as appropriate) and are (or will on their being obtained or effected be) in full force and effect.

          (f)  NO IMMUNITY:

               (i) Lessor is subject to civil commercial law with respect to its obligations under the Operative Documents.

               (ii) Neither Lessor nor any of its assets is
                    entitled to any right of immunity and the entry into and performance of the Operative Documents by Lessor constitute private and commercial acts.

          (g) RIGHT TO LEASE: On the Delivery Date, Lessor shall have the right to lease the Aircraft to Lessee under this Agreement.

     2.5  REPETITION

          The representations and warranties in Clause 2.4 will survive the execution of this Agreement. The representations and warranties contained in Clause 2.4 will be deemed to be repeated by Lessor on Delivery and on each subsequent Rent Date as if made with reference to the facts and circumstances then existing.

30   CONDITIONS PRECEDENT

     3.1  LESSOR'S DOCUMENTARY CONDITIONS PRECEDENT

          Lessor's obligation to lease the Leased Property to Lessee under this Agreement is subject to the receipt of the following by Lessor and Mortgagee from Lessee on or before Delivery in form and substance satisfactory to the Lessor, provided that it shall not be a condition precedent to the obligations of the Lessor that any document be produced, or action taken, which is to be produced or taken by it or any Person within its control:

          (a) CONSTITUTIONAL DOCUMENTS: a copy of the constitutional documents of the Lessee;

          (b) RESOLUTIONS: a copy of a resolution of the board of directors of the Lessee approving the terms of, and the transactions contemplated by, the Operative Documents, resolving that it enter into the Operative Documents, and authorizing a specified individual or individuals to execute the Operative Documents and accept delivery of the Aircraft on its behalf;

          (c) OPINIONS: (i) an opinion, in the form set out in Exhibit D, in respect of Lessee's obligations under the Operative Documents issued by independent
               legal counsel acceptable to Lessor, and (ii) an
               opinion from Special FAA Counsel as to such matters as Lessor may reasonably request;

          (d) APPROVALS: evidence of the issuance of each approval, license and consent which may be required in relation to, or in connection with, the performance by Lessee of any of its obligations hereunder;

          (e) LICENSES: copies of the Lessee's air transport license, air operator's certificate and all other licenses, certificates and permits required by the Lessee in relation to, or in connection with, the operation of the Aircraft;

          (f) CERTIFICATE: a certificate of a duly authorized officer of the Lessee:

               (i) setting out a specimen of each signature referred to in Clause 3.1(b); and

               (ii) certifying that each copy of a document
                    specified in this Clause 3.1 is correct, complete and in full force and effect;

          (g) INSURANCES: certificates of insurance, brokers' undertakings and other evidence satisfactory to the Lessor and Mortgagee that the Lessee is taking the required steps to ensure due compliance with the provisions of this Agreement as to insurances with effect on and after Delivery;

          (h)  FILINGS:  evidence that all filings,
               registrations, recordings and other actions have been or will be taken which are necessary to ensure the validity, effectiveness and enforceability of the Operative Documents and to protect the respective rights of the Lessor and the Mortgagee in the Leased Property; and

          (i) GENERAL: such other documents as Lessor may reasonably request.

     3.2  LESSOR'S OTHER CONDITIONS PRECEDENT

          The obligation of the Lessor to deliver and lease the Leased Property under this Agreement is also subject to the following additional conditions precedent:

          (a)  REPRESENTATIONS AND WARRANTIES:  the
               representations and warranties of Lessee under Clauses 2.1 and 2.2 are correct and would be correct if repeated on Delivery; and

          (b) PAYMENTS: all payments due to Lessor under this Agreement on or before Delivery, including the first payment of Basic Rent, shall have been received by Lessor.

     3.3  LESSOR'S WAIVER

          The conditions specified in Clauses 3.1 and 3.2(a) and
          (b) are for the sole benefit of the Lessor and the Financing Parties and may be waived or deferred in whole or in part and with or without conditions by the Lessor.

     3.4  LESSEE'S CONDITIONS PRECEDENT

          The Lessee's obligation to accept the Leased Property on lease from Lessor under this Agreement is subject to the satisfaction by the Lessor of the following conditions precedent:

          (a) RESOLUTIONS: a copy of a resolution of the board of directors of the Lessor approving the terms of, and the transactions contemplated by, the Operative Documents, resolving that it enter into the Operative Documents, and authorizing a specified individual or individuals to execute the Operative Documents;

          (b) CERTIFICATE: the receipt by the Lessee of a certificate of a duly authorized officer of the
               Lessor:

               (i) setting out a specimen of each signature referred to in sub-clause (a) above; and

               (ii) certifying that the copy of the resolutions
                    referred to in sub-clause (a) above is
                    correct, complete and in full force and
                    effect;

          (c)  REPRESENTATIONS AND WARRANTIES:  the
               representations and warranties of the Lessor under Clause 2.4 are correct and would be correct if repeated on Delivery;

          (d) REGISTRATION: evidence that title to the Aircraft is held by Lessor and that the Aircraft has been validly registered under the laws of the State of Registration;

          (e) DELIVERY CONDITION: the Aircraft shall be in the condition set forth on Schedule 3;

          (f) CONSENT: the receipt by Lessee of the Consent, duly signed by Lessor and Mortgagee;

          (g) NO INJUNCTIONS: no action or proceedings shall have been instituted nor shall governmental action be threatened before any Government Entity, nor shall any order, judgment or decree have been issued or proposed to be issued by any Government Entity at the time of the Delivery Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby;

          (h) OPERATIVE DOCUMENTS: Lessee shall have received executed counterparts of each of the Operative
               Documents; and

          (i) NO CHANGE IN LAW: no change shall have occurred after the date of this Agreement in Applicable Law (including changes in interpretations thereof by Government Entities) which, in the reasonable opinion of Lessee, would make it a violation of Applicable Law for Lessee to enter into any transaction contemplated by the Operative Documents.

     3.5  LESSEE'S WAIVER

          The conditions specified in Clause 3.4 are for the sole benefit of the Lessee and may be waived or deferred in whole or in part and with or without conditions by the Lessee. If any of those conditions are not satisfied on or before Delivery and the Lessee (in its absolute discretion) nonetheless agrees to lease the Leased Property from the Lessor, then Lessor will ensure that those conditions are fulfilled within one month after the Delivery Date.

40   COMMENCEMENT

     4.1  LEASING

          (a) The Lessor will lease the Leased Property to the Lessee and the Lessee will take the Leased
               Property on lease in accordance with this Agreement for the duration of the Term.

          (b) The Lessor and the Lessee intend that this Agreement constitute a "true lease" and a lease for all United States federal income tax purposes. Lessor and Lessee further intend and agree that the Lessor shall be entitled to the full benefits afforded lessors of aircraft under 11 U.S.C.
               Section 1110, as amended.

     4.2  DELIVERY

          (a) DELIVERY CONDITION: Lessor shall deliver the Leased Property in compliance with the delivery conditions set forth in Schedule 3 and otherwise "as is, where is and with all faults", except for any items set forth on Annex 2 to the Certificate of Delivery Condition and any other items agreed in writing by Lessor and Lessee. Lessor represents and warrants to Lessee that Lessor has an agreement with Coopesa for the modification of the Aircraft, which commenced April 23, 1999, to cause the Aircraft to comply with the delivery conditions set forth on Schedule 3.

          (b) DELIVERY INSPECTION: Before the Delivery Date, Lessor shall cause Coopesa to make the Leased Property available for Lessee to conduct a ground inspection of the Aircraft and an inspection of the Aircraft Documents to its satisfaction (collectively, the "Ground Inspection"). The Ground Inspection of the Aircraft shall include the following:

               (i)  Lessee shall be entitled to perform, at
                    Lessee's expense, a videotape borescope
                    inspection of all accessible gas path
                    sections of each Engine (accessible whether by borescope port or other means), including the low pressure and high pressure compressors and the turbine area of such Engine. All items beyond the Engine Manufacturer's maintenance manual limits will be rectified at Lessor's sole cost and expense. No Engine will be "on watch" for any reason requiring special or out of sequence inspection.

               (ii) In accordance with the Engine Manufacturer's
                    MPD, Lessor shall cause Coopesa to perform a maximum power assurance run and condition, acceleration and bleed valve scheduling checks on each Engine. Coopesa will record and evaluate each Engine's performance, with Lessee's representatives entitled to be present. Each Engine shall pass such tests without operational limitations throughout the operating envelope in accordance with the Engine Manufacturer's maintenance manual.

              (iii) Lessor shall perform a videotape
                    borescope inspection of the APU, and all items beyond the manufacturer's recommended limits will be rectified at Lessee's sole cost and expense.

               (iv) The Aircraft shall be weighed just prior to
                    Delivery.

          (c) AIRCRAFT DOCUMENTS: The Aircraft will be accompanied by the Aircraft Documents listed on
               Part 2 of Schedule 2. Lessor will also provide to Lessee all historical and current maintenance manuals, aircraft and engine technical records and data, and other aircraft documentation provided to the Lessor by the Previous Operator. Upon the request of Lessee, Lessor shall use reasonable efforts to obtain any required maintenance and technical records or documents not in its custody.

          (d) ACCEPTANCE FLIGHT: Before the Delivery Date and following (or during) the Ferry Flight, as provided in Clause 4.2(g) below, Lessee shall be entitled to perform an acceptance flight of the Aircraft of up to two hours with up to four representatives of Previous Operator and Lessor on-board as observers (the "Acceptance Flight") in accordance with Lessee's acceptance flight protocol. Lessee shall also perform on behalf of Lessor such further acceptance flights as may be necessary in the event that the first or subsequent flights do not confirm that the Aircraft complies with the delivery requirements of this Agreement. Lessee shall insure the Aircraft during all such acceptance flights, and Lessor shall reimburse Lessee for all of its costs in connection with all such acceptance flights.

          (e) CORRECTION OF DISCREPANCIES: The obligation of Lessee to lease the Leased Property from Lessor is subject to Lessor delivering the Leased Property to Lessee in compliance with the conditions set forth on Schedule 3. If Lessor corrects all material discrepancies from the conditions set forth on Schedule 3 before delivery, or if Lessor and Lessee agree that Lessor will correct or pay for their correction as set forth on Annex 2 to the Certificate of Delivery Condition, then Lessee shall accept the Leased Property. If, on the Scheduled Delivery Date, the Aircraft is not, in all material respects, in the condition set forth in Schedule 3 and Lessor and Lessee do not agree upon the correction of or payment for such material discrepancies within 60 days after the Scheduled Delivery Date, then Lessee may by notice to Lessor given not later than 75 days after the Scheduled Delivery Date terminate this Agreement. If Lessee fails to give any such termination notice within 75 days after the Scheduled Delivery Date, Lessee shall be deemed to have accepted the Leased Property for all purposes of this Agreement.

          (f) LESSEE'S PRE-DELIVERY MODIFICATIONS: During the pre-Delivery modifications performed by Coopesa, Lessee shall be permitted to request that Lessor cause Coopesa to replace or deactivate certain aircraft systems identified by Lessee, so long as such requested maintenance work will not prevent Lessor from delivering the Aircraft on the Scheduled Delivery Date and are reasonably agreed to by Lessor. Lessee shall pay Coopesa, or reimburse Lessor for, all charges of Coopesa for performing such replacement or deactivation. Any materials or components that are removed from the Aircraft and replaced shall be the property of Lessee. Any materials or components that are deactivated or are otherwise removed and not replaced shall remain the property of Lessor and be returned to Lessor at Lessor's cost.

          (g) FERRY FLIGHT: Following completion of the Ground Inspection and the correction by Lessor of all discrepancies discovered during the Ground Inspection (or, at Lessee's option, the agreement of Lessor and Lessee to correct some or all of such discrepancies after Delivery), Lessee shall irrevocably accept the condition of the Leased Property (subject in all respects to any discrepancies from the condition required by this Clause 4.2 and Schedule 3 discovered during the Test Flight or during the ferry flight hereinafter mentioned). Following such technical acceptance of the Aircraft, Lessee shall ferry the Aircraft from Coopesa's maintenance facility to the Delivery Location on behalf of, and pursuant to an agreement with, the Previous Owner, Previous Operator and Lessor (the "Ferry Flight"). All costs and expenses in connection with the ferry flight shall be borne by Lessee. During the Ferry Flight, Lessee may at its discretion perform such portions of its acceptance flight protocol as it chooses, and any such tests so performed shall eliminate the need for such portion from the Acceptance Flight.

     4.3  DELAYED DELIVERY

          If owing to Coopesa delaying in the completion of the performance of the pre-Delivery modifications referred to in Clause 4.2(f) above or any Excusable Delay, Lessor delays in the delivery of, or fails to deliver, the Aircraft under this Agreement on the Scheduled Delivery Date, then in any such case:

          (a) Lessor will not be responsible for any losses, including loss of profit, costs or expenses arising from or in connection with the delay or failure suffered or incurred by Lessee; and

          (b) Lessee will not be entitled to terminate this Agreement or to reject the Aircraft when tendered for delivery by Lessor, on the grounds of any such delay, unless 60 days have elapsed after the Scheduled Delivery Date and Lessee has given written notice to Lessor to the effect that Lessee terminates this Agreement.

     4.4  ACCEPTANCE AND RISK

          (a) The Leased Property will be delivered to, and will be accepted by, the Lessee at the Delivery Location on the Delivery Date immediately following satisfaction of the conditions precedent specified in Clauses 3.1, 3.2 and 3.4 (or their waiver or deferral by the party entitled to grant such waiver or deferral).

          (b) Immediately following satisfaction of the conditions precedent specified in Clauses 3.1, 3.2 and 3.4 (or their waiver or deferral by the party entitled to grant such waiver or deferral), the Lessee and the Lessor shall forthwith complete Annex 1 to the Certificate of Delivery Condition (specifying the maintenance status of the Airframe, Engines, APU and Landing Gear) and Lessor and Lessee shall sign and deliver to each other the Certificate of Acceptance and the Certificate of Delivery Condition. Delivery of the signed Certificate of Acceptance to the Lessor shall constitute deemed delivery of the Aircraft to the Lessee.

          (c) On and from Delivery, the Leased Property will be in every respect at the sole risk of the Lessee, which will bear all risk of loss, theft, damage or destruction to the Leased Property from any cause whatsoever.

          (d) Concurrently with Delivery, Lessor shall file for recordation this Agreement at the FAA Aircraft
               Registry.

50   PAYMENTS

     5.1  SECURITY DEPOSIT; LETTER OF CREDIT

          (a) SECURITY DEPOSIT: On the date of this Agreement, Lessee shall pay to Lessor an amount that, when added to amounts previously paid to Lessor, equal the Security Deposit. The Security Deposit shall constitute additional security for performance by Lessee of its obligations under this Agreement, and the following provisions shall apply:

               (i) If an Event of Default occurs and for as long as it continues, the Lessor may (but shall not be obligated to) apply all or any portion of the Security Deposit in or towards satisfaction of any sums due and payable to the Lessor under the Operative Documents or to compensate the Lessor for any sums which it may, in its discretion, advance or expend as a result of any such Event of Default. Notwithstanding any such use or application by the Lessor, the Lessee shall remain in default under this Agreement until the full amount owed by the Lessee, including interest accrued thereon pursuant to
                          Clause 5.11, shall have been paid to
                    the Lessor. If the Lessor so uses or applies all or any portion of the Security Deposit, the Lessee shall, on demand of the Lessor, replenish the Security Deposit in an amount equal to the amount so used or applied within five Business Days after Lessor's demand therefor.

               (ii) Lessor may commingle the Security Deposit
                    with its general funds and may deposit the Security Deposit in any account selected by Lessor, whether interest-bearing or not, and any interest earned on the Security Deposit will be the sole property of Lessor.

             (iii) The Security Deposit shall be returned to Lessee within five Business Days of
                    (1) delivery to Lessor of a Letter of
                    Credit in accordance with Clause 5.1(b),
                    (2) redelivery of the Aircraft to the
                    Lessor in the condition required by
                    Clause 12 and Schedule 4, or (3) receipt by the Lessor of the Agreed Value following a Total Loss and all other amounts due under Clause 11.1(b); provided, that if, upon the occurrence of any event specified in the foregoing subclause (1), (2) or (3), any amounts payable by Lessee under this Agreement remain outstanding, then the Security Deposit shall be returned to Lessee within five Business Days of the Lessor being satisfied that the Lessee has irrevocably paid to the Lessor all amounts that are at that time outstanding under this Agreement.

          (b) LETTER OF CREDIT: At any time on or after the Delivery Date, Lessee shall be entitled, instead of paying and having the Lessor hold the Security Deposit in cash in accordance with Clause 5.1(a) above, to provide the Lessor with the Letter of Credit. In the event that the Lessee elects to provide the Letter of Credit, the following provisions shall apply:

               (i) Lessee shall cause the Letter of Credit to be renewed or replaced by the issuing bank not later than 30 days before the expiration of such Letter of Credit, and shall cause the Letter of Credit to remain in effect, as renewed, until 90 days after the Expiry Date, subject to Clause 5.1(b)(iii) below.

               (ii) If an Event of Default occurs and for as long
                    as it continues, the Lessor may (but shall not be obliged to) call on the Letter of Credit and use or apply the proceeds in or towards satisfaction of any sums due and payable to the Lessor under this Agreement or to compensate the Lessor for any sums which it may, in its discretion, advance or expend as a result of any such Event of Default. Notwithstanding any such use or application by the Lessor, the Lessee shall remain in default under this Agreement until the full amount owed by the Lessee, including interest accrued thereon pursuant to Clause 5.11, shall have been paid to the Lessor. If the Lessor so uses or applies all or any portion of the amount available under the Letter of Credit, the Lessee shall immediately, on demand of the Lessor, procure the issue of a new Letter of Credit acceptable to the Lessor for an amount equal to the amount so used or applied, or shall pay to the Lessor an amount in cash equal to the amount so used or applied to be held pursuant to Clause 5.1(a).

              (iii) The Letter of Credit shall be returned to the
                    Lessee within five Business Days of:

                    (1) redelivery of the Aircraft to the Lessor in the condition required by Clause 12 and Schedule 3; or

                    (2)  receipt by the Lessor of the Agreed
                         Value following a Total Loss and all
                         other amounts due under Clause 11.1(b);

               provided, that if, upon the occurrence of any event specified in the foregoing subclause (1) or
               (2), any amounts payable by Lessee under this Agreement remain outstanding, then the Letter of Credit shall be returned to Lessee within five Business Days of the Lessor being satisfied that the Lessee has irrevocably paid to the Lessor all amounts which are at that time outstanding under this Agreement.

     5.2  RENTAL PERIODS

          The first Rental Period will commence on the Delivery Date and each subsequent Rental Period will commence on the date succeeding the last day of the previous Rental Period. Each Rental Period will end on the date immediately preceding the next succeeding Rent Date except that if a Rental Period would otherwise overrun the Expiry Date, it will end on the Expiry Date.

     5.3  BASIC RENT

          (a) TIME OF PAYMENT: The Lessee will pay to the Lessor or its order Basic Rent in advance on each Rent Date. Payment must be initiated adequately in advance of the Rent Date to ensure that the Lessor receives credit for the payment on the Rent Date.

          (b) AMOUNT: The Basic Rent payable in respect of each Rental Period will be the Basic Rent Amount as set forth in Schedule 1.

     5.4  ADDITIONAL RENT

          (a) AMOUNT: Subject to the proviso to Clause 7.2(e)(iii), Lessee will pay to Lessor Additional Rent in relation to each calendar month (or portion thereof) during the Term on the 12th day following the end of that calendar month (or, with respect to the last calendar month during the Term, on the Expiry Date):

               (i)  in respect of the Airframe, the Airframe
                    Additional Rent Rate for each Flight Hour flown by the Airframe during that calendar month ("Airframe Additional Rent");

               (ii) in respect of the Engines, the Engine
                    Additional Rent Rate for each Flight Hour operated by each Engine during that calendar month ("Engine Additional Rent");

              (iii) in respect of the Landing Gear, the Landing
                    Gear Additional Rent Rate for each Flight
                    Hour flown by the Airframe during that
                    calendar month ("Landing Gear Additional
                    Rent"); and

               (iv) in respect of the APU, the APU Additional
                    Rent Rate for each Flight Hour flown by the Airframe during that calendar month ("APU
                    Additional Rent");

          (b) ADJUSTMENT: Lessor and Lessee, acting in good faith, may mutually adjust the amount of Additional Rent after the Delivery Date, upon notice from one to the other, not more frequently than annually based on the following:

               (i) by reference to increases in the Consumer Price Index as released by the Bureau of Labor Statistics, United States Department of Labor since the date of this Agreement;

               (ii) by reference to Manufacturer's and Engine
                    Manufacturer's recommendations, industry experience, any change in the operational environment of the Aircraft that materially affects the cost of maintaining the Aircraft and any change in the Flight Hour to Cycle ratio of the operation of the Aircraft (it being understood that the Additional Rent is based on the assumption that the operation of the Aircraft during the Term will, on average, be not less than one Flight Hour for each Cycle); and

              (iii) by reference to the Actual Costs experienced
                    by Lessee in the maintenance of the Aircraft under this Agreement.

     5.5 LESSOR'S MONEYS: Lessor and Lessee intend that the Additional Rent are amounts paid by Lessee to the Lessor in consideration for the use of the Leased Property by the Lessee and the satisfaction of the Lessor's obligations under the Operative Documents and that, when paid, the Additional Rent is irrevocably and unconditionally the property of Lessor.
          Notwithstanding that stated intent, if and to the extent that the Additional Rent or any part thereof, under any Applicable Law or otherwise, is determined to be security deposits or otherwise the property of Lessee or if it is so determined those moneys are a debt owed to Lessee or that the Lessee shall have any interest in those moneys (the "Lessors's Moneys"), Lessee and Lessor agree that subclauses (a) and (b) below shall apply:

          (a) To the fullest extent permitted by law and by way of continuing security, Lessee grants a Security Interest in the Lessor's Moneys and all rights of Lessee to payment thereof, the debt represented thereby and all interest thereon and/or any and all interest of Lessee therein to Lessor by way of first priority Security Interest as security for the Lessee's obligations and liability under this Agreement (the "Lessee's Liabilities"). Except as expressly permitted under this Agreement, Lessee will not be entitled to payment of the Lessor's Moneys. Lessee will not assign, transfer or otherwise dispose of all or part of its rights or interest in the Lessor's Moneys and Lessee agrees that it will enter into any additional documents and instruments necessary or reasonably requested by Lessor or the Mortgagee to evidence, create or perfect the Lessor's rights to the Lessor's Moneys.

          (b) If Lessee fails to comply with any provision of this Agreement or any Event of Default has occurred and is continuing, Lessor may immediately or at any time thereafter, without prior notice to
               Lessee:
               (i)  offset all or any part of the Lessee's
                    Liabilities against the liabilities of the Lessor in respect of the Lessor's Moneys; or

               (ii) apply or appropriate the Lessor's Moneys in
                    or towards the payment or discharge of the Lessee's Liabilities in such order as Lessor sees fit.

     5.6  PAYMENTS

          (a) All payments of Rent by the Lessee to the Lessor under this Agreement will be made for value on the due date, for the full amount due, in Dollars and in same day funds, settled through the New York Clearing House System or such other funds as may for the time being be customary for the settlement in New York City of payments in Dollars by telegraphic transfer to the account of the Mortgagee at Citibank, N.A., ABA No. 021000089, Account No. 4068-0522, Reference: "Vanguard 22121".

          (b) If any Rent or other payment would otherwise become due on a day which is not a Business Day, it shall be due on the immediately succeeding
               Business Day.

     5.7  GROSS-UP

          (a) All payments by the Lessee under or in connection with this Agreement will be made without offset or counterclaim, free and clear of and without deduction or withholding for or on account of any Taxes (other than Non-Indemnified Taxes that Lessee is compelled by law to deduct or withhold).

          (b) All Taxes (other than Non-Indemnified Taxes) in respect of payments under this Agreement shall be for the account of the Lessee.

          (c) If the Lessee is compelled by law to make payment to an Indemnitee under or in connection with this Agreement subject to any Tax and such Indemnitee does not actually receive for its own benefit on the due date a net amount equal to the full amount provided for under this Agreement (other than Non-Indemnified Taxes that Lessee is compelled by law to deduct or withhold), the Lessee will pay all necessary additional amounts to ensure receipt by such Indemnitee of the full amount (other than Non-Indemnified Taxes that Lessee is compelled by law to deduct or withhold) so provided for.

     5.8  TAXATION

          (a) The Lessee will on demand pay and indemnify each Tax Indemnitee against all Taxes (other than Non-Indemnified Taxes) levied or imposed against or upon such Tax Indemnitee or the Lessee and relating to or attributable to the Lessee, the Operative Documents or the Aircraft directly or indirectly in connection with the registration, ownership, leasing, sub-leasing, delivery, possession, use, operation, repair, maintenance, overhaul, transportation, landing, storage, presence or redelivery of the Aircraft or any part thereof or any rent, receipts, insurance proceeds, income or other amounts arising therefrom.

          (b) If any Tax Indemnitee shall realize any Tax savings (by way of refund, deduction, credit or otherwise) in respect of any amount with respect to which the Lessee shall have made a payment (or increased payment) pursuant to Clause 5.7 or 5.10 or shall have indemnified such Tax Indemnitee pursuant to Clause 5.8(a), or in respect of the occurrence or transaction which gave rise to such payment or indemnification, and such Tax savings shall not have been taken into account previously in calculating any indemnity payment made by the Lessee, then such Tax Indemnitee shall, subject to the Lessee's obligations to repay such amount to such Tax Indemnitee if the relevant savings are subsequently disallowed or canceled, pay to the Lessee the amount of such Tax savings (together with, in the case of a refund, any interest received thereon); provided, that no Tax Indemnitee shall be obliged to make any payment to the Lessee pursuant to this Clause 5.8(b) to the extent that the amount of any Tax savings in respect of which such payment is to be made would exceed the aggregate amount of all prior payments made by the Lessee to, on behalf of or as indemnification of such Tax Indemnitee under this Agreement for Taxes less the amount of all prior payments made pursuant to this Clause 5.8(b) in respect of such Tax savings. The Lessee acknowledges that nothing contained in this Clause 5.8(b) shall interfere with the right of any Tax Indemnitee to arrange its tax affairs in whatsoever proper manner it thinks fit and, in particular, no Tax Indemnitee shall be under any obligation to claim any Tax savings in priority to any other savings available to it; provided, that subject to the foregoing each Tax Indemnitee shall use reasonable good faith diligence to realize Tax savings as described above.

     5.9  INFORMATION

          If Lessee is required by any Applicable Law, or by any third party, to deliver any report or return in connection with any Taxes (other than Non-Indemnified Taxes), the Lessee will duly complete the same and, in particular, will not state therein that any Person other than Lessee is responsible for the use and operation of the Aircraft and for the Taxes (other than Non-Indemnified Taxes) arising therefrom, and the Lessee will, on request, supply a copy of the report or return to any Tax Indemnitee. If Lessee requires any information or cooperation from any Tax Indemnitee in order to satisfy its obligations as set forth above, such Tax Indemnitee shall promptly furnish such information or cooperation as Lessee may reasonably request upon written request by Lessee. If actual notice is given by any taxing authority to Lessor that a report or return is required to be filed with respect to any Taxes (other than Non-Indemnified Taxes), the Lessor shall promptly notify Lessee of such required report or return.

     5.10 TAXATION OF INDEMNITY PAYMENTS

          (a) If and to the extent that any sums payable to any Tax Indemnitee by Lessee under this Agreement by way of indemnity are insufficient, by reason of any Taxes (other than Non-Indemnified Taxes) payable in respect of those sums, for such Tax Indemnitee to discharge the corresponding liability to the relevant third party (including any taxation authority), or to reimburse such Tax Indemnitee for the cost incurred by it to a third party (including any taxation authority), Lessee will pay to such Tax Indemnitee such sum as will, after the tax liability has been fully satisfied, leave such Tax Indemnitee with the same amount as it would have been entitled to receive in the absence of that liability, together with interest on the amount of the deficit at the Default Rate in respect of the period commencing on the date on which the payment of taxation is finally due until payment by the Lessee (both before and after judgment).

          (b) If and to the extent that any sums constituting (directly or indirectly) an indemnity to any Tax Indemnitee but paid by the Lessee to any Person other than such Tax Indemnitee are treated as taxable in the hands of such Tax Indemnitee (other than as a result of Non-Indemnified Taxes), then Lessee will pay to such Tax Indemnitee such sum as will, after the tax liability has been fully satisfied, indemnify such Tax Indemnitee to the same extent as it would have been indemnified in the absence of such liability, together with interest on the amount payable by Lessee under this Clause 5.10(b) at the Default Rate in respect of the period commencing on the date on which the payment of taxation is finally due until payment by the Lessee (both before and after judgment).

     5.11 DEFAULT INTEREST

          If the Lessee fails to pay any amount payable under this Agreement on the due date, the Lessee will pay on demand from time to time to Lessor or any Financing Party (as the case may be) interest (both before and after judgment) at the Default Rate on such amount from the due date to the day of payment in full by Lessee to Lessor or such Financing Party. All such interest shall be compounded monthly and calculated on the basis of the actual number of days elapsed assuming a year of 360 days.

     5.12 CONTEST

          If written claim is made against any Tax Indemnitee for or with respect to any Taxes (other than Non-Indemnified Taxes), such Tax Indemnitee shall promptly notify the Lessee. If reasonably requested by the Lessee in writing within 30 days after such notification, such Tax Indemnitee shall, upon receipt of indemnity satisfactory to such Tax Indemnitee and at the expense of the Lessee (including all reasonable out-of-pocket costs, expenses, losses, legal and accountants' fees and disbursements, penalties and interest), in good faith contest or to the extent permissible by law allow Lessee to contest in Lessee's or such Tax Indemnitee's name, the validity, applicability or amount of such Taxes by either (i) resisting payment thereof if practicable and permitted by Applicable Law, or (ii) if payment is made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, and in the contest of any such claim by any Tax Indemnitee, such Tax Indemnitee shall apprise the Lessee of all material developments with respect to such contest, shall forward copies of all material submissions made in such contest and shall materially comply in good faith with any reasonable request concerning the conduct of any such contest; provided, that no Tax Indemnitee will be obliged to take any such action:

          (a) if it waives its right under this Agreement to the indemnity at issue in such contest; or

          (b) unless there is a reasonable basis for such contest, and if the amount of Tax in controversy exceeds $50,000, Lessee provides such Tax Indemnitee with an opinion of independent tax counsel satisfactory to such Tax Indemnitee, both as to counsel and substance, to the effect that there is a reasonable basis for such contest; or

          (c) for which Lessee has not made adequate provision to the reasonable satisfaction of the Lessor or such Financing Party (as the case may be) in respect of the expense concerned; or

          (d) if such action gives rise to any material likelihood of the Aircraft or any interest therein being sold, forfeited or otherwise lost or of criminal liability on the part of the Lessor or any Financing Party.

          If any Tax Indemnitee, in accordance with the foregoing, determines to pay such Taxes and seek a refund, Lessee will either pay such Taxes on such Tax Indemnitee's behalf and pay such Tax Indemnitee any amount due with respect to such payment or will promptly reimburse such Tax Indemnitee for such Taxes. If any Tax Indemnitee shall obtain a refund of all or any part of such Taxes paid by the Lessee, such Tax Indemnitee shall pay Lessee the amount of such refund; provided, that such amount shall not be payable before such time as the Lessee shall have made all payments or indemnities to any Tax Indemnitee then due with respect to Taxes and so long as no Default has occurred and is continuing. If in addition to such refund any Tax Indemnitee shall receive an amount representing interest, attorneys fees or any other amount with respect to such refund, Lessee shall be paid that proportion of such interest, attorneys fees or any other amount which is fairly attributable to the Taxes paid by the Lessee prior to the receipt of such refund. No Tax Indemnitee shall enter into a settlement or other compromise with respect to, or otherwise concede, any claim by a taxing authority on account of Taxes being contested by Lessee pursuant to this Clause 5.12 without the written consent of Lessee, which consent shall not be unreasonably withheld. If a Tax Indemnitee enters into a settlement or other compromise without the written consent of Lessee in accordance with the preceding sentence, such Tax Indemnitee shall be deemed to have waived its right to be indemnified by Lessee with respect to such claim (but not with respect to any future claims).

     5.13 ABSOLUTE

          Lessee's obligations under this Agreement are absolute and unconditional irrespective of any contingency whatever including (but not limited to):

          (a) any right of offset, counterclaim, recoupment, defense or other right which either party to this Agreement may have against the other;

          (b) any unavailability of the Aircraft for any reason, including a requisition of the Aircraft or any prohibition or interruption of, interference with or other restriction against the Lessee's use, operation or possession of the Aircraft;

          (c) any lack or invalidity of title or any other defect in title, airworthiness, merchantability, fitness for any purpose, condition, design or operation of any kind or nature of the Aircraft for any particular use or trade, or for registration or documentation under the laws of any relevant jurisdiction, or any Total Loss in respect of or any damage to the Aircraft;

          (d) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings by or against the Lessor or the Lessee;
          (e) any invalidity, unenforceability or lack of due authorization of, or other defect in, this Agreement; or

          (f) any other cause which, but for this provision, would or might otherwise have the effect of terminating or in any way affecting any obligation of the Lessee under this Agreement;

          provided always, however, that this Clause 5.13 shall be without prejudice to the Lessee's right to claim damages and other relief from the courts in the event of any breach by the Lessor of its obligations under this Agreement, or in the event that, as a result of any lack or invalidity of title to the Aircraft on the part of the Lessor, the Lessee is deprived of its possession of the Aircraft.

6.   MANUFACTURER'S WARRANTIES

     6.1  ASSIGNMENT

          Notwithstanding this Agreement and subject to the rights of Mortgagee pursuant to the Assignment, the Lessor will remain entitled to the benefit of each warranty, express or implied, and any unexpired customer and/or product support given or provided in respect of the Aircraft, any Engine or Part by any manufacturer, vendor, maintenance performer, subcontractor or supplier. Unless an Event of Default shall have occurred and be continuing, Lessor hereby authorizes Lessee to pursue any claim thereunder in relation to defects affecting the Aircraft, any Engine or Part, and the Lessee agrees diligently to pursue any such claim which arises at its own cost. The Lessee will notify the Lessor promptly upon becoming aware of any such claim. The Lessor will provide such assistance to the Lessee in making a claim under any such warranties or customer and/or product support as the Lessee may reasonably request, and, if requested by the Lessee and at the Lessee's expense, will pursue a claim in its own name where the relevant manufacturer, vendor, maintenance performer, subcontractor or supplier has refused to acknowledge the Lessee's right to pursue that claim.

     6.2  PROCEEDS

          Unless an Event of Default shall have occurred and be continuing, all proceeds of any such claim as is referred to in Clause 6.1 and which exceed $250,000 will be paid directly to Lessor at the account set forth in Clause 5.6(a), but if and to the extent that such claim relates:

          (a) to defects affecting the Aircraft which the Lessee has rectified; or

          (b) to compensation for loss of use of the Aircraft, an Engine or any Part during the Term; or

          (c) to costs incurred by the Lessee in pursuing such claim (whether or not proceeds of such claim are payable to the Lessee);

          and provided no Default shall have occurred and be continuing, the proceeds will be promptly paid to the Lessee by Lessor but, in the case of (a), only on receipt of evidence reasonably satisfactory to Lessor that Lessee has rectified the relevant defect.

     6.3  PARTS

          Except to the extent the Lessor otherwise agrees in a particular case, the Lessee will procure that all engines, components, furnishings or equipment provided by the manufacturer, vendor, maintenance performer, subcontractor or supplier as a replacement for a defective Engine or Part pursuant to the terms of any warranty or customer and/or product support arrangement comply with Clause 8.13(a), are installed on the Aircraft promptly and that title thereto vests in the Lessor in accordance with Clause 8.17(a). On installation those items will be deemed to be an Engine or Part, as applicable.

     6.4  AGREEMENT

          To the extent any warranties or customer and/or product support relating to the Aircraft are made available under an agreement between any manufacturer, vendor, maintenance performer, subcontractor or supplier and the Lessee, this Clause 6 is subject to that agreement. However, Lessee will:

          (a) pay the proceeds of any claim thereunder that exceed $250,000 to Lessor at the account set forth in Clause 5.6(a) to be applied pursuant to Clause 6.2 and, pending such payment, will hold the claim and the proceeds on trust for Lessor; and

          (b) take all such steps as are necessary and requested by the Lessor at the end of the Term to ensure the benefit of any of those warranties or customer and/or product support which have not expired are vested in the Lessor (but subject to the rights of Mortgagee under the Mortgage).

7.   LESSOR'S COVENANTS and DISCLAIMERS

     7.1  QUIET ENJOYMENT

          Provided no Event of Default shall have occurred and be continuing, none of the Lessor, its successors and assigns, any Financing Party or any Person claiming by, through or on account of any of such parties will interfere with the quiet use, possession and enjoyment of the Aircraft by the Lessee.

     7.2  LESSOR'S MAINTENANCE CONTRIBUTION

          (a)  AIRFRAME REIMBURSABLE EXPENSES:

               (i) Upon the performance by Lessee of a Heavy Check on the Airframe during the Term of this Lease, the Lessee's Actual Costs incurred in completing, with respect to the Airframe, all routine Heavy Check tasks shall constitute "Airframe Reimbursable Expenses".

               (ii) In connection with the performance of any
                    part of a Heavy Check, Lessee shall present written evidence satisfactory to Lessor as to the workscope to be performed and payment installments relating to the performance thereof in connection with such Heavy Check and the amount of the Airframe Reimbursable Expenses for approval by Lessor. Upon receipt of such written evidence, and provided there then exists no Default, Lessor shall pay to Lessee, or to the independent repair facility performing such work if directed by Lessee, an amount equal to the lesser of (i) the Airframe Reimbursable Expenses or (ii) an amount equal to (1) all Airframe Additional Rent previously paid by Lessee under this Lease, minus (2) all previous payments by Lessor under this Clause 7.2(a).

          (b)  ENGINE REIMBURSABLE EXPENSES:

               (i) Upon the accomplishment of any CER for any Engine during the Term requiring shop repair, including any premature removal of an Engine due to accelerated performance deterioration revealed by Lessee's trend monitoring data and replacement of LLPs during any such shop visit, the Lessee's Actual Cost incurred in completing such CER shall constitute "Engine Reimbursable Expenses".

               (ii) Upon accomplishment of any CER for an Engine,
                    Lessee shall present written evidence
                    satisfactory to Lessor as to the completion of such CER to such Engine and the amount of Engine Reimbursable Expenses for approval by Lessor. Such shop visit shall include a build standard to be mutually agreed upon by Lessor and Lessee. Upon receipt of such written evidence, and provided there then exists no Default, Lessor shall pay to Lessee, or to the independent repair facility performing such work if directed by Lessee, an amount equal to the lesser of (i) the Engine Reimbursable Expenses with respect to such Engine or (ii) an amount equal to (1) all Engine Additional Rent previously paid by Lessee for such Engine pursuant to this Lease, minus (2) all previous payments for such Engine by Lessor under this Clause 7.2(b).

          (c)  LANDING GEAR REIMBURSABLE EXPENSES:

               (i) Upon the performance by Lessee of an overhaul of any Landing Gear or the replacement of LLPs of any Landing Gear, in each case in accordance with the Agreed Maintenance Program, the Lessee's Actual Cost incurred in completing such overhaul shall constitute "Landing Gear Reimbursable Expenses".

               (ii) Upon accomplishment of any such overhaul,
                    Lessee shall present written evidence
                    satisfactory to Lessor as to the completion of such overhaul and the amount of Landing Gear Reimbursable Expenses for approval by Lessor. Upon receipt of such written evidence, and provided there then exists no Default, Lessor shall pay to Lessee, or to the independent repair facility performing such work if directed by Lessee, an amount equal to the lesser of (i) the Landing Gear Reimbursable Expenses or (ii) an amount equal to (1) all Landing Gear Additional Rent previously paid by Lessee pursuant to this Lease, minus (2) all previous payments by Lessor under this Clause 7.2(c).

          (d)  APU REIMBURSABLE EXPENSES:

               (i) Upon the performance by Lessee of an overhaul of the APU in accordance with the Agreed Maintenance Program, the Lessee's Actual Cost incurred in completing such overhaul shall constitute "APU Reimbursable Expenses".

               (ii) Upon accomplishment of any such overhaul,
                    Lessee shall present written evidence
                    satisfactory to Lessor as to the completion of such overhaul and the amount of APU Reimbursable Expenses for approval by Lessor. Upon receipt of such written evidence, and provided there then exists no Default, Lessor shall pay to Lessee, or to the independent repair facility performing such work if directed by Lessee, an amount equal to the lesser of (i) the APU Reimbursable Expenses or (ii) an amount equal to (1) all APU Additional Rent previously paid by Lessee pursuant to this Lease, minus (2) all previous payments by Lessor under this Clause 7.2(d).

          (e)  ADDITIONAL PROVISIONS:

               (i) Notwithstanding the provisions of Clauses 7.2(a)(i), (b)(i), (c)(i) and (d)(i),
                    Reimbursable Expenses shall not include the cost of (1) any replacements or repairs caused by foreign object damage, ingestion, accident, faulty maintenance or installation, any incident, improper operations, abuse, neglect, misuse or elective parts replacement (except to the extent ordinarily accomplished during such maintenance or overhaul), (2) any modifications or interior reconfiguration,
                    (3) the accomplishment of all airworthiness directives or manufacturer's service bulletins not incorporated into the Maintenance Program, (4) maintenance work that is reimbursable by a claim under the manufacturer's warranties or by insurance (but including deductibles for purposes of this provision) or (5) any overhaul of time controlled components accomplished during the Heavy Check, CER or overhaul except such as are part of the routine tasks included at such Heavy Check, CER or overhaul or that, when tested during such Heavy Check, CER or overhaul, fail and need to be replaced.

               (ii) Notwithstanding anything to the contrary
                    contained in this Clause 7.2, any such
                    maintenance and the extent and nature of such maintenance to be performed shall be conducted at an Agreed Maintenance Performer. Lessor shall be entitled to have representatives present during the performance of such maintenance to oversee and approve all aspects of such performance, including the workscope thereof to ensure that such maintenance is in accordance with the Agreed Maintenance Program. Lessor shall be notified by Lessee prior to the commencement of any maintenance work described in this Clause 7.2, including as to the Agreed Maintenance Performer and for Lessor's approval of the workscope.

              (iii) Lessee acknowledges that Lessee is required
                    to pay the full cost of and to perform (or cause to be performed) any check, shop visit, overhaul or other maintenance required by the Agreed Maintenance Program, whether or not Lessor is required to make any payments pursuant to this Clause 7.2, and any costs incurred by Lessee in performing any such check, shop visit, overhaul or other maintenance required by the Agreed Maintenance Program shall be for Lessee's account solely; provided, that if Lessor's contribution pursuant to Clause 7.2(a), (b),
                    (c) or (d) above is ever less than the
                    Reimbursable Expenses incurred by Lessee with respect to the Airframe, Engines, Landing Gear or APU, then Lessee's obligation under Clause 5.4 to make payments of Additional Rent with respect to the Airframe, Engines, Landing Gear or APU, respectively, shall be suspended until an equivalent amount to such shortfall has been retained by Lessee.

               (iv) Lessor shall deposit all Additional Rent in
                    an interest-bearing account with the
                    Mortgagee or with another financial
                    institution that Mortgagee uses for other similar amounts deposited with it. Lessor shall not commingle its general funds in such account, but such account may hold security deposits, additional rent and similar payments paid to Affiliates of Lessor under other aircraft leases. Any interest earned on the Additional Rent will be added to and become a part of the Additional Rent.

     7.3  LESSOR'S ENGINE MAINTENANCE CONTRIBUTION

          Provided no Default has occurred and is continuing, upon the performance by Lessee of the first CER during the Term on the Engine bearing manufacturer's serial number 702943, Lessor will pay to Lessee, by way of contribution to the cost of maintenance of the Aircraft, an amount equal to the product of (a) the difference between 4,000 Flight Hours or Cycles (whichever is more limiting) and the number of Flight Hours or Cycles, as the case may be, remaining to the first limiter on such Engine at Delivery, multiplied by
          (b) the Engine Additional Rent Rate then in effect.

     7.4  LESSOR'S AD COST SHARING CONTRIBUTION

          (a)  Provided no Default has occurred and is
               continuing, upon the performance by Lessee of "Qualifying AD Work" (as hereinafter defined) relating to (i) any single airworthiness directive issued by the Aviation Authority after the Delivery Date and requiring terminating action during the Term, (ii) any FAR regulation promulgated after the Delivery Date requiring the installation on the Aircraft during the Term of a 16-parameter flight data recorder or (iii) any FAR regulation promulgated after the Delivery Date requiring the installation in the cargo compartment of the Aircraft during the Term of fire indicators, Lessor will pay to Lessee, by way of contribution to the cost of maintenance of the Aircraft, an amount equal to the product of
               (1) the amount by which the Actual Cost of the Qualifying AD Work for such single airworthiness directive or either of such regulations exceeds $50,000, multiplied by (2) a fraction the numerator of which is 84 minus the number of months (rounded to the nearest whole number of months) from the Delivery Date to the date of completion of such Qualifying AD Work and the denominator is 84.

          (b) "Qualifying AD Work" means maintenance work performed on the Aircraft solely in order to comply fully with airworthiness directives issued by the Aviation Authority after the Delivery Date on a terminating action basis or with the two FAR regulations described in Clause 7.4(a)(ii) and
               (iii), and excluding work performed for any other purpose, such as compliance with airworthiness directives by means of repetitive inspections, recording compliance work in the Aircraft Documents and all other maintenance work.

          (c) The Lessor will be obligated to pay any amount specified in Clause 7.4(a) within 14 days after submission by the Lessee to the Lessor of an invoice and supporting documentation reasonably satisfactory to the Lessor evidencing the performance of Qualifying AD Work for an airworthiness directive.

     7.5  REGISTRATION AND FILINGS

          The Lessor shall, at the Lessor's cost:

          (a) maintain the registration of the Aircraft with the Aviation Authority reflecting (so far as permitted by Applicable Law) the respective interests of Lessor and Lessee and not do or suffer to be done anything which might reasonably be expected to adversely affect that registration; and

          (b) do all acts and things (including making any filing or registration with the Aviation Authority or any other Government Entity) as may be required following any change in the ownership or financing of the Aircraft.

     7.6  AGREED MAINTENANCE PERFORMERS

          The Lessor may object to and may exclude any maintenance organization (other than Lessee) being included as an "Agreed Maintenance Performer" for a valid business reason; provided, that Lessor must provide such objection within 45 days of scheduled maintenance. The Lessor shall furnish to Lessee in writing from time to time a list of all maintenance organizations excluded from the definition of "Agreed Maintenance Performer" pursuant to the preceding sentence, which list may be amended by Lessor from time to time. The Lessor and the Lessee shall consult in good faith regarding any organizations on such list from time to time at the request of either party.

     7.7  EXCLUSION
          THE AIRCRAFT IS ACCEPTED BY THE LESSEE "AS IS, WHERE IS WITH ALL FAULTS" AND LESSEE AGREES AND ACKNOWLEDGES THAT, SAVE AS IS EXPRESSLY STATED IN THIS AGREEMENT, LESSOR WILL HAVE NO LIABILITY IN RELATION TO, AND LESSOR HAS NOT AND WILL NOT BE DEEMED TO HAVE MADE OR GIVEN, ANY CONDITIONS, WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT,
          INCLUDING:

          (a)  THE DESCRIPTION, AIRWORTHINESS, MERCHANTABILITY,
               FITNESS FOR ANY USE OR PURPOSE, VALUE, CONDITION,
               OR DESIGN, OF THE AIRCRAFT OR ANY PART; OR

          (b) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM LESSOR'S NEGLIGENCE, ACTUAL OR IMPUTED (BUT EXCLUDING ANY SUCH OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT WHICH ARISES FROM LESSOR'S GROSS NEGLIGENCE OR WILFUL MISCONDUCT); OR

          (c)  ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY
               FOR LOSS OF OR DAMAGE TO THE AIRCRAFT, FOR ANY
               LIABILITY OF LESSEE TO ANY THIRD PARTY, OR FOR ANY
               OTHER DIRECT, INDIRECT, INCIDENTAL OR
               CONSEQUENTIAL DAMAGES.

     7.8  LESSEE'S WAIVER

          LESSEE HEREBY WAIVES, AS BETWEEN ITSELF AND THE LESSOR, ALL ITS RIGHTS IN RESPECT OF ANY CONDITION, WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, ON THE PART OF LESSOR AND ALL CLAIMS AGAINST LESSOR HOWSOEVER AND WHENEVER ARISING AT ANY TIME IN RESPECT OF OR OUT OF THE OPERATION OR PERFORMANCE OF THE AIRCRAFT OR THIS AGREEMENT EXCEPT AS IS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT.

     7.9  LESSEE'S CONFIRMATION

          LESSEE CONFIRMS THAT IT IS FULLY AWARE OF THE
          PROVISIONS OF CLAUSES 7.7 AND 7.8 AND ACKNOWLEDGES THAT
          BASIC RENT AND OTHER AMOUNTS HAVE BEEN CALCULATED
          NOTWITHSTANDING ITS PROVISIONS.

8.   LESSEE'S COVENANTS

     8.1  DURATION

          The undertakings in this Clause 8 and in Clause 12 will:

          (a) except as otherwise stated, be performed at the expense of the Lessee; and

          (b) remain in force until redelivery of the Aircraft to the Lessor in accordance with this Agreement and thereafter to the extent of any accrued rights of the Lessor in relation to those undertakings.

     8.2  INFORMATION

          The Lessee shall:

          (a)  furnish to the Lessor, with a copy to Mortgagee:

               (i) within 60 days after the last day of the first three fiscal quarters of each fiscal year of the Lessee, unaudited consolidated quarterly financial statements of the Lessee prepared for such quarter, including a consolidated balance sheet of the Lessee and its Subsidiaries as of the last day of such quarter and consolidated statements of income and retained earnings for such fiscal quarter and for the year to date and, on a comparative basis, figures for the corresponding periods of the immediately preceding fiscal year, all in reasonable detail, each such statement to be certified in a certificate of Lessee's chief financial officer or chief accounting officer as fairly presenting the financial position and the results of operations of the Lessee as at its date and for such quarter (subject to year-end audit adjustments) and as having been prepared in accordance with GAAP;

               (ii) as soon as available but not in any event
                    later than 105 days after the last day of each fiscal year of the Lessee, audited consolidated financial statements of the Lessee prepared for such year, including a consolidated balance sheet of the Lessee and its Subsidiaries as of the last day of such year, consolidated statements of income and retained earnings of the Lessee and its Subsidiaries for such fiscal year, a consolidating balance sheet of the Lessee and its Subsidiaries as of the last day of such year and consolidating statements of income and retained earnings of the Lessee and its Subsidiaries for such fiscal year and in all cases on a comparative basis figures for the immediately preceding fiscal year, all in reasonable detail, each prepared in accordance with GAAP and certified without qualification by Ernst & Young or another of the largest international firms of independent certified public accountants as fairly presenting the financial position and the results of operations of Lessee and its Subsidiaries at the end of and for such fiscal year and as having been prepared in accordance with GAAP;

              (iii) in lieu of delivering the financial
                    statements referred to in sub-clauses (i) and
                    (ii) above, (1) Lessee may deliver Quarterly
                    Reports on Form 10-Q and Annual Reports on
                    Form 10-K for the respective periods filed by the Lessee pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and (2) Lessee may cause such financial statements (or 10-Qs and 10-Ks) to be publicly available on the internet through EDGAR filings with the Securities and Exchange Commission or otherwise;

              (iv)  at the same time as it is issued to the
                    creditors of the Lessee, a copy of each
                    notice or circular issued to the Lessee's creditors as a group; and

               (v)  on request from time to time such other
                    information regarding the Lessee and its business and affairs as the Lessor or Mortgagee may reasonably request;

          (b) on request, inform the Lessor as to the current location of the Airframe and Engines and the serial number and owner of any engine installed on the Airframe;

          (c) promptly furnish to Lessor all information that Lessor from time to time reasonably requests regarding the Aircraft, any Engine or any Part and its use, location and condition, including the hours available on the Aircraft and any Engine until the next scheduled check, inspection, overhaul or shop visit, as the case may be;

          (d) on request, furnish to the Lessor evidence reasonably satisfactory to the Lessor that all Taxes and charges incurred by the Lessee with respect to the Aircraft have been paid and discharged in full;

          (e) provide to the Lessor, within five days following the end of each calendar month during the Term, a monthly report on the Aircraft in the form set out in Exhibit F or such other form as the Lessee may select providing substantially the same information;

          (f)  promptly notify Lessor and Mortgagee of:

               (i) any Total Loss, any Engine Loss, any theft of the Airframe or any Engine, any damage to the Aircraft if the potential cost of repair may reasonably be expected to exceed the Damage Notification Threshold or any modification to the Aircraft if the potential cost may reasonably be expected to exceed the Damage Notification Threshold;

               (ii) any claim or other occurrence likely to give
                    rise to a claim under the Insurances (but, in the case of hull claims only, in excess of the Damage Notification Threshold) and details of any negotiations with the insurance brokers over any such claim; and

              (iii) any litigation, arbitration or administrative
                    proceedings that are pending or, to the
                    Lessee's knowledge, threatened against the
                    Lessee which, if adversely determined, would have a material adverse effect upon its financial condition or business or its ability to perform its obligations under this Agreement.

     8.3  LAWFUL AND SAFE OPERATION

          The Lessee shall:

          (a comply with all Applicable Law for the time being in force in any country or jurisdiction in which the Aircraft is being operated which is applicable to the Aircraft or the use and operation of the Aircraft;

          (b) not use the Aircraft in any manner contrary to any requirement or regulation of the Aviation
               Authority or for any purpose for which the Aircraft is not designed or reasonably suitable;

          (c) ensure that the crew and engineers employed by it in connection with the operation and maintenance of the Aircraft have the qualifications and hold the licenses required by the Aviation Authority and Applicable Law;

          (d) use the Aircraft solely in commercial or other operations for which the Lessee is duly authorized by the Aviation Authority and Applicable Law;

          (e) not knowingly use the Aircraft (or use it when the Lessee ought reasonably to have known that it was being so used) for the carriage of:

               (i) whole animals, living or dead, except in the cargo compartments according to IATA regulations, and except domestic pet animals carried in a suitable container to prevent the escape of any liquid and to ensure the welfare of the animal;

               (ii) acids, toxic chemicals, other corrosive
                    materials, explosives, nuclear fuels, nuclear wastes or any nuclear assemblies or components, except as permitted for cargo aircraft under the "Restriction of Goods"
                    schedule issued by IATA from time to time and provided that all the requirements for packaging or otherwise contained therein are fulfilled;

              (iii) any other goods, materials or items of
                    cargo which could reasonably be expected to cause damage to the Aircraft and which would not be adequately covered by the Insurances; or

               (iv) any item or substance whose carriage is
                    illegal under Applicable Law;

          (f) not utilize the Aircraft for purposes of training, qualifying or re-confirming the status of cockpit personnel except for the benefit of the Lessee's cockpit personnel, and then only if the use of the Aircraft for such purpose is not disproportionate to the use for such purpose of other aircraft of the same type operated by the Lessee;

          (g) not (other than for bona fide safety reasons) cause or permit the Aircraft to proceed to, or remain at, any location which is for the time being the subject of a prohibition order (or any similar order or directive) by:

               (i)  any Government Entity of the State of
                    Registration; or

               (ii) any Government Entity of the country in which
                    such location is situated; or

              (iii) any Government Entity having
                    jurisdiction over the Lessee or the
                    Aircraft;

          (h)  obtain and maintain in full force all
               certificates, licenses, permits and authorizations required for the use and operation of the Aircraft for the time being, and for the making of payments required by, and the compliance by the Lessee with its other obligations under, this Agreement.

     8.4  TAXES AND OTHER CHARGES

          The Lessee will promptly pay:

          (a) all license and registration fees, Taxes (other than Non-Indemnified Taxes) and other amounts of any nature imposed by any Government Entity that are imposed on the Lessee or for which the Lessee is responsible under this Agreement with respect to the Aircraft, including the purchase, ownership, delivery, leasing, possession, use, operation, return, sale or other disposition of the Aircraft; and

          (b) all rent, fees, charges, Taxes (other than Non-Indemnified Taxes) imposed on the Lessee and other amounts in respect of any premises where the Aircraft or any Part thereof is located from time to time during the Term;

     except to the extent that such payment is being contested in good faith by appropriate proceedings in accordance with Clause 5.12.

     8.5  SUB-LEASING

          Lessee will not sub-lease or otherwise part with possession of the Aircraft, the Engines or any Part except that the Lessee may part with possession:

          (a) with respect to the Aircraft, the Engines or any Part, to the relevant manufacturers for testing or similar purposes or to an Agreed Maintenance Performer for service, repair, maintenance or overhaul work or for alterations, modifications or additions to the extent required or permitted by this Agreement;

          (b) with respect to an Engine or Part, as expressly permitted by this Agreement;

          (c) with respect to the Aircraft or an Engine, pursuant to an ACMI (aircraft crew, maintenance and insurance) "wet" lease or charter of the Aircraft in which operational control of the Aircraft remains with the Lessee at all times, provided the Aircraft remains registered with the Aviation Authority;

          (d) with respect to the Aircraft or an Engine, and with the consent of Lessor and Mortgagee (which consent shall not be unreasonably withheld), pursuant to a sublease to a certificated air carrier under the following conditions:

               (i)  no Default shall have occurred and be
                    continuing;

               (ii) notwithstanding such sublease, Lessee shall
                    remain primarily responsible to Lessor
                    hereunder and the sublease, by its terms, shall be expressly subject and subordinate in all respect to this Agreement;

              (iii) the sublease shall include clauses
                    identical to or having the same
                    substantive effect as Clauses 2.1, 2.2,
                    5, 7.7, 7.8, 8, 9, 10, 13, 15.11 and
                    Schedule 5 of this Agreement, except
                    that a sublease may impose additional or more stringent obligations on, or give fewer rights to, any sublessee than are imposed on Lessee under the provisions of this Agreement and that the term of the sublease shall not be capable of extending beyond the Expiry Date; provided, that any sublease to a certificated air carrier that is an Affiliate of Lessee (an "Affiliate Sublease") need only include clauses identical to or having the same substantive effect as Clauses 8 and 9 and Schedule 5 of this Agreement;

               (iv) the rights, title and interests of Lessor and
                    the Financing Parties in and to the Leased
                    Property and this Agreement shall be duly evidenced and protected to the satisfaction of Lessor and such Financing Parties (including as to the making of all necessary filings and registrations) and such interests shall not, in Lessor's reasonable opinion, be prejudiced by the sublease;

               (v) Lessee and the sublessee shall have executed and delivered to Lessor a security assignment in respect of the sublease together with an acknowledgment of such assignment, each such document to be in such form as Lessor and Mortgagee shall reasonably require;

               (vi) the sublessee shall be a reputable air
                    carrier, experienced in operating aircraft of the same type as the Aircraft, shall hold all necessary consents, licenses, permits and authorizations required under the applicable law of the state of incorporation or establishment of such carrier for the public transport of passengers and cargo, and shall not be subject to any event of the types described in Clauses 13.1(g), (h) or (i) as of the commencement of the sublease;

              (vii) the Aircraft shall not be based or re-registered
                    outside the State of Registration if the Lessor or Mortgagee determines, in its absolute discretion, that the foreign jurisdiction is not acceptable in terms of political and judicial risk;

             (viii) Lessee shall give written notice to
                    Lessor and the Financing Parties of any
                    proposed sublease at least 30 days prior to the date on which it is proposed that such sublease be executed (which notice shall include the identity of any proposed change in the State of Registration and, if then determined, the term and the delivery date of the proposed Sublease), and within a reasonable period prior to the execution by Lessee of any sublease, Lessee will provide Lessor and the Financing Parties with a copy of the draft sublease in order for Lessor and the Financing Parties to satisfy themselves that the conditions set out in this Clause 8.5(d) as to the form of the sublease are fulfilled; provided, that in connection with an Affiliate Sublease that does not contemplate a change in the State of Registration, Lessee need only give Lessor and the Financing Parties written notice of such Affiliate Sublease five days prior to the date on which such Affiliate Sublease is proposed to be executed;

               (ix) prior to delivery of the Aircraft to the
                    sublessee under any sublease, Lessee shall deliver to Lessor an original counterpart of the sublease duly executed by Lessee and sublessee, and except in connection with an Affiliate Sublease shall provide Lessor with the equivalent of the conditions precedent set forth in Clause 3.1 and 3.2 applicable to such sublessee;

               (x)  Lessee shall be responsible for all
                    reasonable costs incurred by Lessor and any Financing Party in connection with the Sublease; and

               (xi) the sublease shall provide that no further
                    subleases of the Aircraft by the sublessee shall be permitted.

     8.6  INSPECTION

          (a) Lessor, any Financing Party and any Person designated by Lessor or any Financing Party may at any time visit, inspect and survey the Aircraft, any Engine or any Part and for such purpose may, subject to any applicable Aviation Authority regulation, travel on the flight deck as observer. Subject to Clause 8.6(c)(ii) below, Lessor, any Financing Party or any designee shall not be restricted during such inspection from opening any panels, bays or doors on the Aircraft or from inspecting any part of the Aircraft.

          (b) Lessee shall have no responsibility for the costs and expenses of Lessor and any Financing Party in connection with any such visit, inspection or survey.

          (c)  The Lessor shall:

               (i) have no duty to make, or liability arising out of, any such visit, inspection or survey;
                    and

               (ii) so long as no Default has occurred and is
                    continuing, not exercise such right other than on reasonable notice and so as not to disrupt unreasonably the maintenance or operation of the Aircraft.

     8.7  PROTECTION OF TITLE

          The Lessee shall:

          (a) not do or knowingly permit to be done or omit or knowingly permit to be omitted to be done any act or thing which might reasonably be expected to jeopardize the respective rights, title and interest of Mortgagee as mortgagee of the Aircraft and assignee of this Agreement or the Lessor as owner of the Aircraft and lessor under this Agreement or the validity, enforceability or priority of the Mortgage and the Assignment;

          (b) on all occasions when the ownership of the Aircraft, any Engine or any Part is relevant, make clear to third parties that title is held by the Lessor and is subject to the Mortgage;

          (c)  not at any time:

               (i)  represent or hold out the Lessor or any
                    Financing Party as carrying goods or
                    passengers on the Aircraft or as being in any way connected or associated with any operation or carriage (whether for hire or reward or gratuitously) which may be undertaken by the Lessee; or

               (ii) pledge the credit of the Lessor or any
                    Financing Party;

          (d) ensure that there is always affixed, and not removed or in any way obscured, a fireproof plate (having dimensions of not less than 6 in. x 4 in.) in a reasonably prominent position on the Aircraft and on each Engine stating:

                    "This [Aircraft/Engine] is owned by
                    Aircraft 22121, Inc., is leased to
                    Vanguard Airlines, Inc. and is subject
                    to a mortgage and security agreement in
                    favor of FINOVA Capital Corporation. It may not be operated by any other person without the prior written consent of Aircraft 22121, Inc. and FINOVA Capital Corporation."
          (e) not create or permit to exist any Security Interest upon the Aircraft, any Engine or any Part, except Permitted Liens;

          (f) not do or permit to be done anything which may reasonably be expected to expose the Aircraft, any Engine or any Part to penalty, forfeiture, impounding, detention, appropriation, damage or destruction and, without prejudice to the foregoing, if any such penalty, forfeiture, impounding, detention, appropriation, damage or destruction occurs, give the Lessor notice and use its best efforts to procure the immediate release of the Aircraft, such Engine or such Part, as the case may be;

          (g)  not abandon the Aircraft, the Engine or any Part;

          (h) pay and discharge or cause to be paid and discharged when due and payable or make adequate provision by way of security or otherwise for all debts, damages, claims and liabilities which have given or might reasonably be expected to give rise to a Security Interest (other than a Permitted Lien) over or affecting the Aircraft, any Engine or any Part; and

          (i) not attempt, or hold itself out as having any power, to sell, lease or otherwise dispose of the Aircraft, any Engine or any Part other than as expressly permitted by this Agreement.

     8.8  GENERAL

          Lessee will:

          (a) not make any substantial change in the nature of the business in which it is engaged if such change, in the reasonable opinion of the Lessor or Mortgagee, might reasonably be expected to have a material adverse effect on the Lessee's performance of its obligations under this Agreement;

          (b) preserve its corporate existence, and will not merge or consolidate with any Person unless the successor Person resulting from such merger or consolidation (the "Successor")

               (i) is a Person incorporated, formed or organized under the laws of a State of the United
                    States of America;

               (ii) shall have a net worth immediately after such
                    merger or consolidation of not less than the Lessee's net worth immediately prior thereto;

              (iii) shall be authorized under Applicable Law
                    to perform the Lessee's obligations
                    under this Agreement to the same extent
                    as the Lessee;

               (iv) shall deliver to Lessor and Mortgagee an
                    agreement in form and substance reasonably satisfactory to Lessor containing an assumption by the Successor of Lessee's representations and warranties under this Agreement, together with the due and punctual performance of all of Lessee's obligations under this Agreement; and

               (v) shall deliver to Lessor and Mortgagee an opinion of counsel reasonably satisfactory in form and substance to Lessor and Mortgagee covering the Operative Documents and the agreement referred to in sub-clause (iv) above and substantially in the form of the legal opinion set forth in Exhibit D.

     8.9  RECORDS

          The Lessee shall procure that accurate, complete and current records of all flights made by, and all maintenance carried out on, the Aircraft (including, in relation to each Engine or Part subsequently installed, before its installation) are kept in English, and shall keep the records in such manner as the Aviation Authority may from time to time require. The records will form part of the Aircraft Documents.

     8.10 REGISTRATION AND FILINGS

          Lessee shall:

          (a) not do anything that might reasonably be expected to adversely affect the registration of the Aircraft with the Aviation Authority reflecting (so far as permitted by Applicable Law) the respective interests of the Lessor and Mortgagee; and

          (b) do all acts and things (including making any filing or registration with the Aviation Authority or any other Government Entity) and executing and delivering all documents (including any amendment of this Agreement) as may be required by the Lessor following any modification of the Aircraft, any Engine or any Part or the permanent replacement of any Engine or Part in accordance with this Agreement, so as to ensure that the respective rights of the Lessor and Mortgagee under this Agreement apply with the same effect as before.

     8.11 MAINTENANCE AND REPAIR

          The Lessee shall:

          (a) keep the Aircraft airworthy in all respects and in good repair and condition, and all maintenance will be carried out in accordance with the Agreed
               Maintenance Program;

          (b) advise the Lessor and Mortgagee in writing of all material changes to the Agreed Maintenance
               Program;

          (c) maintain the Aircraft in accordance with the Agreed Maintenance Program through Agreed Maintenance Performers and perform (at the respective intervals provided in the Agreed Maintenance Program) all Major Checks, and before performing any Major Check Lessee will consult with Lessor as to the workscope for such Major Check;

          (d) maintain the Aircraft in accordance with FAR Part 121 and all other rules and regulations of the Aviation Authority as are applicable to aircraft of the same type as the Aircraft operated by United States of America air carriers;

          (e) without limiting the provisions of Clause 7.4, comply with all mandatory inspection and modification requirements, airworthiness directives and similar requirements applicable to the Aircraft, any Engine or Part having a compliance date on or before 90 days after the Expiry Date and that are required by the Aviation Authority;

          (f) comply with all alert service bulletins issued by any manufacturer of the Aircraft, Engines or Parts, and comply (including scheduling compliance work and then performing such work on schedule) with all other service bulletins issued by any such manufacturer if and to the extent that the Lessee brings or schedules to bring in compliance at least one-half of the applicable aircraft it operates (excluding for purposes of such calculation aircraft acquired from unrelated third parties that already comply with such other service bulletins);

          (g)  comply with all Applicable Laws and the
               regulations of the Aviation Authority and any other aviation authorities with jurisdiction over the Lessee or the Aircraft, any Engine or Part that relate to the maintenance, condition, use or operation of the Aircraft or require any modification or alteration to the Aircraft, any Engine or Part;

          (h) maintain in good standing a current U.S. Standard Transport Category Certificate of Airworthiness for the Aircraft issued by the Aviation Authority in accordance with FAR Part 21 except when the Aircraft is undergoing maintenance, modification or repair required or permitted by this Agreement, and shall from time to time provide to the Lessor a copy on request;

          (i) if required by the Aviation Authority, maintain a current certification as to maintenance issued by or on behalf of the Aviation Authority in respect of the Aircraft and shall from time to time provide to the Lessor a copy on request;

          (j) maintain the Engines with respect to overhaul build standards and disc replacements at a level which is consistent with the level applied by the Lessee in relation to other engines of the same type as the Engines in its fleet;

          (k) maintain the Engines and the APU in an "on condition" program as set forth in the respective manufacturer's maintenance planning document;

          (l) subject to Clause 11.2, procure promptly the replacement of any Engine or Part which has become time, cycle or calendar expired, lost, stolen, seized, confiscated, destroyed, damaged beyond repair, unserviceable or permanently rendered unfit for use, with an engine or part complying with the conditions set out in Clause 8.13(a); and

          (m) maintain the Airframe at all times in compliance with the requirements of the Manufacturer's Aging Aircraft Program, SID Program and CPCP and related mandates of the Aviation Authority, with all documentation necessary to assure and demonstrate compliance becoming part of the Aircraft Documents.

     8.12 REMOVAL OF ENGINES AND PARTS

          The Lessee will ensure that no Engine or Part installed on the Aircraft is at any time removed from the Aircraft other than:

          (a) if replaced as expressly permitted by this Agreement; or

          (b) If the removal is of an obsolete item and is in accordance with the Agreed Maintenance Program; or

          (c)  pursuant to, and in accordance with, Clause 8.15;
               or

          (d) (i) during the course of maintaining, servicing, repairing, overhauling or testing that Engine or the Aircraft, as the case may be; or

               (ii) as part of a normal engine or part rotation
                    program; or

              (iii) for the purpose of making such
                    modifications to the Engine or the
                    Aircraft, as the case may be, as are
                    permitted under this Agreement,

               and then in each case only if it is reinstalled or replaced by an engine or part complying with Clause 8.13(a) as soon as practicable and in any event no later than the Expiry Date.

     8.13 INSTALLATION OF ENGINES AND PARTS

          (a) The Lessee will ensure that, except as permitted by this Agreement, no engine or part is installed on the Aircraft unless:

               (i) in the case of an engine, it is an engine of the same model as, or an improved or advanced version of the Engine it replaces (provided, in the case of an improved or advanced version, it can be installed and operated on the Airframe without modification of the Airframe or the engine, whether or not the other installed Engine is also such an improved or advanced version), which has attached to it a current "serviceable tag" issued by the manufacturer or supplier indicating that the engine is new, serviceable or overhauled, and the Lessee shall retain all such tags;

               (ii) in the case of a part, it is in as good
                    operating condition, is of the same
                    interchangeable modification status as the replaced Part and has attached to it a current "serviceable tag" issued by the manufacturer or supplier indicating that the part is new, serviceable or overhauled, and the Lessee shall retain all such tags;

             (iii) in the case of a part, it has become and remains the property of the Lessor free from Security Interests and on installation on the Aircraft will, without further act, be subject to this Agreement and to the Security Interest created by the Mortgage, in which case title to the removed part shall automatically become vested in Lessee without further action or warranty on the part of Lessor except that such Part shall be free of Lessor Liens; and

               (iv) in each case, the Lessee has full details as
                    to its source and maintenance records.

          (b) If no Event of Default has occurred which is continuing, the Lessee will be entitled to install any engine or part on the Aircraft by way of replacement notwithstanding Clause 8.13(a) if:

               (i) there is not available to Lessee at the time and in the place that engine or part is required to be installed on the Aircraft a replacement engine or part complying with the requirements of Clause 8.13(a);

               (ii) it would result in an unreasonable disruption
                    of the operation of the Aircraft or the
                    business of Lessee to ground the Aircraft until an engine or part complying with Clause 8.13(a) becomes available for installation on the Aircraft; and

              (iii) as soon as practicable after
                    installation of the same on the Aircraft but, in any event, no later than the earlier of (1) 90 days after such installation and (2) the Expiry Date, the Lessee removes any such engine or part and replaces it with the Engine or Part replaced by it or by an engine or part complying with Clause 8.13(a).

          (c) If no Default has occurred which is continuing, the Lessee will be entitled to install Lessee
               Installed Parts on the Airframe by way of replacement notwithstanding Clause 8.13(a)(iii) so long as:

               (i) the terms of any lease, conditional sale agreement or security agreement, as the case may be, covering such Lessee Installed Part will not have the effect of prejudicing the title and interest of the Lessor in and to the Aircraft (including its Engines and Parts) or the interest of Mortgagee in respect thereof under the Mortgage;

               (ii) the secured party, lessor or conditional
                    vendor, as the case may be, of such Lessee
                    Installed Part has confirmed and acknowledged in writing (which confirmation and acknowledgment may be contained in the lease, conditional sale agreement or security agreement covering such Lessee Installed
                    Part) to the Lessor and Mortgagee that it will recognize the respective rights, title and interest of the Lessor and Mortgagee in and to the Aircraft (including its Engines and Parts) and that it will not seek to exercise any rights whatever in relation thereto; and

             (iii)  before the Expiry Date the Lessee
                    removes any such Lessee Installed Part
                    and replaces it with the Part replaced
                    by it or by another part, in either case complying with Clause 8.13(a).

          (d) Lessor agrees, for the benefit of Lessee and any mortgagee or holder of any other Security Interest in any engine (other than an Engine) or Lessee Installed Part owned by the Lessee, any lessor of any engine (other than an Engine leased to the Lessee) or Lessee Installed Part and any conditional vendor of any engine (other than an Engine purchased by the Lessee subject to a conditional sale agreement or any other security agreement) or Lessee Installed Part, that no right, title to or interest in any such engine or Lessee Installed Part shall be exercised or asserted by the Lessor and the Lessor acknowledges and confirms that it will not acquire any right, title or interest to or in any such engine or Lessee Installed Part as a result of its installation on the Airframe.

     8.14 NON-INSTALLED ENGINES AND PARTS

          (a) The Lessee shall ensure that any Engine or Part which is not installed on the Airframe (or any other airframe as permitted by this Agreement) is, except as expressly permitted by this Agreement, properly and safely stored and kept free from Security Interests (other than Permitted Liens), with insurance thereon complying with the requirements of this Agreement.

          (b) Notwithstanding Clause 8.14(a), the Lessee shall be permitted, if no Default has occurred and is continuing, to install any Engine on an airframe and any Part on an airframe or engine:

               (i) owned and operated by the Lessee free from Security Interests, other than Permitted
                    Liens;

               (ii) leased or hired to the Lessee pursuant to a
                    lease or conditional sale agreement on a long-term basis and on terms whereby the Lessee has full operational control of that aircraft or engine; or

             (iii) acquired or financed by the Lessee and operated by the Lessee on terms that ownership of that aircraft or engine, as the case may be, pursuant to a lease, conditional sale agreement or Security Interest is vested in or held by any other Person;

               provided that in the case of (ii) and (iii):

               (1) the terms of any such lease, conditional sale agreement or Security Interest will not have the effect of prejudicing the title and interest of the Lessor in and to that Engine or Part or the interest of Mortgagee in respect thereof under the Mortgage; and

               (2) the lessor under such lease, the seller under such conditional sale agreement or the secured party of such Security Interest, as the case may be, has confirmed and acknowledged in writing (which such confirmation and acknowledgment may be contained in the lease, conditional sale agreement or document creating the Security Interest covering that Engine or Part) to the Lessor and Mortgagee, in form and substance satisfactory to the Lessor, that it will recognize the respective rights, title and interest of the Lessor and Mortgagee to and in that Engine or Part and that it will not seek to exercise any rights whatever in relation thereto.

     8.15 POOLING OF ENGINES AND PARTS

          The Lessee will not enter into nor permit any pooling agreement or arrangement in respect of an Engine or Part without the prior written consent of the Lessor and Mortgagee, such consent not to be unreasonably withheld in any case where an Engine or Part is leased, let on hire or otherwise made available by the Lessee (on terms conferring no more than a contractual right in personam against the Lessee and not a right in rem against such Engine or Part) pursuant to a pooling agreement to which the Lessee is a party and:

          (a) the other parties to which are reputable, solvent commercial air carriers or the manufacturers or suppliers of the Engine or Part (or other reputable, solvent organizations whose business includes the administration of and participation in such pooling agreements or arrangements); and

          (b) which does not contemplate the transfer of title to the pooled Engine or Part; and

          (c) either provides that Lessor (or Mortgagee, as the case may be) will be sole loss payee in respect of any loss or damage to the Engine or Part, or provides for Lessor to acquire title to a substitute engine or part satisfying the conditions set out in Clause 8.13(a) if the Engine or Part is destroyed.

     8.16 EQUIPMENT CHANGES

          (a) The Lessee will not make any modification or addition to the Aircraft (each an "Equipment
               Change"), except for an Equipment Change that:

               (i) is expressly permitted by any other provision of this Agreement, or

               (ii) has the prior written approval of the Lessor
                    and Mortgagee (which approval shall not be unreasonably withheld provided the proposed Equipment Change will not, in the reasonable opinion of the Lessor and Mortgagee, diminish the value, utility, condition or airworthiness of the Aircraft), except for painting or minor cabin interior modifications not affecting the structure of the Airframe, any or all of which may be made without such prior approval.

          (b) So long as no Event of Default has occurred and is continuing, the Lessee may remove any Equipment
               Change if it can be removed from the Aircraft without diminishing or impairing the value, utility, condition or airworthiness of the Aircraft.

     8.17 TITLE TO ENGINES AND PARTS

          (a) Title to any engine installed on the Aircraft, whether by way of replacement as the result of an Equipment Change or otherwise (except as provided for replacement engines pursuant to Clause 11.2 below) will not vest in Lessor.

          (b) Title to all Parts installed on the Aircraft, whether by way of replacement as the result of an Equipment Change or otherwise (except those installed pursuant to Clause 8.13(b) or Clause 8.15) will on installation, without further act, vest in the Lessor subject to this Agreement free and clear of all Security Interests other than the Mortgage. The Lessee will at its own expense take all such steps and execute, and procure the execution of, all such instruments that are necessary to ensure that title so passes to the Lessor and is subject to the Security Interest created by the Mortgage according to all Applicable Laws. At any time when requested by the Lessor, the Lessee will provide evidence to the Lessor's reasonable satisfaction (including the provision, if required, to the Lessor of one of more legal opinions) that title has so passed to the Lessor and is subject to the Security Interest created by the Mortgage.

          (c) The Lessor may require the Lessee to remove any Equipment Change other than an Equipment Change permitted under Clause 8.16(a), and to restore the Aircraft to its condition prior to that Equipment Change.

          (d) Any Engine at any time removed from the Aircraft will remain the property of the Lessor until, in the event of an Engine Loss, a replacement has been made in accordance with Clause 11.2 and title to that replacement has passed, according to Applicable Laws and pursuant to Clause 11.2, to the Lessor subject to this Agreement free of all Security Interests, whereupon title to the removed Engine will, provided no Default has occurred and is continuing, pass to the Lessee free of Lessor Liens. Except as referred to in Clause 8.16(b), any Part at any time removed from the Aircraft will remain the property of the Lessor until a replacement has been made in accordance with this Agreement and until title to that replacement has passed, according to Clause 8.17(b) and Applicable Laws, to the Lessor subject to this Agreement free of all Security Interests, whereupon title to the removed Part will, provided no Default has occurred and is continuing, pass to the Lessee free of Lessor Liens.

     8.18 THIRD PARTIES

          The Lessee shall procure that no Person having possession of the Aircraft during the Term will act in any manner inconsistent with the Lessee's obligations under this Agreement and that all such Persons shall comply with those obligations as if references to "Lessee" included a separate reference to those Persons.

     8.19 NON-DISCRIMINATION

          (a) Lessee shall not discriminate against the Aircraft in its use, maintenance or operation of the Aircraft compared to other similar Aircraft owned or operated by Lessee, and Lessee shall service, repair, maintain and overhaul the Aircraft so as to keep the Aircraft maintained in the same manner and with the same care as used by Lessee with similar aircraft owned or operated by Lessee.

          (b) Subject to a sublease permitted pursuant to Clause 8.5, Lessee shall continue to use the Aircraft in its regular commercial passenger operations until delivery to the Return Location immediately prior to the Final Inspection.

          (c) Lessee further agrees that normal progressive maintenance will continue to be performed on the Aircraft throughout the Term, and no unusual maintenance procedures or cessation of maintenance shall occur during the one year period prior to the Expiry Date.

9.   INSURANCE

     9.1  INSURANCES

          The Lessee will maintain in full force and effect during the Term insurances in respect of the Aircraft in accordance with this Clause 9 and Schedule 5 (the "Insurances") through such brokers and with such insurers and having such deductibles and being subject to such exclusions as are usual and customary in the worldwide aviation insurance marketplace for major international air carriers operating similar equipment who are similarly situated with Lessee. The Insurances will be effected either:
          (a) on a direct basis with insurers of recognized standing who normally participate in aviation insurances in the leading international insurance markets and led by reputable underwriters approved by Lessor and the Mortgagee, or

          (b) with a single insurer or group of insurers approved by Lessor and the Mortgagee who does not retain the risk, but effects substantial reinsurance in the leading international insurance markets and through brokers of recognized
                     standing and acceptable to Lessor and the
               Mortgagee for a percentage acceptable to the Lessor and the Mortgagee of all risks insured,

          and Lessor acknowledges and confirms that the current deductibles and exclusions, together with the existing brokers and insurers, in respect of the insurances maintained by Lessee on the date of this Agreement are acceptable to it and Mortgagee.

     9.2  REQUIREMENTS

          The Lessor's current requirements as to Insurances are as specified in this Clause 9 and in Part 1 of Schedule
          5. Except for the amount of the Agreed Value, the Minimum Liability Coverage and the deductible under Lessee's hull and war risk insurance policies, the Lessor may from time to time stipulate such other requirements for the Insurances as the Lessor reasonably considers necessary to ensure that the scope and level of cover is maintained in accordance with the then prevailing industry practice in relation to aircraft of the same type as the Aircraft and in relation to operators of similar standing to the Lessee. In the event that it proposes any such stipulation, Lessor shall notify the Lessee accordingly and the Lessor and/or its brokers will then consult in good faith with the Lessee and the Lessee's approved independent insurance brokers with regard to such proposed stipulation. If, following the consultation, the Lessee's independent insurance brokers confirm that the proposed stipulation is in accordance with prevailing industry practice for airlines similarly situated to Lessee, then Lessee shall comply with the proposed requirements at the time of its next renewal of Insurances.

     9.3  INSURANCE COVENANTS

          The Lessee shall:

          (a) ensure that all legal requirements as to insurance of the Aircraft, any Engine or any Part that may from time to time be imposed by the laws of the State of Registration or any jurisdiction to, from or over which the Aircraft may be flown, in so far as they affect or concern the operation of the Aircraft, are complied with and, in particular, those requirements compliance with which is necessary to ensure that:

               (i)  the Aircraft does not become subject to
                    detention or forfeiture;

               (ii) the Insurances remain valid and in full force
                    and effect; and

              (iii) the interests of the Indemnitees in the
                    Insurances and the Aircraft or any Part
                    are not thereby prejudiced;

          (b) not use, cause or permit the Aircraft, any Engine or any Part to be used for any purpose or in any manner not covered by the Insurances or outside any geographical limit imposed by the Insurances;

          (c) comply with the terms and conditions of each policy of the Insurances and not do, consent or agree to any act or omission that:

               (i) invalidates or may reasonably be expected to invalidate the Insurances;

               (ii) renders or may reasonably be expected to
                    render void or voidable the whole or any part of any of the Insurances; or

             (iii)  brings any particular liability within
                    the scope of an exclusion or exception
                    to the Insurances;

          (d) not take out without the prior written approval of the Lessor any insurance in respect of the Aircraft other than those of the type required under this Agreement unless relating solely to hull total loss, business interruption, engine break-down, profit commission and deductible risk or which would otherwise have no adverse impact on the Insurances required to be carried by Lessee under this Agreement;

          (e) commence renewal procedures at least 30 days prior to the expiration of any of the Insurances and provide to the Lessor and Mortgagee:

               (i) if requested by the Lessor, a written status report of renewal negotiations 14 days prior to each expiration date;

               (ii) telefaxed confirmation of completion of
                    renewal prior to each expiration date; and

             (iii)  a certificate of insurance and broker's
                    letter of undertaking substantially in
                    the form set out in Parts 2 and 3 of
                    Schedule 5, detailing the coverage and
                    confirming the insurers' agreement to
                    the specified insurance requirements of
                    this Agreement within seven days after
                    each renewal date;

          (f) provide to the Lessor and Mortgagee copies of those documents evidencing the Insurances which the Lessor and Mortgagee may reasonably request;

          (g) on request, provide to the Lessor and Mortgagee evidence that the Insurance premiums have been paid;

          (h) not make any modification or alteration to the Insurances material and adverse to the interests of any of the Indemnitees;

          (i) be responsible for any deductible under the Insurances; and

          (j) provide any other insurance related information, or assistance, in respect of the Insurances as the Lessor may reasonably request.

     9.4  FAILURE TO INSURE

          If the Lessee fails to maintain the Insurances in compliance with this Agreement, each of the Indemnitees will be entitled but not obligated (without prejudice to any other rights of the Lessor under this Agreement):

          (a) to pay the premiums due or to effect and maintain insurances satisfactory to it or otherwise remedy the Lessee's failure in such manner (including to effect and maintain an "owner's interest" policy) as it considers appropriate, and any sums so expended by it will become immediately due and payable by the Lessee to the Lessor on demand (such demand being made as soon as reasonably practicable following the incurring of such expenditure), together with interest thereon at the Default Rate from the date of expenditure by it up to the date of reimbursement by the Lessee (before and after any judgment); and

          (b) at any time while such failure is continuing to require the Aircraft to remain at any airport or to proceed to and remain at any airport designated by it until the failure is remedied to its reasonable satisfaction.

     9.5  CONTINUING INDEMNITY

          (a) Lessor may require Lessee to effect and to maintain insurance after the Expiry Date with respect to its liability under the indemnities in Clause 10 for such period as the Lessor may reasonably require (but in any event not more than three years) providing for each Indemnitee to be named as additional insured.

          (b) Lessee's obligation under this Clause 9.5 shall not be affected by the Lessee ceasing to be lessee of the Aircraft or any of the Indemnitees ceasing to have any interest in respect of the Aircraft, and upon a Transfer pursuant to Clause 14.2 Lessee shall continue to name the Indemnitees as additional insureds under the Insurance policies covered by Clause 1(d) of Schedule 5 for three years after the Transfer date.

     9.6  APPLICATION OF INSURANCE PROCEEDS

          As between Lessor and Lessee:

          (a) All insurance payments, up to the Agreed Value, received as the result of a Total Loss occurring during the Term will be paid to Mortgagee.

          (b) All insurance proceeds in respect of any damage or loss to the Aircraft, any Engine or any Part occurring during the Term not constituting a Total Loss and involving insurance proceeds in excess of the Damage Notification Threshold will be paid to Mortgagee and applied in payment (or to reimburse Lessee) for repairs or replacement property upon Lessor and Mortgagee being reasonably satisfied that the repairs or replacement have been effected in accordance with this Agreement. Insurance proceeds in amounts less than the Damage Notification Threshold may be paid by the insurer directly to the Lessee. Any balance remaining may be retained by the Lessee.

          (c) All insurance proceeds in respect of third party liability will be paid to the relevant third party.

          (d) Notwithstanding Clauses 9.6(a) and (b), if at the time of the payment of any such insurance proceeds a Default has occurred and is continuing, all such proceeds will be paid to or retained by Mortgagee to be applied toward payment of any amounts that may be or become payable by the Lessee in such order as the Lessor and Mortgagee see fit or as the Lessor and Mortgagee may elect. In the event that the Lessee remedies any such Default to the reasonable satisfaction of Lessor, then Lessor shall procure that all such insurance proceeds then held by Mortgagee in excess of the amounts (if any) applied by Lessor in accordance with this sub-clause (d) shall be paid promptly to Lessee.

10.  INDEMNITY

     10.1 GENERAL

          The Lessee shall defend, indemnify and hold harmless the Indemnitees from and against any and all claims, proceedings, losses, liabilities, suits, judgments, costs, expenses, penalties or fines (each a "Claim") regardless of when the same is made or incurred, whether during or after the Term (but not before):

          (a) that may at any time be suffered or incurred directly or indirectly as a result of or connected with possession, delivery, performance, management, registration, control, maintenance, condition, service, repair, overhaul, leasing, subleasing, use, operation or return of the Aircraft, any Engine or Part (either in the air or on the ground) whether or not the Claim may be attributable to any defect in the Aircraft, any Engine or any Part or to its design, testing, use or otherwise, and regardless of when the same arises or whether it arises out of or is attributable to any act or omission, negligent or otherwise, of any Indemnitee;

          (b) that arise out of any act or omission that invalidates or that renders voidable any of the Insurances;

          (c) that may at any time be suffered or incurred as a consequence of any design, article or material in the Aircraft, any Engine or any Part or its operation or use constituting an infringement of patent, copyright, trademark, design or other proprietary right or a breach of any obligation of confidentiality owed to any Person, but excluding any Claim to the extent that:

               (1) it arises directly as a result of the wilful misconduct or gross negligence of an Indemnitee;

               (2) it arises directly as a result of a breach by an Indemnitee of its express obligations under any Operative Document or as a result of a representation or warranty given by an Indemnitee in any Operative Document not being true and correct at the date when, or when deemed to have been, given or made;

               (3)  it constitutes or is attributable to a
                    Non-Indemnified Tax or Lessor Lien;

               (4) it represents or is attributable to a Tax or loss of tax benefits (the Lessee's liabilities for which, to the extent thereof, are set out in Clauses 5.7, 5.8 and 5.10);

               (5) it constitutes or is attributable to a cost or expense that is required to be borne by the Lessor in accordance with another provision of this Agreement;

               (6) it results from any disposition of all or any part of an Indemnitee's rights, title or interest in or to the Aircraft or under any Operative Document, unless such disposition occurs as a consequence of an Event of Default;

               (7) it is attributable to an event occurring after the Term unless the Claim results from or arises out of an act or omission by the Lessee, or any circumstance existing, during the Term; or

               (8) it is brought after the Term and relates to a claimed patent infringement by the
                    Manufacturer occurring during the Term.

     10.2 MITIGATION

          (a) The Lessor agrees that it shall, as soon as reasonably practicable after it becomes aware of any circumstances that would, or would reasonably be expected to, become the subject of a claim for indemnification pursuant to Clause 10.1, notify the Lessee in writing accordingly. Lessor (and any other Indemnitee seeking indemnification, as the case may be) and Lessee shall then consult with one another in good faith in order to determine what action (if any) may reasonably be taken to avoid or mitigate such Claim. The Lessee shall have the right to take all reasonable action (on behalf and, if necessary, in the name of the Lessor or such other Indemnitee) in order to resist, defend or settle (provided such settlement is accompanied by payment) any claims by third parties giving rise to such Claim, provided always that the Lessee shall not be entitled to take any such action unless adequate provision, reasonably satisfactory to the Lessor and such other Indemnitee, shall have been made in respect of the third party claim and the costs thereof. The Lessee or, if the Claim is covered by Lessee's Insurances, the Lessee's insurers shall be entitled to select any counsel to represent it or them, the Lessor and such other Indemnitee in connection with any such action, subject in the case of Lessee to the approval of the Lessor and such other Indemnitee (such approval not to be unreasonably withheld) and any action taken by the Lessee shall be on a full indemnity basis in respect of the Lessor and such other Indemnitee.
          (b) Any sums paid by the Lessee to the Lessor or any Indemnitee in respect of any Claim pursuant to Clause 10.1 shall be paid subject to the condition that, in the event that the Lessor or such Indemnitee is subsequently reimbursed in respect of that Claim by any other Person, the Lessor or such Indemnitee shall, provided no Default shall have occurred and be continuing, promptly pay to the Lessee an amount equal to the sum paid to it by the Lessee, including any interest on such amount to the extent attributable thereto and received by the Lessor or such Indemnitee, less any Tax payable by the Lessor or such Indemnitee in respect of such reimbursement (net of any tax benefit derived from the Claim or the reimbursement of Lessee by Lessor).

     10.3 DURATION

          The indemnities contained in this Agreement will survive and continue in full force after the Expiry
          Date.

11.  EVENTS OF LOSS

     11.1 TOTAL LOSS

          (a) PRE-DELIVERY AIRFRAME LOSS: If a Total Loss occurs prior to Delivery, this Agreement will immediately terminate and, except as expressly stated in this Agreement, neither party will have any further obligation or liability under this Agreement except that the Lessor will rebate to the Lessee the Security Deposit (if theretofore paid pursuant to Clause 5.1) or, as the case may be, return the Letter of Credit to the Lessee.

          (b) POST-DELIVERY AIRFRAME LOSS: If a Total Loss occurs after Delivery, the Lessee will pay the Agreed Value to Mortgagee on the earlier of
               (i) the date of receipt of the insurance proceeds payable as a result of the Total Loss, or (ii) the 60th day after the Total Loss Date (the "Settlement Date"), unless the Aircraft is restored to the Lessor or the Lessee within that period (or, in the case of a Total Loss coming within paragraph (c) of the definition of Total Loss and involving the loss of the Lessor's title to the Aircraft, if both the Aircraft and the Lessor's title thereto are restored to Lessor or, in the case of the Aircraft, to Lessee and Mortgagee's rights under the Mortgage are fully restored). The receipt by Mortgagee of the insurance proceeds in respect of the Total Loss on or prior to the Settlement Date shall discharge the Lessee from its obligation to pay the Agreed Value to the Lessor pursuant to this Clause 11.1(b), provided such proceeds are not less than the Agreed Value. In the event that the insurance proceeds are paid initially to the Lessee and not to Mortgagee, they may be retained by the Lessee if the Lessee shall have paid the Agreed Value to Mortgagee, otherwise the Lessee shall pay the Agreed Value to Mortgagee not later than the next Business Day following receipt by the Lessee of such proceeds. In the event that the Lessee pays the Agreed Value to the Lessor or Mortgagee in accordance with this Clause 11.1(b), the Lessor shall promptly assign to the Lessee its rights under the Insurances to receive the insurance proceeds in respect of the Total Loss to the extent that such proceeds shall not have been paid to the Lessee. Subject to the rights of any insurers or other third parties, upon irrevocable
                     payment in full to the Lessor or Mortgagee
               of that amount and all other amounts that may be or become payable to the Lessor under this Agreement, the Lessor shall:

               (i) without recourse or warranty (except as to the absence of Lessor Liens), and without further act, be deemed to have transferred to the Lessee all of the Lessor's rights to any Engines or Parts not installed when the Total Loss occurred, all on an "as-is where is" basis, and shall, at the Lessee's expense, execute and deliver such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence (on the public record or otherwise) the transfer and the vesting of the Lessor's rights in such Engines and Parts in the Lessee, free and clear of all rights of the Lessor and any Lessor Liens; and

               (ii) pay to Lessee, as a rebate of prepaid Basic
                    Rent, and amount equal to the product of (1) one month's Basic Rent multiplied by (2) a fraction the numerator of which is the number of days remaining in the then current Rental Period and the denominator of which is the number of days in the then current Rental Period.

     11.2 ENGINE LOSS

          Upon the occurrence of an Engine Loss (including, for the avoidance of doubt, at a time when the Engine is not installed on the Airframe) in circumstances in which there has not also occurred a Total Loss, the Lessee shall give the Lessor and Mortgagee written notice promptly upon becoming aware of the same and shall (unless the Lessor has received the insurance proceeds relating to such Engine Loss), within 60 days after the Engine Loss Date, convey or cause to be conveyed to the Lessor, as replacement for such Engine, title to a replacement engine that is in the same or better operating condition, has the same or greater value and utility as the lost Engine and that complies with the conditions set out in Clause 8.13(a). The Lessee will at its own expense take all such steps and execute, and procure the execution of, a full warranty bill of sale covering such replacement engine, a supplement to this Agreement adding such replacement engine to the Leased Property and all such other agreements and instruments that are necessary to ensure that title to such Engine passes to the Lessor and is subject to the Security Interest created by the Mortgage and such replacement engine becomes an "Engine", all according to Applicable Laws. At any time when requested by the Lessor, the Lessee will provide evidence to the Lessor's reasonable satisfaction (including the provision, if required, to the Lessor of one of more legal opinions) that title has so passed to the Lessor and is subject to the Security Interest created by the Mortgage. Upon compliance with the foregoing title transfer provisions, the leasing of the replaced Engine the subject of the Engine Loss shall cease and title to such replaced Engine shall (subject to any salvage rights of insurers) vest in the Lessee free of Lessor Liens. If the Lessor or Mortgagee subsequently receives any insurance proceeds relating to such Engine Loss, the Lessor shall promptly remit such proceeds or cause such proceeds to be remitted to the Lessee. No Engine Loss with respet to any Engine that is replaced in accordance with the provisions of this Clause 11.2 shall result in any increase or decrease in Basic Rent, Additional Rent or the Agreed Value.

     11.3 REQUISITION

          During any requisition for use or hire of the Aircraft, any Engine or Part that does not constitute a Total
          Loss:

          (a) the Basic Rent, Additional Rent and Supplemental Rent payable under this Agreement will not be suspended or abated either in whole or in part, and the Lessee will not be released from any of its other obligations under this Agreement (other than operational obligations with which the Lessee is unable to comply solely by virtue of the requisition); and

          (b) so long as no Default has occurred and is continuing, the Lessee will be entitled to any compensation payable by the requisitioning authority in respect of the Term. The Lessee will, as soon as practicable after the end of any such requisition (with the Term being extended if and to the extent that the period of requisition continues beyond the Scheduled Expiry
               Date), cause the Aircraft to be put into the condition required by this Agreement. The Lessor will be entitled to all compensation payable by the requisitioning authority in respect of any change in the structure, state or condition of the Aircraft arising during the period of requisition, and the Lessor will apply such compensation in reimbursing the Lessee for the cost of complying with its obligations under this Agreement in respect of any such change; provided, that, if any Default has occurred and is continuing, the Lessor may apply the compensation in or towards settlement of any amounts owing by the Lessee under this Agreement. All such sums shall be held by Mortgagee.

12.  RETURN OF AIRCRAFT

     12.1 REDELIVERY

          On the Expiry Date or termination of the leasing of the Aircraft under this Agreement, the Lessee shall, unless a Total Loss has occurred, at its expense, redeliver the Aircraft and Aircraft Documents to the Lessor at the Redelivery Location in a condition complying with this Clause 12 and Schedule 4, free and clear of all Security Interests and Permitted Liens (other than Lessor Liens).

     12.2 FINAL CHECKS

          Immediately prior to return of the Aircraft, Lessee shall perform the following:

          (a) Lessee shall perform (or have performed by an Agreed Maintenance Performer) a C-Check. At return, the Airframe will have zero Flight Hours since such C-Check, except for the acceptance flights and the ferry flight to the Redelivery Location. Lessee will also weigh the Aircraft. Any discrepancies revealed during such inspection will be corrected in accordance with Manufacturer's maintenance and repair manuals or FAA-approved data. Lessee shall also perform during such check, to the extent it is able, any other work reasonably required by Lessor (and not otherwise required under this Agreement) so long as such work does not prevent Lessee from returning the Aircraft on the Expiry Date or extend the time the Aircraft is in maintenance, and Lessor shall reimburse Lessee for the Actual Cost of such work at Lessee's preferred customer rates (if the work is performed by Lessee) or at the third party rates charged Lessee.

          (b) Lessee shall perform (or have performed by an Agreed Maintenance Performer) an internal and external corrosion inspection in accordance with
                     the CPCP so that CPCP inspection items will
               be free of requirements for a minimum of two years after the Expiry Date, and any discrepancies will be addressed in accordance with the recommendations of the Manufacturer and the SRM. In addition, all inspected areas will be properly treated with corrosion inhibitor as recommended by Manufacturer.

          (c) If Lessee performed any structural inspections or tasks on a sampling basis on aircraft similar to the Aircraft but did not perform such inspections on the Aircraft, such work shall also be performed on the Aircraft.

          (d) Lessor shall perform, at Lessor's expense, a videotape borescope inspection of all accessible gas path sections of each Engine (accessible whether by borescope port or other means), including the low pressure and high pressure compressors and the turbine area of such Engine. All items beyond the Engine Manufacturer's maintenance manual limits will be rectified at Lessee's sole cost and expense. No Engine will be "on watch" for any reason requiring special or out of sequence inspection.

          (e) In accordance with the Engine Manufacturer's MPD, Lessee shall perform a maximum power assurance run and condition, acceleration and bleed valve scheduling checks on each Engine. Lessee will record and evaluate each Engine's performance, with Lessor and/or its representatives entitled to be present. Each Engine shall pass such tests without operational limitations throughout the operating envelope in accordance with the Engine Manufacturer's maintenance manual.

          (f) Lessee shall perform a videotape borescope inspection of the APU, and all items beyond the manufacturer's recommended limits will be rectified at Lessee's sole cost and expense.

          (g) Lessee shall have removed and blended all external and interior markings.

          (h) If any historical and technical records, condition trend monitoring data, power assurance runs or borescope inspection indicate an abnormal acceleration in the rate of performance deterioration or oil consumption in any Engine or the APU, Lessee shall correct such conditions causing the accelerated rate of deterioration.

     12.3 FINAL INSPECTION

          (a) During the C-check prior to redelivery of the Aircraft, the Lessee will make the Aircraft and Aircraft Documents available to representatives of Lessor and the Financing Parties for inspection ("Final Inspection") in order to verify that the condition of the Aircraft complies with this Agreement. The Final Inspection will be long enough to permit the representatives of Lessor and the Financing Parties to inspect, at their own cost, the Aircraft Documents, the Aircraft and any uninstalled Parts and Engines. The representatives of Lessor and the Financing Parties shall attend and conduct the Final Inspection diligently and, without limiting their right to conduct the full Final Inspection permitted by this Agreement, will cooperate with Lessee in order to complete the Final Inspection as soon as reasonably practical.

          (b) Lessor and the Financing Parties shall also be entitled, as part of the Final Inspection, to require Lessee to perform an acceptance flight of up to two hours at Lessee's cost (with up to four representatives of Lessor and the Financing Parties on-board as observers) and such further acceptance flights as may be necessary in the event that the first or subsequent flights do not confirm that the Aircraft complies with the redelivery requirements of this Agreement.

          (c) At the request of Lessor, Lessee shall perform "bridging" maintenance procedures for the purpose of standardizing the Aircraft to the maintenance program of any subsequent operator of the Aircraft; provided, that Lessor shall pay to Lessee the Actual Cost of all "bridging" procedures that are in excess of or not in lieu of the "C" Check to be performed pursuant to Clause 12.2 and Schedule 4.

     12.4 NON-COMPLIANCE

          To the extent that, at the time of Final Inspection, the condition of the Aircraft does not comply with this Agreement, the Lessee shall immediately rectify the non-compliance and, to the extent that the non-compliance extends beyond the Expiry Date, the Term will be automatically extended until the non-compliance has been rectified. If, on any date more than 14 days after the Expiry Date, the condition of the Aircraft still does not comply with this Agreement, the Lessee shall, at the option of the Lessor and Mortgagee exercised by notice to Lessee, redeliver the Aircraft to the Lessor and indemnify the Lessor, and provide security reasonably acceptable to the Lessor and Mortgagee for that indemnity, against the cost of putting the Aircraft into the condition required by this Agreement. During any extension of the Term pursuant to this Clause 12.4, this Agreement will remain in full force and effect, including the obligation to pay Basic Rent (which Lessee shall pay on a per diem basis weekly in advance); provided, however, that Lessee shall not operate, or permit others to operate, the Aircraft after the Expiry Date except for acceptance flights pursuant to Clause 12.2 and a ferry flight to the Redelivery Location.

     12.5 EXPORT DOCUMENTATION

          Upon redelivery and upon request by the Lessor, the Lessee shall (a) provide to the Lessor all documents necessary to export the Aircraft from the State of Registration (including a valid and subsisting export license for the Aircraft), and (b) provide any documents reasonably requested by the Lessor in connection with, and otherwise cooperate with, the deregistration of the Aircraft by the Aviation Authority, including causing the Aviation Authority to issue an Export Certificate of Airworthiness to a country specified by the Lessor.

     12.6 ACKNOWLEDGMENT

          Provided the Lessee has complied with its obligations under this Agreement, upon redelivery of the Aircraft by the Lessee to the Lessor at the Redelivery Location, the Lessor will deliver simultaneously to the Lessee the Certificate of Redelivery.

     12.7 MAINTENANCE PROGRAM

          (a) During the 20 day period preceding the Scheduled Expiry Date and upon the Lessor's request, the Lessee will provide the Lessor or its agent reasonable access to the Agreed Maintenance Program and the Aircraft Documents in order to facilitate the Aircraft's integration into any subsequent operator's fleet. The Lessor agrees that it will not disclose (and will not permit its agents to disclose) the contents of the Agreed Maintenance Program to any Person except to the extent necessary to monitor the Lessee's compliance with this Agreement and/or to bridge the maintenance program for the Aircraft from the Agreed Maintenance Program to another program after the Expiry Date.

          (b) Concurrent with providing the Aircraft Documents for Lessor's review, Lessee shall provide to Lessor a written summary of all sampling programs involving or affecting the Aircraft.

     12.8 STORAGE

          If the Lessor so requests, and subject to the availability of the requisite space, the Lessee shall park and store the Aircraft at a secure storage area, which may be at the Redelivery Location or at any other suitable facility of the Lessee selected by the Lessee, wherever located (the "Storage Location"), on behalf of the Lessor for a period not exceeding 30 days from the Expiry Date. During that period the Aircraft shall be at the Lessor's risk (save as to any loss or damage caused by the Lessee's wilful misconduct or gross negligence), and the Lessee shall maintain and store the Aircraft in accordance with the respective manufacturer's maintenance planning document and shall insure the Aircraft in accordance with a "ground risk only" policy usual and customary in the worldwide aviation insurance marketplace. All storage, maintenance and insurance costs (which shall be at Lessee's preferred customer rates or at the actual third-party rates charged to Lessee) shall be borne by the Lessor.

13.  DEFAULT

     13.1 EVENTS

          Each of the following events will constitute an Event of Default and a repudiation of this Agreement by the
          Lessee:

          (a) NON-PAYMENT: Lessee (i) fails to pay the Agreed Value and all other amounts required under Clause 11.1(b) on the Settlement Date, (ii) fails to make any payment of Basic Rent or Additional Rent within five Business Days after the date on which such payment is due, or (iii) fails to pay any other amount payable by it under this Agreement within five Business Days after written notice from Lessor or Mortgagee that such amounts are due; or

          (b) MATERIAL COVENANTS: Lessee (i) fails to maintain in full force and effect any insurance required to be maintained under Clause 9, or (ii) transfers possession of the Airframe or any Engine to another Person other than as permitted by this Agreement; or

          (c) BREACH: Lessee fails to comply with any other provision of this Agreement and, if such failure is, in the reasonable opinion of the Lessor, capable of remedy, the failure continues for 30 days after notice from the Lessor to the Lessee, provided, that if such failure cannot reasonably be remedied within such 30 day period and the Lessee is diligently undertaking all necessary remedial action, the 30 day period shall be extended for a further 30 days; or

          (d) REPRESENTATION: any representation or warranty made (or deemed to be repeated) by the Lessee in this Agreement or in any document or certificate furnished to the Lessor pursuant to or in connection with this Agreement is or proves to have been incorrect in any material respect when made or deemed to be repeated and the Lessee's ability to comply with its obligations under this Agreement, and/or the Lessor's or Mortgagee's rights, title and interest to and in the Aircraft and/or under this Agreement, are thereby materially and adversely affected; or

          (e)  CROSS DEFAULT:

               (i) any Financial Indebtedness of the Lessee or any of its Affiliates that exceeds $2,000,000 is not paid when due and any applicable grace period shall have expired;

               (ii) the security for any Financial Indebtedness
                    is enforced; or

             (iii) any lease, conditional sale, installment sale or forward purchase agreement of the Lessee or any of its Affiliates in respect of an aircraft is terminated as a consequence of an event of default or termination event (however described);

               provided always, in any such case, it shall not constitute an Event of Default under this
               Agreement:
               (1)  if the relevant Financial Indebtedness
                    constitutes non-recourse borrowing or
                    financing; or

               (2) if the non-payment, acceleration, termination or event in question is being contested by the Lessee in good faith and on reasonable grounds and any declaration of default, termination of agreement or enforcement of security has been stayed by a court of competent jurisdiction; or

          (f) APPROVALS: any consent, authorization, license, certificate or approval of or registration with or declaration to any Government Entity in connection with this Agreement, including:

               (i) any authorization required by the Lessee of, or in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Agreement or the performance by the Lessee of its obligations under this Agreement; or

               (ii) any airline license, air transport license,
                    franchise, concession, permit, certificate, right or privilege required by the Lessee for the conduct of its business,

               is modified, withheld, revoked, suspended, canceled, withdrawn, terminated or not renewed, or otherwise ceases to be in full force and is not reissued, reinstated or renewed within 30 days, provided however that any such modification, withholding, revocation, suspension, cancellation, withdrawal, termination or non-renewal shall only constitute an Event of Default if it has a material adverse effect on the Lessee's ability to perform its obligations under the Operative Documents or on the Lessor's rights, title and interest to and in the Aircraft or under this Agreement; or

          (g)  INSOLVENCY:

               (i) the Lessee or any of its Affiliates is, or is deemed for the purposes of any relevant law to be, unable to pay its debts as they fall due or to be insolvent, or admits inability to pay its debts as they fall due; or

               (ii) the Lessee or any of its Affiliates suspends
                    making payments on all or any class of its debts or announces an intention to do so, or a moratorium is declared in respect of any of its indebtedness; or

          (h)  BANKRUPTCY AND SIMILAR PROCEEDINGS

               (i) Lessee shall consent to the appointment of a receiver, trustee or liquidator for itself or for a substantial part of its property; or

               (ii) Lessee shall admit in writing its inability
                    to pay its debts generally as they become due, or Lessee shall make a general assignment for the benefit of creditors; or

             (iii) Lessee shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a proceeding under 11 U.S.C. Sections 101 et seq. or under any other laws dealing with bankruptcy, insolvency, moratorium or creditors' rights generally (any or all of which are hereinafter referred to as "Bankruptcy Laws"), or an answer admitting the material allegations of a petition filed against Lessee in any such proceeding, or Lessee shall by voluntary petition or answer consent to or fail to oppose the seeking of relief under the provisions of any Bankruptcy Laws; or

               (iv) any order, judgment or decree is entered by a
                    court of competent jurisdiction appointing a receiver, trustee or liquidator of Lessee or a substantial part of its property, or ordering a substantial part of Lessee's property to be sequestered, is instituted or done with the consent of Lessee or, if instituted by another Person, the order, judgment or decree is not dismissed, remedied or relinquished within 60 days; or

               (v) a petition against Lessee in a proceeding under any Bankruptcy Laws shall be filed and shall not be withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any Bankruptcy Laws that may apply to Lessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of Lessee or of any substantial part of its property; or

               (vi) any step (including petition, proposal or
                    convening a meeting) is taken with a view to a composition, assignment or arrangement with any creditors of, or the reorganization, rehabilitation, administration, liquidation, or dissolution of, the Lessee or any of its Affiliates or any other insolvency proceedings involving the Lessee or any of its Affiliates; or

          (i) OTHER JURISDICTION: there occurs in relation to the Lessee any event anywhere which, in the reasonable opinion of the Lessor, corresponds with any of those mentioned in Clause 13.1(h); or

          (j) UNLAWFUL: it becomes unlawful for the Lessee to perform any of its material obligations under this Agreement or this Agreement becomes wholly or partly invalid or unenforceable, provided that any such partial invalidity or unenforceability shall only constitute an Event of Default if it has a material adverse effect on the Lessee's ability to perform its obligations under this Agreement or the Lessor's rights, title and interest in and to the Aircraft or under this Agreement; or

          (k) SUSPENSION OF BUSINESS: the Lessee suspends or ceases to carry on all or a substantial part of its business; or

          (l) DISPOSAL: the Lessee disposes or threatens to dispose of all or a material part of its assets, whether by one or a series of transactions, related or not, other than pursuant to a merger or consolidation as referred to in, and subject to, Clause 8.8(b) or for the purpose of any other reorganization or amalgamation the terms of which have received the previous consent in writing of the Lessor; or

          (m) RIGHTS: the existence, validity, enforceability or priority of the rights of the Lessor as owner and lessor in respect of the Aircraft or the rights of Mortgagee as mortgagee of the Aircraft and assignee of this Agreement are challenged by the Lessee or any other Person claiming by or through the Lessee and, in the case of a Person other than Lessee, such claim presents a
                     material risk of loss or forfeiture of the
               rights of Lessor or Mortgagee with respect to the Aircraft; or

          (n) DELIVERY: the Lessee fails to accept delivery of the Aircraft when validly tendered pursuant to this Agreement by the Lessor (provided that the Lessor shall have satisfied the conditions precedent set out in Clause 3.4); or

          (o) ADVERSE CHANGE: any event or series of events occurs which, in the reasonable opinion of the Lessor, could be expected to have a material adverse effect on the financial condition or operations of the Lessee and its Affiliates or on the ability of the Lessee to comply with its obligations under this Agreement; or

          (p) LETTER OF CREDIT: if the Lessee has elected to deliver the Letter of Credit in lieu of the Security Deposit pursuant to Clause 5.1(b), the Letter of Credit ceases for any reason to be in full force and effect or is not renewed or replaced 30 days before its expiration in accordance with Clause 5.1(b) and the Lessee does not immediately provide the Lessor with cash in an amount equal to the Security Deposit.

     13.2 RIGHTS

          If an Event of Default occurs, and for as long as it shall continue, the Lessor may at its option (and without prejudice to any of its other rights under this Agreement or that may arise by operation of Applicable
          Law), at any time thereafter:

          (a) treat such event as a repudiation by the Lessee of its obligations under this Agreement and by notice to the Lessee with immediate effect terminate the leasing of the Aircraft (but without prejudice to the continuing obligations of the Lessee under this Agreement), whereupon all rights of the Lessee under this Agreement shall cease; and/or

          (b) proceed by appropriate court action or actions to enforce performance of this Agreement or to recover damages for the breach of this Agreement;
               and/or

          (c)  either:

               (i) take possession of the Aircraft, for which purpose the Lessor may enter any premises belonging to, occupied by or under the control of the Lessee (for which purpose the Lessee hereby grants to the Lessor an irrevocable license to the extent permitted by Applicable Law) where the Aircraft may be located, or cause the Aircraft to be
                          redelivered to the Lessor at the
                    Redelivery Location (or such other location as the Lessor may require), and the Lessor is hereby irrevocably authorized and empowered, to the extent permitted by Applicable Law, to direct pilots of the Lessee or other pilots to fly the Aircraft to that airport and will have all the powers and authorizations necessary for taking such action; or

               (ii) by serving notice, require Lessee to
                    redeliver the Aircraft to Lessor at the
                    Redelivery Location (or such other location as Lessor may require) in the condition required by Clause 12 and Schedule 4.

     13.3 EXPORT

          If an Event of Default occurs, and for as long as it shall continue, the Lessor may sell or otherwise deal with the Aircraft as if this Agreement had never been made and the Lessee will, at the request of the Lessor, take all steps necessary to deregister the Aircraft from the aircraft registry of the State of Registration (if other than the United States of America) and export the Aircraft from the country where the Aircraft is for the time being registered or situated and any other steps necessary to enable the Aircraft to be redelivered to the Lessor in accordance with this Agreement. The Lessee hereby irrevocably and by way of security for its obligations under this Agreement authorizes and empowers the Lessor as its attorney-in-fact and agent (such agency being coupled with an interest), in Lessor's own name or in the name of Lessee, to execute and deliver any documentation and to do any act or thing required in connection with the foregoing.

     13.4 DEFAULT PAYMENTS

          If a Default occurs, the Lessee will indemnify and pay to Lessor on demand against any loss, damage, expense, cost or liability which the Lessor may sustain or incur directly or indirectly as a result, including:

          (a)  all unpaid Basic Rent, Additional Rent and
               Supplemental Rent then due and unpaid;

          (b) any loss of profit (calculated on an after-tax basis) suffered by the Lessor because of the Lessor's inability to place the Aircraft on lease with another Lessee on terms as favorable to the Lessor as this Agreement or because whatever use, if any, to which the Lessor is able to put the Aircraft upon its return to the Lessor, is not as profitable (calculated on an after-tax basis) to the Lessor as this Agreement would have been but for such Default or non-delivery;

          (c) in the event that the Aircraft is sold prior to Lessor entering into a replacement lease, the amount (if any) by which (i) the aggregate of (1) the net sale proceeds (calculated by deducting the costs of sale together with the cost of preparing the Aircraft for sale and the repayment of any outstanding indebtedness in relation to the financing of the Aircraft) plus (2) the present value of the anticipated after-tax net income to be derived from such net sale proceeds up to the Scheduled Expiry Date, discounted on a monthly basis using 9.5% per annum as the discount rate, are less than (ii) the aggregate of (1) the present value of the anticipated net sale proceeds (computed on the same basis as the net sale proceeds referred to in (i)(1) above), assuming that the Aircraft would have been sold as soon as reasonably practicable following the Scheduled Expiry Date plus (2) the present value of the income that would have been derived from the future Basic Rent payable until the Scheduled Expiry Date, discounted on a monthly basis using 9.5% per annum as the discount rate;

          (d) any amount of principal, interest, fees or other sums whatsoever paid or payable on account of funds borrowed in order to carry any amount unpaid by the Lessee;

          (e) any loss, premium, penalty or expense that may be incurred in repaying funds raised to finance the Aircraft or in unwinding any swap, forward interest rate agreement or other financial instrument relating in whole or in part to the Lessor's financing of the Aircraft; and

          (f) any loss, cost, expense or liability sustained or incurred by the Lessor owing to the Lessee's failure to redeliver the Aircraft on the date, at the place and in the condition required by this Agreement.

          For the avoidance of doubt, the provisions of Clause
          5.7(a) will apply to any sums payable by the Lessee pursuant to this Clause 13.4.

     13.5 WAIVER OF CERTAIN ARTICLE 2A RIGHTS

          To the fullest extent permitted by Applicable Law, each of Lessor and Lessee hereby agree that no rights or remedies referred to in Article 2A of the Uniform Commercial Code shall be conferred upon either Lessor or Lessee unless otherwise expressly granted in this Agreement.

14.  ASSIGNMENT and TRANSFER

     14.1 NO ASSIGNMENT BY LESSEE

          The Lessee will not assign any of its right, title, interests, duties, obligations or liabilities in, to or under this Agreement, or create or permit to exist any Security Interest (other than Permitted Liens) over any of its rights under this Agreement, and any such purported assignment or grant of a security interest shall be void ab initio and of no force or effect.

     14.2 LESSOR ASSIGNMENT

          The Lessor may sell, assign (for purposes of this Clause 14.2, not including an assignment for security purposes) or transfer all or any of its rights under this Agreement and in the Leased Property provided that the provisions of this Clause 14.2 are satisfied (a "Transfer") and the Lessor will have no further obligations under this Agreement following a Transfer (other than obligations that are outstanding as of the date of such Transfer) but, notwithstanding any Transfer, will remain entitled to the benefit of each indemnity under this Agreement.

          (a) In connection with any Transfer, the following conditions shall apply:

               (i) Lessor shall give Lessee written notice of such Transfer at least 10 Business Days before the date of such Transfer, specifying the name and address of the proposed purchaser, assignee or transferee (the "Transferee");

               (ii) the Transferee will be either (1) a Person
                    reasonably experienced in aircraft leasing
                    (or the Transferee's rights and powers under this Agreement shall be exercised or serviced on its behalf pursuant to an appropriate management or servicing agreement by a Person having such experience) with a net worth in excess of $15,000,000, or (2) a Person with at least 10 years of experience (or whose principals have at least 10 years of experience) in aircraft leasing (or the Transferee's rights and powers under this Agreement shall be exercised or serviced on its behalf pursuant to an appropriate management or servicing agreement by a Person having such experience) with a net worth in excess of $7,500,000 and which causes a United States bank, trust company or other financial institution to agree to hold all Additional Rent paid to Lessor in a segregated, interest-bearing account of such institution to be applied to the obligations of Lessor pursuant to Clause 7.2 of this Agreement;

             (iii) the Transferee will be a "citizen of the United States" within the meaning of
                    Section 40102(a)(15) of the Federal
                    Aviation Law and have full corporate
                    power and authority to enter into and
                    perform the transactions contemplated by this Agreement on the part of "Lessor";

               (iv) on the Transfer date the Lessor and the
                    Transferee shall enter into an agreement or agreements acceptable to Lessee in its reasonable discretion in which the Transferee confirms that it shall be deemed a party to this Agreement and agrees to be bound by all the terms of, and to undertake all of the obligations of, the Lessor contained in this Agreement;

               (v)  such Transfer shall not violate any
                    Applicable Law;

               (vi) the Transferee shall provide to Lessee an
                    opinion of its regular independent counsel as to the matters set forth in sub-clause (iii) and as to the legality, validity, binding effect and enforceability of the agreement or agreements between Lessor and Transferee referred to in sub-clause (iv); and

             (vii)  Lessee shall have no obligation to
                    consent to any changes in this Agreement requested by the Lessor or Transferee.

          (b) Upon any Transfer, the Transferee shall be deemed Lessor for all purposes of this Agreement, each reference in this Agreement to the "Lessor" shall thereafter be deemed for all purposes to refer to the Transferee, and the transferor shall be relieved of all obligations of the "Lessor" under this Agreement arising after the time of such Transfer except to the extent attributable to acts or events occurring prior to the time of such Transfer.

          (c) Upon compliance by Lessor and a Transferee with the terms and conditions of Clause 14.2(a), Lessee shall at the time of Transfer, at the specific written request of Lessor and with Lessor paying all of Lessee's reasonable out-of-pocket costs and expenses and, if Lessee does not use outside counsel in connection with such Transfer, Lessee's reasonable internal legal costs:

               (i) execute and deliver to Lessor and to such Transferee an agreement, in form and substance satisfactory to Lessor, Lessee and such Transferee, dated the date of such transfer, consenting to such transfer, agreeing to pay all or such portion of the Basic Rent, Additional Rent and other payments under this Agreement to such
                          Transferee or its designee as such
                    Transferee shall direct, and agreeing that such Transferee shall be entitled to rely on all representations and warranties made by Lessee in the Operative Documents as though such Transferee was the original "Lessor"; provided, that such representations shall not be deemed to be re-made as of the date of any Transfer;

               (ii) execute and deliver to Lessor or such
                    Transferee, as the case may be, precautionary Uniform Commercial Code financing statements or amendments reflecting the interests of such Transferee in the Aircraft and this Agreement;

             (iii) deliver to Lessor and to such Transferee a certificate, signed by a duly authorized officer of Lessee, dated the date of such transfer, to the effect that no Event of Default has occurred and is continuing or, if one is then continuing, describing such Event of Default;

               (iv) cause to be delivered to Lessor and such
                    Transferee certificates of insurance and broker's letter of undertaking substantially in the form set out in Parts 2 and 3 of
                    Schedule 5, detailing the coverage and
                    confirming the insurers' agreement to the specified insurance requirements of this Agreement and listing the Lessor and Transferee as additional insureds and the Transferee as sole loss payee (subject to other direction by Mortgagee);

               (v) deliver to Lessor and to such Transferee an opinion of Lessee's counsel (which may be Lessee's General Counsel), addressed to Lessor and such Transferee to the effect that the agreement referred to in sub-clause
                    (i) has been duly authorized and executed by Lessee and constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms (subject to customary exceptions), and (if such counsel delivered the opinion attached as Exhibit D on the Delivery Date) to the effect that such Transferee may rely on the opinion delivered by such counsel in connection with this Agreement on the Delivery Date with the same force and effect as if such Transferee was an original addressee of such opinion when given;

               (vi) deliver to Lessor and such Transferee
                    information on the location of the Airframe and Engines at all times requested by Lessor in order to permit the Transfer to take place at a time and on a date so as to eliminate or minimize any Taxes applicable to the Transfer; and

             (vii)  such other documents as Lessor or such
                    Transferee may reasonably request.

     14.3 GRANTS OF SECURITY INTERESTS

          The Lessor shall be entitled at any time after Delivery to grant a security interest in the Leased Property or its right, title and interest in this Agreement (each, an "Additional Mortgage") in favor of any Person (each, an "Additional Mortgagee"). Any Additional Mortgage may be a successor mortgage to the Security Interest granted to Mortgagee, or may be in addition to Mortgagee's Security Interest and previous Additional Mortgages and with a priority senior, equal or subordinate to Mortgagee's Security Interest and previous Additional Mortgages as Mortgagee and previous Additional Mortgagees may permit. In the case of any such grant by Lessor of an Additional Mortgage to an Additional Mortgagee in all or any portion of Lessor's rights, title and interest in and to the Aircraft and this Agreement, Lessee shall promptly, at the specific written request of Lessor and with Lessor paying all of Lessee's reasonable out-of-pocket costs and expenses:

          (a) execute and delivery to Lessor and to such Additional Mortgagee an agreement, substantially in the form of the Consent and otherwise in form and substance satisfactory to Lessor, such Additional Mortgagee and Lessee, dated the date of the grant of such Additional Mortgage,
               (i) consenting to such Additional Mortgage and to any assignment of Lessor's rights, title and interest in and to this Agreement to such Additional Mortgagee for security purposes,
               (ii) if requested by Lessor and consented to by the previous payee, agreeing that Lessee will pay the Basic Rent and other payments under this Agreement to such Additional Mortgagee, and
               (iii) agreeing that such Additional Mortgagee shall be entitled to rely on all representations and warranties made by Lessee in this Agreement or in any certificate or document furnished by Lessee in connection with this Agreement Documents as though such Additional Mortgagee was originally the "Mortgagee";

          (b)  execute and deliver to Lessor and such Additional
               Mortgagee such agreements as the Lessor may reasonably require and which are acceptable to Lessee for the purposes of effecting all necessary amendments to this Agreement;

          (c) execute and deliver to Lessor or such Additional Mortgagee, as the case may be, precautionary Uniform Commercial Code financing statements or amendments reflecting the assignment of Lessor's interests in the Operative Documents to such Additional Mortgagee;

          (d) deliver to Lessor and such Additional Mortgagee a certificate, signed by a duly authorized officer of Lessee, dated the date of the grant of the Additional Mortgage, to the effect that no Event of Default has occurred and is continuing or, if one is then continuing, describing such Event of Default;

          (e) cause to be delivered to Lessor and such Additional Mortgagee certificates of insurance and broker's letter of undertaking substantially in the form set out in Parts 2 and 3 of Schedule 5, detailing the coverage and confirming the insurers' agreement to the specified insurance requirements of this Agreement, adding such Additional Mortgagee as an additional insured and, if requested by Lessor and consented to by the previous loss payee, listing such Additional Mortgagee as sole loss payee;

          (f) deliver to Lessor and such Additional Mortgagee an opinion of Lessee's counsel (which may be Lessee's General Counsel), addressed to Lessor and such Additional Mortgagee (i) to the effect that the agreements referred to in sub-clauses (a) and (b) have been duly authorized and executed by Lessee and constitute the legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with their terms (subject to customary exceptions), and (ii) if such counsel delivered the opinion attached as Exhibit D on the Delivery Date, to the effect that such Additional Mortgagee may rely on the opinion delivered by such counsel in connection with this Agreement on the Delivery Date with the same force and effect as if such Additional Mortgagee was an original addressee of such opinion when given; and

          (g)  such other documents as Lessor or such Additional
               Mortgagee may reasonably request.

     14.4 SALE AND LEASEBACK BY LESSOR

          In addition to the Transfers and grants of Security Interests permitted by Clauses 14.2 and 14.3, but subject to the provisions thereof, Lessor shall be entitled to transfer its right, title and interests in and to the Leased Property to any Person and lease the Aircraft from such Person (a "Head Lessor"), and in such event Lessor shall retain its rights and obligations as the "Lessor" under this Agreement. In the event of such a sale and lease-back by Lessor,
          (a) the Head Lessor shall meet the requirements for a "Transferee" as defined in Clause 14.2(a)(ii) above,
          (b) the Lessor shall be entitled to assign its rights in this Agreement to such Head Lessor as security for its obligations under the head lease, (c) the Head Lessor shall be entitled to grant to one or more purchase money lenders, or to an indenture trustee on behalf of such lenders, an Additional Mortgage covering the Leased Property and the Operative Documents,
          (d) Lessee shall execute and deliver to Lessor, such Head Lessor, such Additional Mortgagee and any trustees on their behalf, as appropriate, the documents specified in Clauses 14.2(c)(i) through (vi) and Clauses 14.3(a) through (f) above, and Lessee shall cooperate with Lessor to make such other changes to this Agreement as Lessor may reasonably request so long as such changes do not adversely affect the rights or increase or extend the obligations of Lessee under this Agreement or otherwise adversely affect Lessee and with Lessor paying all of Lessee's reasonable out-of-pocket costs and expenses.

     14.5 FURTHER ACKNOWLEDGMENTS

          Lessee further acknowledges that any Transferee or Additional Mortgagee shall in turn have the rights of, and be subject to the conditions to, transfer and grants of Security Interests set forth above in this Clause 14.

     14.6 CERTAIN PROTECTIONS FOR LESSEE'S BENEFIT

          The rights of Lessee under this Agreement shall be superior to the rights of any Additional Mortgagee or Head Lessor, and the Lessor shall require each Additional Mortgagee and Head Lessor to agree in writing with the Lessee that such Additional Mortgagee's and Head Lessor's rights in and to the Leased Property shall be subject to the terms of this Agreement, including to the Lessee's rights to the quiet use, possession and enjoyment provisions contained in this Agreement. The Lessor's obligations to perform the terms and conditions of this Agreement shall remain in full force and effect notwithstanding the creation of any Additional Mortgage or Head Lease. Lessor shall not create any Additional Mortgage or enter into any Head Lease that violates the terms of this Clause 14.6.

15.  MISCELLANEOUS

     15.1 WAIVERS, REMEDIES CUMULATIVE

          The rights of Lessor or Lessee under this Agreement may be exercised as often as necessary, are cumulative and not exclusive of that party's rights under any law and may be waived only in writing and specifically. Delay in exercising or non-exercise of any such right is not a waiver of that right.

     15.2 DELEGATION

          Lessor or any Financing Party may delegate to any Person or Persons all or any of the trusts, powers or discretions vested in it by this Agreement and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate) as the Lessor or such Financing Party, respectively, in its absolute discretion thinks fit.

     15.3 APPROPRIATION

          If any sum paid or recovered in respect of the liabilities of the Lessee under this Agreement is less than the amount then due, the Lessor may apply that sum to amounts due under this Agreement in such proportions and order and generally in such manner as the Lessor may determine.

     15.4 CURRENCY INDEMNITY

          (a) If the Lessor receives an amount in respect of the Lessee's liability under this Agreement or if such liability is converted into a claim, proof, judgment or order in a currency other than
               Dollars:

               (i) the Lessee will indemnify the Lessor, as an independent obligation, against any loss arising out of or as a result of such conversion;

               (ii) if the amount received by the Lessor, when
                    converted into Dollars (at the market rate at which the Lessor is able on the relevant date to purchase Dollars in New York City with that other currency) is less than the amount owed in Dollars, the Lessee will, forthwith on demand, pay to the Lessor an amount in Dollars equal to the deficit; and

              (iii) the Lessee will pay to the Lessor on demand
                    any exchange costs and Taxes payable in
                    connection with the conversion.

          (b) The Lessee waives, to the extent permitted by Applicable Law, any right it may have in any jurisdiction to pay any amount under this Agreement in a currency other than Dollars.

     15.5 PAYMENT BY THE LESSOR

          The Lessor will not be obliged to pay any amounts to the Lessee under this Agreement so long as any sums which are then due from the Lessee under this Agreement remain unpaid and any such amounts which would otherwise be due will fall due only if and when the Lessee has paid all such sums.

     15.6 SEVERABILITY

          If a provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect:

          (a) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

          (b) the legality, validity or enforceability in any other jurisdiction of that or any other provision of this Agreement.

     15.7 REMEDY

          If the Lessee fails to comply with any provision of this Agreement, the Lessor may, without being in any way obliged to do so or responsible for so doing and without prejudice to the ability of the Lessor to treat the non-compliance as a Default, effect compliance on behalf of the Lessee, whereupon the Lessee shall become liable to pay immediately any sums expended by the Lessor together with all costs and expenses (including reasonable legal costs) necessarily incurred in connection therewith.

     15.8 EXPENSES

          (a) The Lessor and the Lessee shall each bear their respective expenses (including legal, professional and out-of-pocket expenses) incurred or payable in connection with the negotiation, preparation and execution of this Agreement, and shall share equally the fees and expenses of Special FAA Counsel in connection with the transactions contemplated by this Agreement, including in connection with the Assignment and Mortgage. Lessor shall otherwise bear and be responsible for all fees and expenses in connection with the importation and registration of the Aircraft and the registration and recording of the Assignment and Mortgage.

          (b) The Lessee shall pay to the Lessor on demand all expenses (including legal, professional and out-of-pocket expenses) incurred or payable by the Lessor in connection with the granting of any waiver or consent under this Agreement.

          (c) The Lessee will pay to the Lessor on demand all expenses (including reasonable legal, survey and other costs) payable or incurred by the Lessor in contemplation of, or otherwise in connection with, the enforcement of or preservation of any of the Lessor's rights under this Agreement, or in respect of the repossession of the Aircraft.

          (d) The Lessor will pay to the Lessee on demand all expenses (including reasonable legal costs) payable or incurred by the Lessee in contemplation of, or otherwise in connection with, the enforcement of or preservation of any of the Lessee's rights under this Agreement.

     15.9 TIME OF ESSENCE

          The time stipulated in this Agreement for all payments payable by the Lessee to the Lessor and for the performance of the Lessee's other obligations under this Agreement that are due on a specified or determinable date will be of the essence of this Agreement (subject always to any applicable grace period).

    15.10 NOTICES

          (a) All notices and other communications given under or in connection with this Agreement shall be in writing (including telegram) and shall be deemed to have been received when delivered to the address specified in clause 15.10(b).

          (b) All such notices, requests, demands and other communications shall be sent:

               (i)  to Lessor at:       c/o Unicapital Air Group, Inc.
                                        1900 Summit Tower Blvd.,
                                             Suite 860
                                        Orlando, Florida  32810
                                        Attention:  Mr. Samuel J. Thornton
                                        Telephone:  +1-407-916-8000
                                        Telefax:    +1-407-916-8001

               copied to Mortgagee at:  FINOVA Capital Corporation
                                        1850 North Central Avenue
                                        Phoenix, Arizona 85002
                                        Attention: Vice President - Operations
                                                  Management
                                        Telefax:  +1-602-262-1551

               (ii) to Lessee at:       7000 Squibb Road, 3rd Floor
                                        Mission, Kansas 66202
                                        Attention:  Mr. William A. Garrett, III
                                        Telephone:  +1-913-789-1769
                                        Telefax:    +1-913-789-1779

          or to such other address as shall have been notified by one party to the other in the manner set out in this Clause 15.10.

    15.11 LAW AND JURISDICTION

          (a) THIS AGREEMENT SHALL, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO IN THE STATE OF NEW YORK BY RESIDENTS OF SUCH STATE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

          (b) The Lessor and the Lessee hereby irrevocably agree to submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York located in the Borough of Manhattan, County of New York (the "Agreed Courts") in the event of any claims or disputes arising under this Agreement. Such submission to jurisdiction shall not be construed so as to limit the right of either party to take proceedings against the other in whatever jurisdiction shall to it seem fit nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. Final judgment against Lessor or Lessee in any such suit shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or as otherwise permitted by Applicable Law, a certified or true copy of which shall be conclusive evidence of the facts and of the amount of any indebtedness or liability of Lessor or Lessee. Each of Lessor and Lessee hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue in any suit, action or proceeding brought in any Agreed Court, and irrevocably waives any claim that any such suit, action or proceeding brought in any Agreed Court has been brought in an inconvenient forum.

          (c)  THE LESSEE AND THE LESSOR HEREBY WAIVE TRIAL BY
               JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE
               PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY
               MATTER ARISING OUT OF OR RELATING TO THIS
               AGREEMENT.

          (d) Without prejudice to any other mode of service, each of the Lessor and the Lessee consents to the service of process relating to any proceedings involving, directly or indirectly, any matter arising out of or relating to this Agreement by U.S. Postal Service or Irish postal service registered mail (prepaid, return receipt requested) of a copy of the process to the Lessee's address identified in Clause 15.10(b).

    15.12 SOLE AND ENTIRE AGREEMENT

          This Agreement is the sole and entire agreement between the Lessor and the Lessee in relation to the leasing of the Aircraft, and supersedes all previous agreements in relation to that leasing. The terms and conditions of this Agreement can only be varied by an instrument in writing executed by both parties or by their duly authorized representatives.

    15.13 INDEMNITIES

          All rights expressed to be granted to each Indemnitee under this Agreement (other than any Financing Party) are given to the Lessor as agent for and on behalf of that Indemnitee.

    15.14 COUNTERPARTS

          This Agreement may be executed in one or more counterparts, each of which shall constitute an original and, when taken together, all of which shall constitute one and the same Agreement.

    15.15 CONFIDENTIALITY

          Neither the Lessor nor the Lessee shall, without the other's prior written consent, communicate or disclose the terms of this Agreement or any information or documents furnished pursuant to this Agreement (except to the extent that the same are within the public domain) to any third party (other than any Financing Party, any prospective Transferee, any material investor in the Lessee or creditor in Lessee, Additional Mortgagees or Head Lessors, the respective external legal advisers, auditors, insurance brokers or underwriters of Lessor, Lessee and such parties, and the Manufacturer and Engine Manufacturer); provided, that disclosure will be permitted, to the extent required:

          (a) pursuant to an order of any court of competent jurisdiction; or

          (b) pursuant to any procedure for discovery of documents in any proceedings before any such court; or

          (c) pursuant to any law or regulation having the force of law; or

          (d) pursuant to a lawful requirement of any authority with whose requirements the disclosing party is legally obliged to comply; or

          (e) in order to perfect any assignment of any assignable warranties.

                     [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF Lessor and Lessee have executed this Lease
Agreement 22121 on the date shown at the beginning of this Agreement.

                              SIGNED on behalf of
                              AIRCRAFT 22121, INC.


                              By:________________________________
                              Name:
                              Title:


                              SIGNED on behalf of
                              VANGUARD AIRLINES, INC.


                              By:_______________________________
                              Name:
                              Title:

          [FINOVA Capital Corporation hereby acknowledges receipt of this Original Executed Counterpart of Lease Agreement 22121 in
Phoenix, Arizona on this ____ day of July 1999.

                              FINOVA CAPITAL CORPORATION



                              By:________________________________
                              Name:
                              Title]<F1>


_________________________
[FN]
<F1>
This text will only appear on one counterpart of Lease Agreement
22121.
</FN.

                            SCHEDULE 1

                    BASIC RENT AND OTHER TERMS


               [Intentionally Omitted as Containing
                  Confidential Information]<F2>

[FN]
<F2>
For inclusion on FAA filed copies of this Lease Agreement in lieu of the following information.

2.   RETURN CONDITION FINANCIAL ADJUSTMENTS

In addition to the requirements set forth in Clause 12 and
Schedule 4, on the Expiry Date (other than by reason of the occurrence of a Total Loss) Lessor and Lessee will make the following payments:
(a) For each Engine, if the number of Flight Hours or Cycles (whichever is more limiting) of such Engine until its next scheduled Engine Shop Visit on the Expiry Date is more than the number of Flight Hours or Cycles (as the case may be) of such Engine until its next scheduled Engine Shop Visit on the Delivery Date, in each case under the Agreed Maintenance Program, then Lessor shall pay to Lessee a Dollar amount equal to (i) the product of such difference (based on actual Delivery and redelivery) multiplied by the Engine Additional Rent Rate, minus (ii) all amounts previously paid to Lessee pursuant to Clause 7.3.

(b) For each Engine, if the number of Flight Hours or Cycles (whichever is more limiting) of such Engine until its next scheduled Engine Shop Visit on the Expiry Date is fewer than the number of Flight Hours or Cycles (as the case may be) of such Engine until its next scheduled Engine Shop Visit on the Delivery Date, in each case under the Agreed Maintenance Program, then Lessee shall pay to Lessor a Dollar amount equal to the product of such difference (based on actual Delivery and redelivery) multiplied by the Engine Additional Rent Rate.

(c) Any amounts owed by Lessee to Lessor pursuant to Clause 2(b) of this Schedule 1 with respect to an Engine may be offset by an amount equal to the lesser of (i) such amount owed or
     (ii) an amount equal to (1) all Engine Additional Rent previously paid by Lessee for such Engine pursuant to this Agreement, minus (2) all previous payments for such Engine by Lessor under Clause 7.2(b).

                            SCHEDULE 2

                              PART 1

                      AIRCRAFT SPECIFICATION


IDENTIFICATION:

     Aircraft Model:          Boeing Model 737-230
     Registration Mark:       N123NJ
     Serial Number:           22121
     Date of Manufacture:     February 1981


WEIGHT DATA:

     Maximum Taxi Weight:          120,000 lbs. (subject to Item
                                   1(g) of Schedule 3)
     Maximum Takeoff Weight:       119,500 lbs. (subject to Item
                                   1(g) of Schedule 3)
     Maximum Landing Weight:       103,000 lbs.
     Maximum Zero Fuel Weight:      95,000 lbs.
     Fuel Capacity:                 34,469 U.S. Gallons


AIRFRAME AND INTERIOR EQUIPMENT:

     Galleys           four  Locations: two  forward; two aft
     Lavatories        three Locations: ___ forward and ____ aft
     Air Stairs        ___   Locations: ___ forward
     Passenger Seats   105   Locations/Types:  12 first class; 93 economy class
     Overhead bins     ___
     Cargo Door        ___


ENGINES:

     Manufacturer:       Pratt & Whitney

     Position            No.1           No.2
     Model:              JT8D-15        JT8D-15
     Serial Numbers:     702943         708372

APU:

     Model:         [_____]
     Serial Number: [_____]


LANDING GEAR:

     Position:      Nose      Left Main Right Main
     Type:          [_____]   [_____]   [_____]
     Serial Number: [_____]   [_____]   [_____]


HARD TIME COMPONENTS:

[to be supplied, as listed in Exhibit B to LOI]


MAJOR AVIONICS EQUIPMENT:

     Description         Manufacturer   Part No.  Quantity

[to be supplied]

                              PART 2

                        AIRCRAFT DOCUMENTS




1.   MANUALS

     The following manuals shall be delivered with the Aircraft.
     Each manual shall be current and include all temporary revisions. Each manual shall be in the English language.

     (a)  FAA-Approved Airplane Flight Manual.

     (b)  Weight and Balance Control and Cargo Loading Manual and
          Supplements (load and trim sheet). Include last weight paperwork and delivery equipment list with Previous
          Operator running W&B computation sheets.

     (c) Operations Manual and Quick Reference Handbook including Cabin Safety/F/A Manual (PAX A/C).

     (d)  Structural Repair Manual

     (e)  Aircraft/Engine/APU Maintenance Manuals

     (f)  Boeing Component Overhaul Manuals, including Galley
          Manuals (CMM, IPC, OHM)

     (g)  Aircraft/Engine/APU Illustrated Parts Catalog (IPC)
          (Operator Customized)

     (h)  Wiring Diagram Manual including the following:

           (i) Equipment List
          (ii) Standard Practices (Chapter 20)
         (iii) Charts and Graphs (Chapter 91)
          (iv) Hook Up Charts
           (v) Splice List
          (vi) Ground List
         (vii) Terminal List

     (i)  Engine and APU Overhaul Manuals

     (j) Previous Operator's Maintenance Schedule and (COSL) component operating an storage limits manual

2.   AIRWORTHINESS DIRECTIVES ("A.D.") DOCUMENTATION

     The following data will be provided as well as all records associated with A.D. compliance:

     (a) A single, complete and current A.D. status list of each airframe, appliances, Engine and APU Airworthiness Directive applicable to each Aircraft, appliances, Engine and APU. This list shall be consistent with the preliminary A.D. status reports received during the initial inspection. The list shall be typed, certified and signed by authorized quality assurance representative of Previous Operator.

     (b) Lessor will provide legible copies of the completion documentation that accomplish each A.D. If the A.D. is a repetitive inspection documentation, the last accomplishment is sufficient. If the original completion documents are not available, Lessor shall provide at a minimum a copy of the job card of engineering order that accomplished the A.D., plus a certification letter signed by Previous Operator's airworthiness department stating that the A.D. in question was accomplished at a certain time and cycles, date and reference all pertinent support documentation (i.e. engineering order, alternate means of compliance, etc.). However, any A.D. that was complied with by an alternate means of compliance must have all original documentation and necessary air authority approvals.

     (c) Exemptions or deviations granted by the FAA to the Previous Operator on A.D. compliance, including copy of exemption request.

3.   ENGINEERING DOCUMENTATION

     (a) Lessor shall provide a single, current list in English language (except for the ADA list referenced in 3(a)(ii) below:

          (i) Service Bulletin status based on the Boeing provided summary of all Boeing service bulletins to the Aircraft and consistent with the "reference only" status report provided during the initial inspection.

          (ii) List of all Previous Operator initiated
               on-aircraft modifications consistent with the ADA
               list covering all Spec. 100 ATA chapters.   A
               current copy of all engineering orders listed on the ADA list shall be provided with appropriate certification stamp on the ADA list.

         (iii) Major repairs list

          (iv) Supplement Type Certificate list

     (b)  Data package covering all non-manufacturer/non-Aviation
          Authority approved repairs or alterations, including the submittal to the Previous Operator's aviation authority for an approval, if applicable.

4.   ADDITIONAL DOCUMENTATION

     (a)  Master Minimum Equipment List and Configuration
          Deviation List

     (b)  Set of cockpit drawings (full scale preferably)

     (c) Quarterly Reliability Reports for one (1) year (if available)

     (d)  Location map of emergency equipment with description

     (e)  Interior configuration drawings

     (f) Passenger/Cargo Equipment List (seats, galleys, lavatories, entertainment)

     (g)  Complete paperwork for last "D" Check overhaul and last
          "A", "B" and/or "C" check inspections (if available)

     (h)  Compass card and F.D.R. calibration documentation

     (i) All life records for the assemblies and rotable parts installed during the last overhaul for each nose, left hand and right hand main landing gears

5.   INDIVIDUAL AIRCRAFT AND ENGINE RECORDS

     (a) Letter of Declaration for each major aircraft/engine accident or major incident which shall include complete documentation reports, if any

     (b)  Major structural damage reports, if any

     (c) Engine trend monitoring data (1 year minimum provided the Engine was operated by Lessee) for each Engine

     (d) Copies of logbook entries for the last twelve (12) months of operation (at delivery) (if available)

     (e)  List of open items, watch items, deferred items

     (f) Serviceable/overhaul tags for all life limited parts, hard time components listed in the rotable components list; serviceable overhaul tags for OC (on condition) and CM (condition monitored) parts listed in the rotable components list for the last 12 months as at delivery shall be provided to Lessor by Previous Operator on a case by case basis up to a maximum of one
          (1) year after delivery)(if available)

     (g) Listing of Aircraft, Engine and APU components status by P/N-S/N-Description Position TBO-TSI-TSO-TSN, total time, next due time, including interpretation keys, (Rotable Component List)

     (h) Engine and APU logbooks or equivalent reports or documentation (if available)

     (i) Aircraft and Engine time status at delivery with serial number, total time, total cycles and times of the last letter check inspection

     (j) Engine time report and engine on log which shall include ASB 6038 status for each engine

     (k) All Engine and APU records, for the last heavy maintenance shop visit including back to birth history for each engine life limited part. Exceptions will be acceptable for parts introduced to Previous Operator before 1993 when back to birth history records was not mandatory, however Previous Operator has agreed to assist Lessor in obtaining full traceability on these parts, if any

     (l)  Manufacturer's delivery documents for Engines

     (m) Manufacturer's Electrical Load Analysis documents and data

     (n) Last power plant test cell run documents for Engines and APU

     (o) Letter certifying that at the time of delivery the Aircraft is a non-SSID candidate aircraft

     (p)  Previous Operator's Corrosion Control Program (See
          Maintenance Schedule)

     (q)  Aircraft Readiness Log (from aircraft manufacturer)

     (r)  Copies of all applicable Master Changes (M.C.)
          performed on each aircraft

     (s) Previous Operator's aviation authority approvals and Previous Operator's certification reports for major modifications alterations and repairs which are not covered by manufacturers service bulletins. For minor modifications not covered by manufacturers service bulletins, Lessor shall cause Previous Operator to provide the requested substantiation work. (i.e. certification reports to the extent required by the Previous Operator's aviation authority)

     (t) Fire blocking status for all seats, interior fabrics/material, including burn test documentation and certification

     (u)  Current Aging Aircraft and CPCP Status Report

     (v) Current list outlining all waiver items/components not approved by the FAA

     (w) Any historical records applicable to the aircraft, engines or APU that may be available at reasonable effort and within reasonable time by the Previous
          Operator

     (x) List detailing Previous Operator's component shop history for all components on the rotable components list on a case by case basis (up to a maximum of one
          (1) year after aircraft delivery)

                            SCHEDULE 3

                 OPERATING CONDITION AT DELIVERY



On the Expiry Date the Aircraft, subject to fair wear and tear generally, will be in the condition set out below.

1.   GENERAL CONDITION

     The Aircraft will:

     (a)  be clean to a standard of aircraft fresh from overhaul;

     (b) have installed the full of parts, accessories and loose equipment required under the Agreed Maintenance
          Program;

     (c) be airworthy, conform to type design and be in a condition suitable for immediate, safe operation in commercial service with all equipment, components and systems operating in accordance with their intended use and within limits established by the manufacturer and approved by the Aviation Authority, and all pilot discrepancies and deferred maintenance items cleared on a terminating action basis;

     (d) have a U.S. Standard Transport Category Certificate of Airworthiness issued by the FAA in accordance with FAR
          Part 21 and unconditionally meet all Aviation Authority requirements for immediate operations under FAR Part 121;

     (e) be fresh from a Manufacturer's MPD "D" Check (phases C1 through C7), including 20,000 hour structural items and complete CPCP inspection;

     (f) have all gauges (including dipsticks) converted from the metric system to the U.S. imperial system (pounds) and accompanied by all required documentation from the Manufacturer relative to the gauges; in addition, the cockpit switches shall be reconfigured into the Manufacturer's standard;

     (g) be certified to operate at 120,000 lbs. Maximum Take Off Weight; provided, that Lessee agrees to accept delivery of the Aircraft at a Maximum Take Off Weight of 116,000 lbs. subject to Lessor providing evidence to Lessee that the weight upgrade has been ordered from Boeing;

     (h) have had accomplished all outstanding airworthiness directives and mandatory orders affecting that model of Aircraft issued by the Aviation Authority that are due within 90 days after the Delivery Date on a terminating action basis; airworthiness directives and mandatory orders that do not have a terminating action will be accomplished at the highest level of inspection or modification permitted;

     (j) no special or unique manufacturer inspection or check requirements specific to the Aircraft will exist (which shall not include airworthiness directives or service bulletins) unless there is no terminating action available from any source;

     (k) have TCAS, Windhsear, 11 parameter DFDR and escape path lighting installed in accordance with FAA requirements;

     (l)  be free of any system-related leaks;

     (m) all fluid reservoirs (including fuel, oil, oxygen, hydraulic and water) will be full, and the waste tank serviced in accordance with the manufacturer's instructions;

     (n) all fuel tanks will have recently undergone an anti-fungus/biological growth contamination laboratory evaluation, and any excessive levels of contamination corrected;

     (o) have all FAA-required signs and decals clean, secure and legible and in the English language;

     (p)  shall be stripped and painted in the Lessee's livery
          (including wings and stabilizers) in accordance with the SRM and the paint manufacturer's instructions and avoiding any overspray on other surfaces; and

     (q)  shall be accompanied by the aircraft records listed on
          Part 2 of Schedule 2.

2.   PARTS

     (a) The Aircraft shall have installed the hard time components as listed in Part 1 of Schedule 2.

     (b) Each life limited or hard time controlled Part, excluding Engine Parts, shall have not less than 50% of the number of Flight Hours or Cycles (whichever is the more limiting factor) remaining to the next scheduled removal in accordance with the Agreed Maintenance Program.

     (c) Each calendar limited Part (including hard time controlled Parts with calendar limits) will have 50% of its life or time between removals, as the case may be (but not less than 12 months), remaining to its next scheduled removal in accordance with the Agreed
          Maintenance Program.

3.   ENGINES

     (a)  The Aircraft shall have installed two serviceable Pratt
          & Whitney JT8D-15 engines, and each such Engine shall have installed a Nordam stage III LGW hushkit.

     (b) The Engine bearing manufacturer's serial number 702943 shall have at least 2100 Flight Hours and 1750 Cycles remaining to its next limiter under the Agreed Maintenance Program. The Engine bearing manufacturer's serial number 708372 shall have at least 4590 Flight Hours and 4470 Cycles remaining to its next limiter under the Agreed Maintenance Program.

     (c) No Engine shall be "on engineering watch", on a reduced interval inspection or otherwise have any defect that reduces the Flight Hours or Cycles (whichever is more limiting) of remaining life pursuant to Engine Manufacturer's or airworthiness requirements until shop visit to less than the number specified for such Engine in Item 3(b) of this Schedule 3.

     (d) The historical and technical records, condition trend monitoring data, power assurance runs and borescope inspection shall not indicate an abnormal acceleration in the rate of performance deterioration or oil consumption in any Engine.

4.   FUSELAGE, WINDOWS AND DOORS

     (a) The fuselage will not contain any dents, corrosion or abrasions that exceed the prescribed limits under the SRM and shall be free of loose, pulled or missing rivets.

     (b) The windows will not contain any delamination, blemishes or crazing that exceed the prescribed limits under the Manufacturer's maintenance manual and will be properly sealed.

     (c) The doors will be free moving, correctly rigged and fitted with serviceable seals.

5.   WINGS AND EMPENNAGE

     (a) The leading edges will not contain any damage that exceeds the prescribed limits under the SRM.

     (b)  All unpainted cowlings and fairings will be polished.

     (c)  All wings will be free of fuel leaks.

6.   INTERIOR

     (a) The interior will be fully serviceable and in a 120-seats all economy configuration as operated by Lessee with Weber 4001 passenger seats installed including the installation of one G4 galley; all other galleys installed in the Aircraft during the Lessee's preliminary inspection will be removed or remain installed pursuant to the Lessee's interior configuration LOPA, and the Lessee shall be responsible for providing all approved engineering documentation relative to the installation of such interior configuration.

     (b) All emergency equipment installed in accordance with Lessee's Emergency Equipment Diagram having a calendar life will have a minimum of one year or 100% of its total approved life remaining, whichever is less.

     (c) All curtains, carpets, seat covers and seat cushions installed in accordance with Lessee's requirements will be serviceable, clean and free from stains and worn out (threadbare) areas and will conform to FAR fire resistance regulations as applicable to an FAR Part 121 operator.

7.   COCKPIT

     (a) All fairing panels shall be free of stains and cracks, clean, secure and repainted as necessary.

     (b) All floor coverings will be clean and effectively sealed.

     (c) All seat covers will be in good condition, clean and free of stains and will conform to FAR fire resistance regulations as applicable to an FAR Part 121 operator.

     (d) All seats will be serviceable, in good condition and repainted as necessary.

8.   CARGO COMPARTMENTS

     (a) All panels will be in serviceable condition and effectively sealed in accordance with FAA requirements.

     (b) All nets will be in serviceable condition in accordance with FAA requirements.

     (c) The cargo compartments will comply with FAR fire resistance and containment regulations as applicable to an FAR Part 121 operator.

9.   LANDING GEAR

     (a) The installed main and nose landing gear components and their associated actuators and parts shall be zero time from overhaul, and shall have not less than 13,000 Cycles remaining for all life limited components.

     (b) The tires and brakes will have 50% of the wear, as specified by the manufacturer as serviceable limits, remaining until next removal.

     (c) The landing gear and wheel wells will be clean, free of leaks and repaired as necessary.

10.  APU

     (a) The APU shall be serviceable in accordance with the Agreed Maintenance Program parameters.

     (b) The historical and technical records, condition trend monitoring data, power assurance runs and borescope inspection shall not indicate an abnormal acceleration in the rate of performance deterioration or oil consumption in the APU.

11.  CORROSION

     (a) The Aircraft will be in compliance with the CPCP and will have been inspected and treated with respect to corrosion as required by the CPCP; and

     (b) The biocide treatment program for the fuel tanks will be in operation and up-to-date under the Agreed
          Maintenance Program.

                            SCHEDULE 4

                OPERATING CONDITION AT REDELIVERY



On the Expiry Date the Aircraft, subject to fair wear and tear generally, will be in the condition set out below.

1.   GENERAL CONDITION

     The Aircraft will:

     (a)  be clean by United States airline standards;

     (b) have installed the full complement of engines and other equipment, parts and accessories and loose equipment required under the Agreed Maintenance Program and usually installed in the other Boeing 737-200 aircraft operated by Lessee (together with any additions and improvements thereto, or replacements thereof, effected pursuant to and in accordance with this Agreement);

     (c) be airworthy, conform to type design and be in a condition suitable for immediate, safe operation in commercial service with all equipment, components and systems operating in accordance with their intended use and within limits established by the manufacturer and approved by the Aviation Authority, and all pilot discrepancies and deferred maintenance items cleared on a terminating action basis;

     (d) have a U.S. Standard Transport Category Certificate of Airworthiness issued by the FAA in accordance with FAR
          Part 21 (or if required by the Lessor, a valid export certificate of airworthiness with respect to the Aircraft issued by the Aviation Authority) and unconditionally meet all Aviation Authority requirements for immediate operations under FAR Part 121;

     (e) comply with the manufacturer's original specification to the extent that it so complied on the Delivery Date and subject to any alterations made pursuant to and in accordance with this Agreement after such date;

     (f) have undergone, immediately prior to redelivery, a "C" Check in accordance with Clause 12.2(a) (so that all Airframe inspections falling due within the next following 3,000 Flight Hours or 13 months of operation in accordance with the Agreed Maintenance Program have been accomplished);

     (g)  have at least two years remaining until the next Heavy
          Check (or equivalent heavy maintenance check) under the Agreed Maintenance Program;

     (h) have had accomplished all outstanding airworthiness directives and mandatory orders affecting that model of Aircraft issued by the Aviation Authority that are due during the Term or within 90 days after the Expiry Date on a terminating action basis; airworthiness directives and mandatory orders that do not have a terminating action will be accomplished at the highest level of inspection or modification permitted;

     (i)  be in compliance with the requirements of Clause
          8.11(m);

     (j) have no special or unique manufacturer inspection or check requirements specific to the Aircraft (which shall not include airworthiness directives or service bulletins) unless there is no terminating action available from any source;

     (k) have installed all applicable vendor's and manufacturer's service bulletin kits received free of charge by the Lessee that are appropriate for the Aircraft and, to the extent not installed, those kits retained by Lessee will be furnished free of charge to the Lessor;

     (l)  be free of any system-related leaks;

     (m) all fluid reservoirs (including fuel, oil, oxygen, hydraulic and water) will be full, and the waste tank serviced in accordance with the manufacturer's instructions;

     (o)  have all signs and decals clean, secure and legible;
          and

     (p) shall be stripped of Lessee's livery and either painted white or painted in the livery of the next operator, as identified by Lessor so long as such follow-on livery is substantially the same as Lessee (and with Lessor furnishing the next operator's paint scheme and logo pounce pattern), in either case in accordance with the SRM and the paint manufacturer's instructions and avoiding any overspray on other surfaces; provided, that Lessor shall bear any cost to Lessee of stripping and painting the Aircraft in excess of $60,000.

2.   PARTS

     (a) Each life limited or hard time controlled Part, excluding Engine Parts, shall have not less than 50% of the number of Flight Hours or Cycles (whichever is the more limiting factor) remaining to the next scheduled removal in accordance with the Agreed Maintenance Program; and

     (b) Each calendar limited Part (including hard time controlled Parts with calendar limits) will have 50% of its life or time between removals, as the case may be (but not less than 12 months), remaining to its next scheduled removal in accordance with the Agreed
          Maintenance Program.

3.   ENGINES

     (a) Each engine installed on the Aircraft shall be an Engine and (if not the engine installed at Delivery) shall, to the extent not previously provided to the Lessor, be accompanied by all documentation the Lessor may require to evidence that title thereto is properly vested in the Lessor in accordance with Clause 8.17(d).

     (b) Each Engine shall have at least the same number of Flight Hours and Cycles remaining to the next LLP replacement as on the Delivery Date, and shall have at least 4,000 Flight Hours and 4,000 Cycles remaining until the next scheduled CER under the Agreed Maintenance Program;

     (c) No Engine shall be "on engineering watch", on a reduced interval inspection or otherwise have any defect that reduces the Flight Hours or Cycles (whichever is more limiting) of remaining life pursuant to Engine Manufacturer's or airworthiness requirements until overhaul to less than 4,000; and

     (d) The historical and technical records, condition trend monitoring data, power assurance runs and borescope inspection shall not indicate an abnormal acceleration in the rate of performance deterioration or oil consumption in any Engine.

4.   FUSELAGE, WINDOWS AND DOORS

     (a) The fuselage will not contain any dents, corrosion or abrasions that exceed the prescribed parameters under the SRM and shall be free of loose, pulled or missing rivets. All repairs to the fuselage performed during the Term will be flush instead of scab patches unless a flush repair is not feasible.

     (b) The windows will not contain any delamination, blemishes or crazing that exceed the prescribed parameters under the Manufacturer's maintenance manual and will be properly sealed.

     (c) The doors will be free moving, correctly rigged and fitted with serviceable seals.

5.   WINGS AND EMPENNAGE

     (a) The leading edges will not contain any damage that exceeds the prescribed parameters under the SRM.

     (b)  All unpainted cowlings and fairings will be polished.
     (c)  All wings will be free of fuel leaks.

6.   INTERIOR

     (a) The interior will be fully serviceable and in the configuration as at the Delivery Date.

     (b) All emergency equipment having a calendar life will have a minimum of one year or 100% of its total approved life remaining, whichever is less.

     (c) All curtains, carpets, seat covers and seat cushions will be clean and free from stains and worn out
          (threadbare) areas and will conform to FAR fire resistance regulations as applicable to an FAR Part 121 operator.

7.   COCKPIT

     (a) All fairing panels shall be free of stains and cracks, clean, secure and repainted as necessary.

     (b) All floor coverings will be clean and effectively sealed.

     (c) All seat covers will be in good condition, clean and free of stains and will conform to FAR fire resistance regulations as applicable to an FAR Part 121 operator.

     (d) All seats will be serviceable, in good condition and repainted as necessary.

8.   CARGO COMPARTMENTS

     (a) All panels will be in good condition and effectively sealed.

     (b)  All nets will be in good condition.

     (c) The cargo compartments will comply with FAR fire resistance and containment regulations as applicable to an FAR Part 121 operator.

9.   LANDING GEAR

     (a) The installed main and nose landing gear components and their associated actuators and parts will be cleared of all inspections for not less than 12 months, 3,000 Flight Hours or 3,000 Cycles of operation (whichever is more limiting).

     (b) The tires and brakes will have 50% of the wear, as specified by the manufacturer as serviceable limits, remaining until next removal.

     (c) The landing gear and wheel wells will be clean, free of leaks and repaired as necessary.

10.  APU

     (a) The APU shall be serviceable in accordance with the Agreed Maintenance Program.

11.  CORROSION

     (a) The Aircraft will be in compliance with the CPCP and will have been inspected and treated with respect to corrosion as required by the CPCP; and

     (b) The biocide treatment program for the fuel tanks will be in operation and up-to-date under the Agreed
          Maintenance Program.

                            SCHEDULE 5

                              PART 1

                     (INSURANCE REQUIREMENTS)

1.   The Insurances required to be maintained are as follows:

     (a) HULL "ALL RISKS" of loss or damage while flying and on the ground with respect to the Aircraft for the Agreed
          Value and with a deductible not exceeding the Hull
          Insurance Deductible.

     (b) HULL WAR AND ALLIED PERILS, covering those war risks excluded from the Hull "All Risks" Policy to the extent such coverage is available from the leading international insurance markets, including confiscation and requisition by the State of Registration, for the Agreed Value;

     (c) "ALL RISKS" PROPERTY INSURANCE (INCLUDING WAR AND ALLIED RISK except when on the ground or in transit other than by air or sea) on all Engines and Parts when not installed on the Aircraft (to the extent not covered under the Aircraft hull insurances described in paragraphs (a) and (b) above), including Engine test and running risks, in an amount equal to replacement value in the case of the Engines;

     (d) AIRCRAFT THIRD PARTY, BODILY INJURY/PROPERTY DAMAGE, PASSENGER, BAGGAGE, CARGO AND MAIL AND AIRLINE GENERAL THIRD PARTY (INCLUDING PRODUCTS) LEGAL LIABILITY for a combined single limit (Bodily Injury/Property Damage) of an amount not less than the Minimum Liability Coverage for the time being in respect of any one occurrence (but, in respect of products liability, this limit may be an aggregate limit for any and all losses occurring during the currency of the policy, and in respect of liability arising out of certain offences, the limit (within the said combined single limit) may be $25,000,000 in respect of any one offence and in the aggregate, and cargo and mail legal liability may be subject to a limit of $1,000,000 any one occurrence); War and Allied Risks are also to be covered under the Policy to the extent available in the leading international insurance markets. The Minimum Liability Coverage may be adjusted upwards from time to time to such an amount as the Lessor may be advised by its insurance brokers constitutes the standard Minimum Liability Coverage applicable to Boeing 737-200 series aircraft operating in North America by an airline similarly situated as Lessee. If the Lessee disputes any such adjustment, the matter shall be referred to a reputable independent insurance broker in the United States of America appointed by the Lessor, whose decision, acting as expert, shall be conclusive and binding on the Lessee.

2.   All required hull and spares insurance specified in Clauses
     1(a), 1(b) and 1(c) above, so far as it relates to the Aircraft, will:

     (a) provide that any loss will be settled with the Lessee (who undertakes to consult with the Lessor and Mortgagee in regard thereto), and any claim that becomes payable on the basis of a Total Loss shall be paid in Dollars to Mortgagee as loss payee as its interests may appear up to the Agreed Value, and loss proceeds in excess of the Agreed Value shall be payable to Lessee, with any other claim being payable as may be necessary for the repair of the damage to which it relates;

     (b) if separate Hull "All Risks" and "War Risks" insurances are arranged, include a 50/50 provision in the terms of Lloyd's endorsement AVS103 or its equivalent; and

     (c) confirm that the Insurers are not entitled to replace the Aircraft in the event of a Total Loss.

3. All required liability insurances specified in Clause 1(d) above will:

     (a) include the Indemnitees and, for a period of three years after the Delivery Date, the Previous Owner and the Previous Operator as additional assureds for their respective rights and interests, warranted (each as to itself only) no operational interest; but the coverage provided will not include claims arising out of their legal liability as manufacturer, repairer or servicing agent of the aircraft or any part thereof;

     (b)  include a severability of interest clause;

     (c) contain a provision confirming that the policy is primary without right of contribution and that the liability of the insurers will not be affected by any other insurance of which any Indemnitee or the Lessee have the benefit; and

     (d) accept and insure the indemnity provisions of this Agreement to the extent of the risks covered by the relevant policy or policies.

4.   All Insurances will:

     (a) be in accordance with normal industry practice of Persons operating similar aircraft in similar circumstances;

     (b) provide coverage on a worldwide basis subject to those territorial exclusions which are usual and customary for carriers similarly situated with Lessee in the case of War Risks and Allied Perils coverage which are advised to and approved by Lessor, such approval not to be unreasonably withheld;

     (c) acknowledge that the insurers are aware that the Aircraft is owned by the Lessor and is subject to this Agreement;

     (d) provide that, in relation to the interests of each of the additional assureds, the Insurances will not be invalidated by any act or omission of the Insured which results in a breach of any terms, conditions or warranty of the policies;

     (e) provide that the Insurers will waive any rights of recourse and/or subrogation against each additional assured to the same extent that Lessee has waived or has no rights of recovery against such additional assured in the Lease;

     (f) provide that the additional assureds will have no obligation or responsibility for the payment of any premiums (but reserve the right to pay the same should any of them elect to do so) and that the Insurers will waive any right of offset or counterclaim against the respective additional assureds other than for outstanding premiums in respect of the Aircraft, any Engine or Part;

     (g) provide that, except in the case of any provision for cancellation or automatic termination specified in the policies or endorsements thereof, the Insurance can only be canceled or materially altered in a manner adverse to the additional assureds by giving at least 30 days' written notice to the Lessor and each Financing Party, except in the case of war risks (or radioactive contamination), for which seven days' written notice (or such lesser period as is or may be customarily available in respect thereof) will be given; and

     (h)  include a services of suit clause; and

     (i) provide coverage with respect to losses in connection with the change of year from 1999 to 2000, the change of date from 21 August 1999 to 22 August 1999 and/or any other change of year, date or time to the fullest extent available in the worldwide aviation insurance market including date recognition limited coverage clauses AVN2001 and AVN2002 or their equivalent.

                              PART 2

                  (FORM OF BROKER'S UNDERTAKING)



[To be supplied by Lessee's Broker]

                              PART 3

                 [FORM OF INSURANCE CERTIFICATE]




[To be supplied by Lessee's Broker]

                            EXHIBIT A

                    CERTIFICATE OF ACCEPTANCE



          This Certificate of Acceptance is delivered on the date set forth in paragraph 1 below by Vanguard Airlines, Inc. (the "Lessee") to Aircraft 22121, Inc. (the "Lessor") pursuant to Lease Agreement 22121, dated July 22, 1999, between the Lessor and the Lessee (the "Agreement"). Capitalized terms used but not defined in this Certificate of Acceptance shall have the meaning given to such terms in the Agreement.

1.   DETAILS OF ACCEPTANCE

     The Lessee hereby confirms to the Lessor that the Lessee has at __:__ _.m. G.M.T. on this _____ day of July 1999, at San
     Jose, Costa Rica, accepted the following, in accordance with the provisions of the Agreement.

     (a) one Boeing Model 737-230 airframe, bearing manufacturer's serial number 22121 and U.S.
          registration mark N123NJ;

     (b) two Pratt & Whitney Model JT8D-15 engines, bearing manufacturer's serial numbers 702943 and 708372;

     (c) all Parts installed on, attached to or appurtenant to the Airframe and Engines; and

     (d) the Aircraft Documents specified in Schedule 1 - Part 2 of the Agreement.

2. LESSEE'S CONFIRMATION The Lessee confirms to the Lessor that as at the time indicated above, being the time of
     Delivery:

     (a) the Lessee's representations and warranties contained in Clauses 2.1 and 2.2 of the Agreement are hereby repeated;

     (b)  the Aircraft is insured as required by the Agreement;
          and

     (c) the Lessee confirms that there have been affixed to the Aircraft and the Engines the fireproof notices required by the Agreement.

3. LESSOR'S CONFIRMATION The Lessor confirms to the Lessee that, as at the time indicated above, being the time of Delivery, the Lessor's representations and warranties contained in Clause 2.4 of the Agreement are hereby repeated.

IN WITNESS WHEREOF Lessor and Lessee have executed this
Certificate of Acceptance on the date set forth in Clause 1 of this Certificate.

                                   SIGNED on behalf of
                                   AIRCRAFT 22121, INC.



                                   By:__________________________
                                   Name:
                                   Title:




                                   SIGNED on behalf of
                                   VANGUARD AIRLINES, INC.



                                   By:__________________________
                                   Name:
                                   Title:

                            EXHIBIT B

                CERTIFICATE OF DELIVERY CONDITION



          This Certificate of Delivery Condition is delivered on July __, 1999 by Vanguard Airlines, Inc. (the "Lessee") to Aircraft 22121, Inc. (the "Lessor") pursuant to Lease Agreement 22121, dated July 22, 1999, between the Lessor and the Lessee (the "Agreement"). Capitalized terms used but not defined in this Certificate of Delivery Condition shall have the meaning given to such terms in the Agreement.

1. AIRCRAFT ACCEPTANCE: Lessee hereby confirms to Lessor that, pursuant to the Agreement, Lessee has accepted the Boeing Model 737-230 airframe bearing manufacturer's serial number 22121 and U.S. registration mark N123NJ, together with the two Pratt & Whitney Model JT8D-15 engines bearing manufacturer's serial numbers 702943 and 708372, all Parts installed on, attached to or appurtenant to the Airframe and Engines and the Aircraft Documents, and Lessor and Lessee agree that such Airframe, Engines and Parts are in the condition set forth on the attached Annex 1.

2. CONFIRMATION OF DELIVERY CONDITION: Lessee confirms to Lessor that at the time of acceptance of the Leased Property, the Leased Property complied in all respects with the condition required at Delivery under Clause 4.2 and Schedule 3 of the Agreement, except for the items (if any) listed on the attached Annex 2 (the "Discrepancies"). Lessor and Lessee agree that the Discrepancies (if any) shall be corrected as set forth on the attached Annex 2.

IN WITNESS WHEREOF Lessor and Lessee have executed this
Certificate of Acceptance on the date set forth at the beginning of this Certificate.

SIGNED on behalf of                SIGNED on behalf of
AIRCRAFT 22121, INC.               VANGUARD AIRLINES, INC.



By:____________________________    By:___________________________
Name:                              Name:
Title:                             Title:

                                                          ANNEX 1

                  MAINTENANCE STATUS AT DELIVERY

                       DATE: July 29, 1999

AIRFRAME TIME:

     Total Flight Hours: 39693
     Total Cycles:       34850

AIRFRAME LIMITS:

     Type of Check:           C Check
     Check Interval:          13 Month
     Time Since Last Check:   0

ENGINE DATA:

     Position:                          No.1           No.2
     Model:                             JT8D-15        JT8D-15
     Serial Numbers:                    702943         708372

     Total Flight Hours:                32084          30798
     Total Cycles:                      28886          30423
     Flight Hours Since Last CER:           0              0
     Cycles Since Last CER:                 0              0
     Flight Hours to Next Hard Limit:    2105           4592
     Cycles to Next Hard Limit:          1757           4474

APU:

     Model:         GTCP85-1298
     Serial Number: P-137

     Total Flight Hours:                12,110
     Total Cycles:                      14,493
     Flight Hours Since Last CER:            0
     Cycles Since Last CER:                  0
     Flight Hours Remaining on LLPs:    No LLPs
     Cycles Remaining on LLPs:          No LLPs

LANDING GEAR LIMITS:

     Position:                Nose      Left      Right
     Overhaul Interval:       20,000H   20,000H   20,000H
     Time Since Overhaul:           0         0         0
     Time to Next Overhaul:   20,000H   20,000H   20,000H

                                                          ANNEX 2

                          DISCREPANCIES



   DESCRIPTION OF DISCREPANCY           AGREED CORRECTIVE ACTION

                            EXHIBIT C

                         FORM OF CONSENT



[To be Supplied]

                            EXHIBIT D

                      FORM OF LEGAL OPINION



[To be Supplied]

                            EXHIBIT E

                     FORM OF LETTER OF CREDIT



[N/A]

                            EXHIBIT F

                  FORM OF MONTHLY STATUS REPORT



AIRCRAFT TYPE       REG. MARK SERIAL NO.     MONTH ENDING

  Boeing 737-230      N123NJ    22121       ...............


1.   AIRCRAFT UTILIZATION:

(a)  Airframe Total Flight Hours             .............

(b)  Airframe Total Cycles                   .............

(c)  Airframe Flight Hours for Month         .............

(d)  Airframe Cycles for Month               .............

(e)  Airframe Flight Hours since Overhaul    .............

(f)  Airframe Cycles since Overhaul          .............

(g)  Airframe Flight Hours since C-Check     .............

(h)  Airframe Cycles since C-Check           .............

2.   POWERPLANT STATUS:                      NO.1      NO.2

(a)  Serial Nos. of Delivered Engines        702943    708372

(b)  Serial Nos. of Replacement Engines      .......   .......
     (if applicable)

(c)  Serial Nos. of Installed Engines        .......   .......
     (if different from (a) or (b) above)

(d)  Current Location of Delivered or        .......   ........
     Replacement Engines (as applicable)
     (if not installed on Airframe)

(e)  Total Time Since New of Delivered       .......   ........
     or Replacement Engines (as applicable)

(f)  Total Cycles Since New of Delivered     .......   ........
     or Replacement Engines (as applicable)

(g)  Total Time Since Last Service           .......   ........

(h)  Total Cycles Since Last Service         .......   ........

(i)  Flight Hours to Limiter                 .......   ........

(j)  Cycles to Limiter                       .......   .......

(k)  Limiter                                 .......   .......

(l)  Total Flight Hours for the Month for    .......   .......
     each Delivered or Replacement Engine
     (as applicable)

(m)  Total Cycles for the Month for each     .......   .......
     Delivered or Replacement Engine
     (as applicable)

(n)  Serial No. of Delivered APU             ........

(o)  Serial No. of Replacement APU           ........
     (if applicable)

(p)  Serial No. of Installed APU             ........
     (if different from (a) or (b) above)

(q)  Current Location of Delivered or        ........
     Replacement APU (as applicable)
     (if not installed on Airframe)

(r)  Total Time Since New of Delivered       ........
     or Replacement APU (as applicable)

(s)  Total Cycles Since New of Delivered     ........
     or Replacement APU (as applicable)

(t)  Total Hours for the Month for           ........
     Delivered or Replacement APU
     (as applicable)

(u)  Total Cycles for the Month for          ........
     Delivered or Replacement APU
     (as applicable)

3.   ROUTINE CHECKS / A.D. AND S.B. COMPLIANCE:

(a)  Routine Checks (A and above) performed during Month:

(b)  Airworthiness Directives complied with during Month:

(c)  Service Bulletins complied with during Month:

4.   AIRCRAFT DAMAGE OR ENGINE CHANGES:

     Details of any repairs carried out to the Aircraft beyond
     SRM limits and Engine changes, giving reasons for repair or change:


5.   UPCOMING MAINTENANCE CHECKS

(a) Maintenance Checks (C segment and above) scheduled or expected to be performed on the Airframe during the next 12 months:


(b) Scheduled shop visits or heavy maintenance visits scheduled or expected to be performed on the Engines during the next
     12 months:

(c) Overhauls, or replacements scheduled or expected to be performed on the APU or Landing Gear during the next 12 months:



Date:  ___________, ____      CERTIFIED FOR AND ON BEHALF OF
                              VANGUARD AIRLINES, INC.


                              By:_______________________________
                              Name:
                              Title:

                            EXHIBIT G

                    CERTIFICATE OF REDELIVERY


          This Certificate of Redelivery is delivered by Aircraft 22121, Inc. (the "Lessor") to Vanguard Airlines, Inc. (the "Lessee") pursuant to Lease Agreement 22121, dated July 22, 1999, between the Lessor and the Lessee (the "Agreement"). Capitalized terms used but not defined in this Certificate of Acceptance shall have the meaning given to such terms in the Agreement.

1.   DETAILS OF ACCEPTANCE

     The Lessor hereby confirms to the Lessee that the Lessor has at __:__ _.m. G.M.T. on this _____ day of _________, at
     __________, ________ accepted for redelivery the following, in accordance with the provisions of the Agreement.

     (a) one Boeing Model 737-230 airframe, bearing manufacturer's serial number 22121 and U.S.
          registration mark N123NJ;

     (b) two Pratt & Whitney Model JT8D-15 engines, bearing manufacturer's serial numbers [______] and [______];

     (c) all Parts installed on, attached to or appurtenant to the Airframe and Engines; and

     (d) the Aircraft Documents specified in Schedule 1 - Part 2 of the Agreement.

2. LESSOR'S CONFIRMATION The Lessee confirms to the Lessor that as at the time indicated above the Lessor is satisfied that the Aircraft is in the condition required Clause 12 and
     Schedule 4 of the Agreement and has been redelivered to the Lessor in accordance with the Agreement.

IN WITNESS WHEREOF, Lessor has executed this Certificate of
Redelivery on the date set forth in Clause 1 of this Certificate of Redelivery.

                                   AIRCRAFT 22121, INC.


                                   By:___________________________
                                   Name:
                                   Title: